UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2022

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

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Chair’s Letter to Shareholders

Dear Shareholders,

The question of whether economies are moving toward normalization or recession has dominated financial markets in 2022. Persistently high inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.

Inflation has surged partially due to COVID supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating slower economic growth. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago. Larger increases of 0.50% in May and 0.75% in June, July and September 2022 followed, bringing the target fed funds rate to a range of 3.00% to 3.25%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. However, the still strong labor market suggests not all areas of the economy are weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

September 23, 2022

Important Notices

For Shareholders of

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and other western nations, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.

Additional sanctions may be imposed in the future. Such sanctions may adversely impact, among other things, the Russian economy and various sectors of the global economy, including but not limited to, the financials, energy, metals and mining, engineering and defense sectors. The sanctions and any related boycotts, tariffs, and financial restrictions imposed on Russia’s government, companies and certain individuals may cause a decline in the value and liquidity of Russian securities; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on your Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which your Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund.

Portfolio Managers’ Commentary

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”). The Funds’ portfolio managers are Scott Caraher and Kevin Lorenz, CFA.

Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section of the report.

What factors affected the economy and the markets during the twelve-month annual reporting period ended July 31, 2022?

After recovering from the pandemic in 2021, the U.S. economy weakened in the first half of 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. However, in early 2022, China’s COVID-19 lockdown and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions. Inflation increased more than expected during the first half of 2022, putting pressure on global central banks to respond with more aggressive measures.

The U.S. Federal Reserve (Fed) began an interest rate hiking cycle in March 2022 with a 0.25% hike to the target federal funds rate, followed by larger increases of 0.50% in May 2022, 0.75% in June 2022 and another 0.75% in July 2022. Overall, the Fed raised the target federal funds rate from near zero at the start of 2022 to a range of 2.25% to 2.50% by July 2022. Subsequent to the end of the reporting period, the Fed raised the policy interest rate another 0.75% in September 2022 to a range of 3.00% to 3.25%. Interest rate, stock and bond price volatility increased as markets considered whether the Fed could cool inflation without putting the economy into a recession. Additionally, the U.S. dollar appreciated significantly relative to major world currencies beginning in March of 2022, serving as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. The dollar’s appreciation was driven in part by the Fed’s increasingly forceful response to inflation compared with other central banks, the relatively better prospects of the U.S. economy and “safe-haven” flows from investors uncertain about geopolitical and global economic conditions.

By mid-year, inflation and higher borrowing costs appeared to be dampening consumer confidence and consumer spending. Also, two consecutive quarters of negative U.S. GDP growth added to recession risks. U.S. GDP fell by an annual rate of 0.6% in the second quarter of 2022, according to the second estimate from the U.S. Bureau of Economic Analysis. This followed a 1.6% annualized GDP decrease in the first quarter of 2022. However, the labor market, another key gauge of the economy’s health, has remained resilient. As of July 2022, the U.S. unemployment rate fell to 3.5%, its pre-pandemic low, and the economy has now recovered the 22 million jobs lost since the beginning of the pandemic.

The loan market benefited from generally stable prices and constructive investor sentiment throughout much of the reporting period. However, loans briefly sold off in March 2022 as concerns escalated about the Russia-Ukraine war, and stumbled again in mid-June 2022 following the Fed’s 0.75% rate hike. After getting a lift from steady inflows in 2021 and the first quarter of 2022, retail loan mutual funds experienced outflows during the second quarter of 2022. Recession fears induced by the Fed outweighed concerns regarding the impact of rising rates on longer-duration assets. Institutional demand for loans from collateralized loan obligations (CLOs) remained relatively robust despite shifts in market sentiment. As the reporting period drew to a close, investor anxiety that weaker companies carrying more debt would come under pressure was fueled by several factors, including the potentially slowing economy, a further rise in short-term yields and the Fed’s inflation-fighting measures.

What key strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2022?

The Funds’ investment objective is to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S. dollar-denominated secured senior loans and other debt instruments. The investment management team focuses on loans of issuers with businesses in defensive sectors that have strong asset coverage, as well as loans of larger issuance and facility sizes. These loans are generally referred to as broadly syndicated loans. Consistent with their investment policies, the Funds also invest opportunistically in below investment grade corporate bonds to seek relative value opportunities across the capital structure. The Funds use leverage.

During the reporting period, the investment management team actively increased exposure to larger, more liquid loans and publicly traded issuers with listed equity, with a goal of maintaining portfolio liquidity amid escalating market uncertainties. Overall, such issuers tend to operate with greater economies of scale, enabling them to better manage input costs. Doing so may offset potential margin pressures during periods of sharply rising inflation such as that experienced during the reporting period.

How did the Funds perform during the twelve-month reporting period ended July 31, 2022?

For the twelve-month reporting period ended July 31, 2022, all five Funds underperformed the Credit Suisse Leveraged Loan Index. For purposes of this performance commentary, references to relative performance are in comparison to the Credit Suisse Leveraged Loan Index.

The Funds’ use of leverage through bank borrowings, the issuance of preferred shares and, in the case of JQC, reverse repurchase agreements detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.

In addition to the use of leverage, the Funds’ allocations to out-of-benchmark high yield corporate bonds detracted from relative results as high yield corporate bonds significantly underperformed senior loans, particularly during the second half of the reporting period. JQC, consistent with its mandate, maintained a higher allocation to high yield corporate bonds compared to NSL, JFR, JRO and JSD, and as a result, experienced a more pronounced negative impact on relative performance compared to the other Funds. The top individual detractors from relative performance included senior loans and corporate bonds of Avaya Inc., a telecommunications equipment manufacturer which announced disappointing earnings during the reporting period. As of the end of the reporting period, the Funds continued to hold these positions in their respective portfolios based on an assessment of their fundamental long-term value.

The Funds’ relative underperformance was partially offset by select holdings in energy-related companies, which contributed positively to relative results given the rise in energy prices during the reporting period. In particular, the post-reorganization equity of exploration and production (E&P) company California Resources Corp. notched gains driven by the energy rally and the firm’s strong earnings. Loans issued by another E&P company, QuarterNorth Energy, Inc. (formerly known as Fieldwood Energy Inc. prior to its debt restructuring), also performed well. Lastly, the equity of power generator Energy Harbor Corp. contributed positively to performance. As of the end of the reporting period, the Funds continued to maintain exposure to all three companies.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when shortterm interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.

As of July 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.42%	38.42%	38.58%	38.45%	38.97%
Regulatory Leverage*	38.42%	38.42%	38.58%	38.45%	31.82%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2021	Draws	Paydowns	Outstanding Balance as of July 31, 2022	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of September 23, 2022
NSL	$94,300,000	$—	$(1,500,000)	$92,800,000	$94,201,370	$—	$—	$92,800,000
JFR	$238,400,000	$—	$(5,000,000)	$233,400,000	$238,057,534	$—	$—	$233,400,000
JRO	$164,500,000	$—	$(2,400,000)	$162,100,000	$164,335,616	$—	$—	$162,100,000
JSD	$19,500,000	$—	$(1,500,000)	$18,000,000	$19,401,370	$—	$—	$18,000,000
JQC	$402,000,000	$—	$(156,000,000)	$246,000,000	$380,191,781	$—	$—	$246,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements and Reverse Repurchase Agreements for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of August 1, 2021	Sales	Purchases	Outstanding Balance as of July 31, 2022	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 23, 2022
$142,000,000	$ —	$ —	$142,000,000	$142,000,000	$ —	$ —	$142,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements and Reverse Repurchase Agreements for further details.

Fund Leverage (continued)

Taxable Fund Preferred Shares

As noted previously, in addition to bank borrowings, the Funds also issued TFP. The Funds’ transactions in TFP are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2021	Issuance	Redemptions	Outstanding Balance as of July 31, 2022	Average Balance Outstanding		Issuance	Redemptions	Outstanding Balance as of September 23, 2022
NSL	$40,000,000	$—	$—	$40,000,000	$40,000,000		$—	$—	$40,000,000
JFR	$100,000,000	$—	$—	$100,000,000	$100,000,000		$—	$—	$100,000,000
JRO	$75,000,000	$—	$—	$75,000,000	$75,000,000		$—	$—	$75,000,000
JSD	$70,000,000	$—	$—	$70,000,000	$70,000,000		$—	$—	$70,000,000
JQC	$—	$140,000,000	$—	$140,000,000	$140,000,000	*	$—	$—	$140,000,000
*	For the period June 8, 2022 (first issuance date of shares) through July 31, 2022.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on TFP.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2022 and may differ from previously issued distribution notifications.

NSL, JFR, JRO and JSD

NSL, JFR, JRO and JSD have implemented a level distribution policy. The goal of the Funds’ level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. The Funds intend to distribute all or substantially all of their net investment income through their regular monthly distribution and to distribute realized capital gains at least annually. In any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, regular distributions throughout the year are expected to include net investment income, realized gains and return of capital. You should not draw any conclusions about the Funds’ investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a Fund’s capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

JQC

JQC had a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution was expected to include net investment income, return of capital and potentially capital gains for tax purposes. On September 20, 2021, JQC announced that its Board of Trustees approved the adoption of a level distribution policy. The level distribution policy became effective with the Fund’s distribution payable November 1, 2021.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on www.nuveen.com/en-us/closed-end-funds.

Data as of July 31, 2022

	Current Month Percentage of Distributions			Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
NSL	84.82%	0.00%	15.18%	$0.4125	$0.3499	$0.0000	$0.0626
JFR	87.36%	0.00%	12.64%	$0.7040	$0.6150	$0.0000	$0.0890
JRO	85.74%	0.00%	14.26%	$0.6980	$0.5985	$0.0000	$0.0995
JSD	90.45%	0.00%	9.55%	$1.0500	$0.9497	$0.0000	$0.1003
JQC	72.87%	0.00%	27.13%	$0.4774	$0.3479	$0.0000	$0.1295

Common Share Information (continued)

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of July 31, 2022

			Annualized			Cumulative
Fund	Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
NSL	10/27/1999	$0.0385	8.38%	(3.03)%	2.05%	7.49%	(3.03)%
JFR	3/25/2004	$0.0660	8.43%	(2.84)%	2.18%	7.50%	(2.84)%
JRO	7/27/2004	$0.0655	8.44%	(2.82)%	2.17%	7.50%	(2.82)%
JSD	5/26/2011	$0.0985	8.46%	(3.52)%	1.82%	7.52%	(3.52)%
JQC	6/25/2003	$0.0420	8.26%	(5.15)%	1.65%	7.83%	(5.15)%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of July 31, 2022, (and since the inception of the Funds’ repurchase programs) each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	10,000	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,050,000	1,005,000	13,560,000

OTHER COMMON SHARE INFORMATION

As of July 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$5.51	$9.39	$9.31	$13.97	$6.10
Common share price	$5.02	$8.84	$8.67	$12.63	$5.50
Premium/(Discount) to NAV	(8.89)%	(5.86)%	(6.87)%	(9.59)%	(9.84)%
Average premium/(discount) to NAV	(6.34)%	(4.57)%	(4.72)%	(7.25)%	(8.42)%

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NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of July 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	(3.03)%	2.05%	4.19%
NSL at Common Share Price	(5.84)%	1.23%	3.42%
Credit Suisse Leveraged Loan Index	(0.86)%	3.20%	3.99%
*	For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	135.7%
Corporate Bonds	17.8%
Common Stocks	3.9%
Warrants	0.9%
Convertible Preferred Securities	0.1%
Other Assets Less Liabilities	3.8%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	162.2%
Borrowings	(43.6)%
Taxable Fund Preferred Shares, net of deferred offering costs	(18.6)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	1.9%
Quarternorth Energy Holding Inc	1.6%
Medline Borrower, LP	1.5%
Delta 2 (LUX) S.a.r.l	1.3%
PetSmart, Inc.	1.1%

Portfolio Composition1

(% of total investments)

Hotels, Restaurants & Leisure	13.2%
Software	11.1%
Health Care Providers & Services	8.8%
Media	8.4%
Oil, Gas & Consumable Fuels	4.4%
Diversified Telecommunication Services	3.4%
Specialty Retail	3.1%
Health Care Equipment & Supplies	3.0%
IT Services	2.9%
Insurance	2.8%
Pharmaceuticals	2.6%
Communications Equipment	2.6%
Entertainment	2.3%
Commercial Services & Supplies	2.3%
Airlines	2.1%
Energy Equipment & Services	1.8%
Professional Services	1.5%
Machinery	1.4%
Auto Components	1.3%
Beverages	1.2%
Other	19.8%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.7%
BB or Lower	88.8%
N/R (not rated)	1.5%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of July 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	(2.84)%	2.18%	4.37%
JFR at Common Share Price	(2.59)%	1.44%	4.31%
Credit Suisse Leveraged Loan Index	(0.86)%	3.20%	3.99%
*	For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 30, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	136.2%
Corporate Bonds	17.8%
Common Stocks	3.7%
Asset-Backed Securities	2.2%
Warrants	0.8%
Convertible Preferred Securities	0.1%
Short-Term Investment Companies	1.6%
Other Assets Less Liabilities	(0.1)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	162.3%
Borrowings	(43.7)%
Taxable Fund Preferred Shares, net of deferred offering costs	(18.6)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	2.4%
Quarternorth Energy Holding Inc	1.5%
Delta 2 (LUX) S.a.r.l.	1.2%
Medline Borrower, LP	1.2%
Clear Channel Outdoor Holdings, Inc.	1.2%

Portfolio Composition1

(% of total investments)

Hotels, Restaurants & Leisure	13.6%
Software	9.8%
Media	9.0%
Health Care Providers & Services	9.0%
Oil, Gas & Consumable Fuels	4.2%
Diversified Telecommunication Services	3.1%
Insurance	3.0%
Specialty Retail	2.9%
Health Care Equipment & Supplies	2.7%
IT Services	2.6%
Pharmaceuticals	2.6%
Communications Equipment	2.3%
Commercial Services & Supplies	2.3%
Entertainment	2.1%
Airlines	1.9%
Energy Equipment & Services	1.6%
Road & Rail	1.3%
Machinery	1.3%
Auto Components	1.2%
Building Products	1.2%
Other	19.9%
Asset-Backed Securities	1.4%
Short-Term Investment Companies	1.0%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	10.3%
BB or Lower	88.2%
N/R (not rated)	1.5%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of July 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	(2.82)%	2.17%	4.52%
JRO at Common Share Price	(3.76)%	1.05%	4.03%
Credit Suisse Leveraged Loan Index	(0.86)%	3.20%	3.99%
*	For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	135.7%
Corporate Bonds	18.1%
Common Stocks	3.7%
Asset-Backed Securities	1.9%
Warrants	0.8%
Convertible Preferred Securities	0.1%
Short-Term Investment Companies	2.7%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	162.7%
Borrowings	(42.9)%
Taxable Fund Preferred Shares, net of deferred offering costs	(19.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	2.4%
Quarternorth Energy Holding Inc	1.5%
Medline Borrower, LP	1.3%
Delta 2 (LUX) S.a.r.l.	1.2%
Caesars Resort Collection, LLC	1.2%

Portfolio Composition1

(% of total investments)

Hotels, Restaurants & Leisure	13.7%
Software	9.7%
Media	9.2%
Health Care Providers & Services	9.1%
Oil, Gas & Consumable Fuels	4.1%
Diversified Telecommunication Services	3.1%
Specialty Retail	2.9%
IT Services	2.9%
Health Care Equipment & Supplies	2.7%
Insurance	2.7%
Commercial Services & Supplies	2.4%
Communications Equipment	2.3%
Pharmaceuticals	2.3%
Entertainment	2.0%
Airlines	1.9%
Energy Equipment & Services	1.7%
Machinery	1.6%
Road & Rail	1.3%
Professional Services	1.3%
Building Products	1.3%
Other	19.0%
Asset-Backed Securities	1.2%
Short-Term Investment Companies	1.6%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.9%
BB or Lower	88.4%
N/R (not rated)	1.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JSD at Common Share NAV	(3.52)%	1.82%	3.94%
JSD at Common Share Price	(5.50)%	0.78%	3.43%
Credit Suisse Leveraged Loan Index	(0.86)%	3.20%	3.99%
*	For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	136.7%
Corporate Bonds	19.2%
Common Stocks	4.0%
Warrants	0.9%
Convertible Preferred Securities	0.1%
Short-term Investment Companies	3.6%
Other Assets Less Liabilities	(2.3)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	162.2%
Borrowings	(12.8)%
Taxable Fund Preferred Shares, net of deferred offering costs	(49.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Caesars Resort Collection, LLC,	1.6%
Delta 2 (LUX) S.a.r.l.	1.4%
Medline Borrower, LP	1.3%
PetSmart, Inc.	1.1%
CenturyLink, Inc.	1.1%

Portfolio Composition1

(% of total investments)

Hotels, Restaurants & Leisure	11.9%
Software	10.8%
Health Care Providers & Services	9.2%
Media	6.5%
Oil, Gas & Consumable Fuels	4.8%
Diversified Telecommunication Services	3.4%
IT Services	3.3%
Health Care Equipment & Supplies	3.0%
Specialty Retail	3.0%
Communications Equipment	2.5%
Pharmaceuticals	2.4%
Commercial Services & Supplies	2.3%
Insurance	2.2%
Airlines	2.2%
Entertainment	2.1%
Energy Equipment & Services	1.7%
Machinery	1.7%
Aerospace & Defense	1.4%
Beverages	1.3%
Auto Components	1.3%
Wireless Telecommunication Services	1.3%
Other	19.5%
Short-term Investment Companies	2.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.3%
BB or Lower	89.0%
N/R (not rated)	1.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of July 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	(5.15)%	1.65%	3.84%
JQC at Common Share Price	(8.93)%	2.08%	4.00%
Credit Suisse Leveraged Loan Index	(0.86)%	3.20%	3.99%
*	For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	137.4%
Corporate Bonds	22.9%
Common Stocks	1.3%
Warrants	0.3%
Convertible Bonds	0.2%
Convertible Preferred Securities	0.0%
Short-term Investment Companies	1.6%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings, Reverse Repurchase Agreements and Taxable Fund Preferred Shares, net of deferred offering costs	163.8%
Borrowings	(29.8)%
Reverse Repurchase Agreements	(17.2)%
Taxable Fund Preferred Shares, net of deferred offering costs	(16.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Medline Borrower, LP	1.3%
Acrisure, LLC	1.2%
Sabre GLBL Inc.	1.2%
PetSmart, Inc.	1.2%
RegionalCare Hospital Partners Holdings, Inc.	1.1%

Portfolio Composition1

(% of total investments)

Hotels, Restaurants & Leisure	11.1%
Software	10.8%
Media	9.5%
Health Care Providers & Services	9.1%
Insurance	4.3%
Airlines	3.9%
Oil, Gas & Consumable Fuels	3.6%
IT Services	3.6%
Specialty Retail	3.1%
Health Care Equipment & Supplies	3.0%
Communications Equipment	2.5%
Diversified Telecommunication Services	2.5%
Commercial Services & Supplies	2.3%
Pharmaceuticals	1.9%
Entertainment	1.7%
Professional Services	1.7%
Machinery	1.7%
Chemicals	1.6%
Trading Companies & Distributors	1.5%
Other	19.6%
Short-term Investment Companies	1.0%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	11.3%
BB or Lower	87.2%
N/R (not rated)	1.5%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 8, 2022 for NSL, JFR, JRO, JSD and JQC. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	26,882,992	—	44,127,175	—	30,612,984	—	4,814,128	—	93,453,198
Withhold	1,149,514	—	731,553	—	654,334	—	3,054,815	—	10,773,654
Total	28,032,506	—	44,858,728	—	31,267,318	—	7,868,943	—	104,226,852
Carole E. Stone
For	26,994,468	—	44,169,119	—	30,618,335	—	4,825,231	—	93,347,955
Withhold	1,038,038	—	689,609	—	648,983	—	3,043,712	—	10,878,897
Total	28,032,506	—	44,858,728	—	31,267,318	—	7,868,943	—	104,226,852
Margaret L. Wolff
For	27,241,603	—	44,176,024	—	30,684,165	—	4,836,090	—	101,615,425
Withhold	790,903	—	682,704	—	583,153	—	3,032,853	—	2,611,427
Total	28,032,506	—	44,858,728	—	31,267,318	—	7,868,943	—	104,226,852
William C. Hunter
For	—	40,000	—	100,000	—	75,000	—	70,000	101,666,286
Withhold	—	—	—	—	—	—	—	—	2,560,566
Total	—	40,000	—	100,000	—	75,000	—	70,000	104,226,852
Albin F. Moschner
For	—	40,000	—	100,000	—	75,000	—	70,000	—
Withhold	—	—	—	—	—	—	—	—	—
Total	—	40,000	—	100,000	—	75,000	—	70,000	—

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund, and Nuveen Credit Strategies Income Fund (the Funds), including the portfolios of investments, as of July 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 28, 2022

NSL	Nuveen Senior Income Fund Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 158.4%(100.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 135.7% (85.7% of Total Investments) (2)

	Aerospace & Defense – 1.6% (1.0% of Total Investments)

$1,032	Sequa Mezzanine Holdings L.L.C., Term Loan, (cash 6.750%, PIK 1.000%)	8.303%	3-Month LIBOR	6.750%	7/31/23	B–	$1,029,580
1,074	TransDigm, Inc., Term Loan E, (DD1)	4.622%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,046,541
787	TransDigm, Inc., Term Loan F	4.622%	1-Month LIBOR	2.250%	12/09/25	Ba3	766,328
680	TransDigm, Inc., Term Loan G	4.622%	1-Month LIBOR	2.250%	8/22/24	Ba3	667,920
3,573	Total Aerospace & Defense						3,510,369

	Airlines – 3.1% (2.0% of Total Investments)

1,117	AAdvantage Loyalty IP Ltd., Term Loan, (DD1)	7.460%	3-Month LIBOR	4.750%	4/20/28	Ba2	1,103,265
187	American Airlines, Inc., Term Loan	2.840%	6-Month LIBOR	2.000%	12/14/23	Ba3	183,943
752	American Airlines, Inc., Term Loan, First Lien	4.122%	1-Month LIBOR	1.750%	1/29/27	Ba3	688,708
1,688	Kestrel Bidco Inc., Term Loan B, (DD1)	5.030%	3-Month LIBOR	3.000%	12/11/26	BB–	1,489,233
580	Mileage Plus Holdings LLC, Term Loan B, (DD1)	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	585,800
1,075	SkyMiles IP Ltd., Term Loan B	6.460%	3-Month LIBOR	3.750%	10/20/27	Baa1	1,088,706
1,481	United Airlines, Inc., Term Loan B	6.533%	1-Month LIBOR	3.750%	4/21/28	Ba1	1,431,813
6,880	Total Airlines						6,571,468

	Auto Components – 1.2% (0.7% of Total Investments)

123	Adient US LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/08/28	BB+	119,135
1,268	Clarios Global LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/30/26	B1	1,224,459
51	DexKo Global Inc., Term Loan	5.402%	1-Month LIBOR	3.750%	10/04/28	B1	46,284
268	DexKo Global Inc., Term Loan B	5.982%	3-Month LIBOR	3.750%	10/04/28	B1	242,991
898	Superior Industries International, Inc., Term Loan B, First Lien	6.372%	1-Month LIBOR	4.000%	5/23/24	Ba3	873,826
2,608	Total Auto Components						2,506,695

	Beverages – 2.0% (1.2% of Total Investments)

611	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	576,348
466	City Brewing Company, LLC, Term Loan	5.298%	1-Month LIBOR	3.500%	4/05/28	B	407,297
1,000	Naked Juice LLC, Term Loan	5.541%	SOFR90A	3.250%	1/20/29	Ba3	958,125
135	Naked Juice LLC, Term Loan, Second Lien	8.154%	3-Month LIBOR	6.000%	1/20/30	B3	124,763
1,125	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,085,625
1,173	Triton Water Holdings, Inc, Term Loan	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	1,045,401
4,510	Total Beverages						4,197,559

	Biotechnology – 1.0% (0.6% of Total Investments)

2,268	Grifols Worldwide Operations USA, Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	11/15/27	BB+	2,175,089

	Building Products – 1.9% (1.2% of Total Investments)

1,717	Chamberlain Group Inc, Term Loan B	5.872%	1-Month LIBOR	3.500%	10/22/28	B+	1,604,092
1,122	Cornerstone Building Brands, Inc., Term Loan B	5.249%	1-Month LIBOR	3.250%	4/12/28	B	961,672
1,049	Quikrete Holdings, Inc., Term Loan, First Lien	4.997%	1-Month LIBOR	2.625%	1/31/27	Ba2	994,260
333	Standard Industries Inc., Term Loan B	3.788%	6-Month LIBOR	2.500%	9/22/28	BBB–	328,409
179	Zurn Holdings, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	10/04/28	Ba3	176,783
4,400	Total Building Products						4,065,216

	Capital Markets – 0.5% (0.3% of Total Investments)

1,229	Astra Acquisition Corp., Term Loan, First Lien	7.622%	1-Month LIBOR	5.250%	10/22/28	BB–	1,046,336

	Chemicals – 1.6% (1.0% of Total Investments)

319	ASP Unifrax Holdings Inc, Term Loan B	6.000%	3-Month LIBOR	3.750%	12/12/25	BB	292,373
824	Atotech B.V., Term Loan B	4.872%	1-Month LIBOR	2.500%	3/18/28	B+	818,093
588	Diamond (BC) B.V., Term Loan B	5.339%	1 + 3 Month LIBOR	2.750%	9/29/28	Ba3	562,906
394	INEOS Styrolution US Holding LLC, Term Loan B	5.122%	1-Month LIBOR	2.750%	1/29/26	BB+	374,699
652	Ineos US Finance LLC, Term Loan B	4.593%	2-Month LIBOR	2.000%	3/31/24	BBB–	637,524
85	Kraton Corporation, Term Loan	5.109%	CME Term SOFR 3 Month	3.250%	3/15/29	BB	83,330
477	PMHC II, Inc., Term Loan B	6.977%	SOFR90A	4.250%	2/03/29	B–	414,763

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals (continued)

$190	Trinseo Materials Operating SCA, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	$179,746
3,529	Total Chemicals						3,363,434

	Commercial Services & Supplies – 2.6% (1.7% of Total Investments)

720	Amentum Government Services Holdings LLC, Term Loan	5.187%	SOFR90A	4.000%	2/07/29	B1	700,873
299	Anticimex International AB, Term Loan B1	5.098%	3-Month LIBOR	3.500%	11/16/28	B	288,674
501	Covanta Holding Corporation, Term Loan B	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	491,269
38	Covanta Holding Corporation, Term Loan C	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	36,891
433	Garda World Security Corporation, Term Loan B	6.470%	1-Month LIBOR	4.250%	10/30/26	BB+	410,668
1,026	GFL Environmental Inc., Term Loan	5.806%	3-Month LIBOR	3.000%	5/30/25	N/R	1,019,841
1,602	Intrado Corporation, Term Loan	6.372%	1-Month LIBOR	4.000%	10/10/24	B2	1,343,435
289	Prime Security Services Borrower, LLC, Term Loan	5.697%	6-Month LIBOR	2.750%	9/23/26	BB–	281,905
300	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	3.500%	7/31/27	B+	290,327
361	West Corporation, Term Loan B1	5.872%	1-Month LIBOR	3.500%	10/10/24	B2	304,384
485	WIN Waste Innovations Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	3/25/28	B+	472,245
6,054	Total Commercial Services & Supplies						5,640,512

	Communications Equipment – 2.8% (1.7% of Total Investments)

621	CommScope, Inc., Term Loan B	5.622%	1-Month LIBOR	3.250%	4/04/26	B1	586,030
1,481	Delta TopCo, Inc., Term Loan B	5.836%	3-Month LIBOR	3.750%	12/01/27	B2	1,402,425
1,980	Maxar Technologies Ltd., Term Loan B	6.677%	SOFR30A	4.250%	6/09/29	B	1,901,424
1,979	MLN US HoldCo LLC, Term Loan, First Lien	6.307%	1-Month LIBOR	4.500%	11/30/25	B3	1,287,300
990	Riverbed Technology, Inc., Exit Term Loan (cash 7.000%, PIK 2.000%) (5)	4.815%	3-Month LIBOR	2.000%	12/07/26	Caa1	471,884
250	ViaSat, Inc., Term Loan	6.941%	SOFR30A	4.500%	3/04/29	BB+	234,375
7,301	Total Communications Equipment						5,883,438

	Construction & Engineering – 0.9% (0.6% of Total Investments)

462	Aegion Corporation, Term Loan	6.906%	1-Month LIBOR	4.750%	5/17/28	B	417,092
387	Brand Energy & Infrastructure Services, Inc., Term Loan	6.711%	3-Month LIBOR	4.250%	6/21/24	B–	354,251
618	Centuri Group, Inc, Term Loan B	3.560%	3-Month LIBOR	2.500%	8/27/28	Ba2	597,771
361	Osmose Utilities Services, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	6/22/28	B	336,935
216	Pike Corporation, Term Loan B	5.380%	1-Month LIBOR	3.000%	1/21/28	Ba3	210,564
2,044	Total Construction & Engineering						1,916,613

	Consumer Finance – 0.8% (0.5% of Total Investments)

1,735	Fleetcor Technologies Operating Company, LLC, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/30/28	BB+	1,697,163

	Containers & Packaging – 1.8% (1.2% of Total Investments)

880	Berry Global, Inc., Term Loan Z	4.178%	3-Month LIBOR	1.750%	7/01/26	BBB–	866,997
616	Charter NEX US, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	12/01/27	B	593,069
430	Clydesdale Acquisition Holdings Inc, Term Loan B	6.602%	SOFR30A	4.175%	3/30/29	B	414,266
41	Klockner-Pentaplast of America, Inc., Term Loan B	5.554%	6-Month LIBOR	4.750%	2/09/26	B	36,449
496	Reynolds Group Holdings Inc. , Term Loan B	5.872%	1-Month LIBOR	3.500%	9/24/28	B+	481,541
319	Reynolds Group Holdings Inc. , Term Loan B2	5.622%	1-Month LIBOR	3.250%	2/05/26	B+	310,629
1,269	TricorBraun Holdings, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	3/03/28	B2	1,206,181
4,051	Total Containers & Packaging						3,909,132

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

335	GT Polaris, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	9/24/27	BB–	319,280
740	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B–	685,889
1,075	Total Diversified Consumer Services						1,005,169

	Diversified Financial Services – 1.6% (1.0% of Total Investments)

121	Avaya, Inc., Term Loan B2	5.999%	1-Month LIBOR	4.000%	12/15/27	BB–	62,439
1,002	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	3.876%	1-Month LIBOR	1.750%	1/15/25	Baa2	983,741
1,902	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	3.626%	1-Month LIBOR	1.500%	2/12/27	Baa2	1,836,854
943	Ditech Holding Corporation, Term Loan (5)	0.000%	N/A	N/A	12/19/22	N/R	113,141
350	Trans Union, LLC, Term Loan B6	4.622%	1-Month LIBOR	2.250%	12/01/28	BBB–	342,704
4,318	Total Diversified Financial Services						3,338,879

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services – 4.3% (2.7% of Total Investments)

$585	Altice France S.A., Term Loan B12	6.200%	3-Month LIBOR	3.688%	1/31/26	B	$554,254
2,896	Altice France S.A., Term Loan B13	5.411%	3-Month LIBOR	4.000%	8/14/26	B	2,761,363
2,892	CenturyLink, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	3/15/27	BBB–	2,761,627
443	Cincinnati Bell, Inc., Term Loan B2	5.677%	SOFR30A	3.250%	11/23/28	B+	432,467
639	Connect Finco Sarl, Term Loan B	5.880%	1-Month LIBOR	3.500%	12/12/26	B+	617,566
425	Cyxtera DC Holdings, Inc., Term Loan B, (DD1)	5.790%	3-Month LIBOR	3.000%	5/01/24	B	410,757
1,731	Frontier Communications Corp., Term Loan B	6.063%	3-Month LIBOR	3.750%	10/08/27	BB+	1,659,322
9,611	Total Diversified Telecommunication Services						9,197,356

	Electric Utilities – 0.5% (0.3% of Total Investments)

530	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB–	520,918
490	Pacific Gas & Electric Company, Term Loan	5.375%	1-Month LIBOR	3.000%	6/23/25	BB	474,533
1,020	Total Electric Utilities						995,451

	Electronic Equipment, Instruments & Components – 1.5% (0.9% of Total Investments)

700	II-VI Incorporated, Term Loan B	4.463%	3-Month LIBOR	2.750%	7/01/29	BBB–	683,081
1,386	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	1,363,477
866	TTM Technologies, Inc., Term Loan	4.213%	1-Month LIBOR	2.500%	9/28/24	BB+	864,792
256	Vertiv Group Corporation, Term Loan B	4.548%	1-Month LIBOR	2.750%	3/02/27	BB–	244,368
3,208	Total Electronic Equipment, Instruments & Components						3,155,718

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

67	Petroleum Geo-Services ASA, Term Loan	9.815%	1 + 3 Month LIBOR	7.500%	3/19/24	N/R	63,316

	Entertainment – 2.4% (1.5% of Total Investments)

878	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	4.872%	1-Month LIBOR	3.000%	4/22/26	B–	764,254
2,552	Crown Finance US, Inc., Term Loan	4.000%	3-Month LIBOR	2.500%	2/28/25	CCC	1,651,038
294	Crown Finance US, Inc., Term Loan	4.250%	3-Month LIBOR	2.750%	9/20/26	CCC	180,993
216	Crown Finance US, Inc., Term Loan B1	10.076%	6-Month LIBOR	8.250%	5/23/24	B–	225,821
297	Diamond Sports Group, LLC, Term Loan	9.786%	1-Month LIBOR	8.000%	5/19/26	B	283,131
761	Diamond Sports Group, LLC, Term Loan, Second Lien	5.036%	SOFR30A	3.250%	8/24/26	CCC+	154,979
327	Lions Gate Capital Holdings LLC, Term Loan B	4.622%	1-Month LIBOR	2.250%	3/24/25	Ba2	317,359
639	Springer Nature Deutschland GmbH, Term Loan B18	3.804%	3-Month LIBOR	3.000%	8/14/26	BB+	625,323
355	Univision Communications Inc., Term Loan C5	5.122%	1-Month LIBOR	2.750%	3/15/24	B+	352,239
630	Virgin Media Bristol LLC, Term Loan Q	5.249%	1-Month LIBOR	3.250%	1/31/29	BB+	623,026
6,949	Total Entertainment						5,178,163

	Food & Staples Retailing – 0.6% (0.4% of Total Investments)

480	American Seafoods Group LLC, Term Loan, First Lien	4.310%	3-Month LIBOR	2.750%	8/21/23	BB–	471,895
372	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	363,059
458	US Foods, Inc., Term Loan B	4.325%	3-Month LIBOR	2.750%	11/22/28	BB	448,976
1,310	Total Food & Staples Retailing						1,283,930

	Food Products – 0.8% (0.5% of Total Investments)

414	CHG PPC Parent LLC, Term Loan	5.375%	1-Month LIBOR	3.000%	12/08/28	B1	399,991
172	Froneri International Ltd., Term Loan	4.622%	1-Month LIBOR	2.250%	1/31/27	B+	165,029
313	H Food Holdings LLC, Term Loan B	5.354%	1-Month LIBOR	3.688%	5/31/25	B2	282,904
29	H Food Holdings LLC, Term Loan B3	6.666%	1-Month LIBOR	5.000%	5/31/25	B2	27,108
500	Sycamore Buyer LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	488,440
437	UTZ Quality Foods, LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	1/20/28	B1	425,115
1,865	Total Food Products						1,788,587

	Health Care Equipment & Supplies – 4.7% (3.0% of Total Investments)

2,100	Bausch & Lomb, Inc., Term Loan, (DD1)	4.549%	SOFR30A	3.250%	5/05/27	BB+	1,996,753
1,399	Carestream Health, Inc., Term Loan	9.500%	3-Month LIBOR	7.250%	5/08/23	B1	1,392,431
206	Embecta Corp, Term Loan B	5.054%	SOFR90A	3.000%	1/27/29	Ba3	201,242
399	ICU Medical, Inc., Term Loan B	4.604%	SOFR90A	2.650%	12/14/28	BBB–	387,429
5,107	Medline Borrower, LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	10/21/28	BB–	4,890,144
941	Viant Medical Holdings, Inc., Term Loan, First Lien	6.122%	1-Month LIBOR	3.750%	7/02/25	B3	874,662
450	Vyaire Medical, Inc., Term Loan B	7.035%	3-Month LIBOR	4.750%	4/30/25	Caa1	332,920
10,602	Total Health Care Equipment & Supplies						10,075,581

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 11.7% (7.4% of Total Investments)

$1,241	AHP Health Partners, Inc., Term Loan B	5.872%	1-Month LIBOR	3.500%	8/23/28	B1	$1,174,717
2,824	Change Healthcare Holdings LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	3/01/24	B+	2,796,035
523	DaVita, Inc. , Term Loan B, (DD1)	4.122%	1-Month LIBOR	1.750%	8/12/26	BBB–	496,910
137	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	131,938
63	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	60,895
799	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB–	776,985
198	Global Medical Response, Inc., Term Loan	6.622%	1-Month LIBOR	4.250%	3/14/25	B	190,146
1,856	Global Medical Response, Inc., Term Loan B	5.963%	1-Month LIBOR	4.250%	10/02/25	B	1,779,261
2,210	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	2,175,328
634	National Mentor Holdings, Inc., Term Loan, (DD1)	6.070%	1 + 3 Month LIBOR	3.750%	3/02/28	B–	542,054
12	National Mentor Holdings, Inc., Term Loan C	6.010%	3-Month LIBOR	3.750%	3/02/28	B–	10,493
975	Onex TSG Intermediate Corp., Term Loan B	7.122%	1-Month LIBOR	4.750%	2/26/28	B	892,262
3,558	Parexel International Corporation, Term Loan, First Lien, (DD1)	4.916%	1-Month LIBOR	3.250%	11/15/28	B1	3,475,250
1,060	Phoenix Guarantor Inc, Term Loan B	5.622%	1-Month LIBOR	3.250%	3/05/26	B1	1,021,029
987	Phoenix Guarantor Inc, Term Loan B3	5.759%	1-Month LIBOR	3.500%	3/05/26	B1	953,693
103	Quorum Health Corporation, Term Loan (5)	10.598%	3-Month LIBOR	8.250%	4/29/25	B–	67,061
2,842	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	11/16/25	B1	2,691,360
1,253	Select Medical Corporation, Term Loan B	4.880%	1-Month LIBOR	2.500%	3/06/25	Ba2	1,228,113
2,689	Surgery Center Holdings, Inc., Term Loan, (DD1)	5.630%	1-Month LIBOR	3.750%	8/31/26	B1	2,589,431
864	Team Health Holdings, Inc., Term Loan B	6.913%	SOFR30A + 3 Month LIBOR	5.250%	2/17/27	B	713,244
406	Team Health Holdings, Inc., Term Loan, First Lien	5.122%	1-Month LIBOR	2.750%	2/06/24	B	365,636
741	US Radiology Specialists, Inc., Term Loan	7.563%	3-Month LIBOR	5.250%	12/15/27	B–	697,325
25,975	Total Health Care Providers & Services						24,829,166

	Health Care Technology – 0.8% (0.5% of Total Investments)

109	Athenahealth, Inc., Term Loan (6)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	103,917
561	Athenahealth, Inc., Term Loan B	5.653%	SOFR30A	3.500%	1/27/29	B+	536,630
1,140	Carestream Health, Inc., Term Loan, Second Lien (cash 5.500%, PIK 8.000%)	7.375%	3-Month LIBOR	8.000%	8/05/23	Caa1	996,499
1,810	Total Health Care Technology						1,637,046

	Hotels, Restaurants & Leisure – 20.1% (12.7% of Total Investments)

245	24 Hour Fitness Worldwide, Inc., Exit Term Loan (cash 0.220%, PIK 5.000%)	7.232%	3-Month LIBOR	5.000%	12/29/25	CCC–	82,220
104	24 Hour Fitness Worldwide, Inc., Exit Term Loan	15.913%	3-Month LIBOR	14.000%	9/29/26	Caa3	101,468
296	Alterra Mountain Company, Term Loan	5.872%	1-Month LIBOR	3.500%	8/17/28	B	286,147
1,305	Alterra Mountain Company, Term Loan B1	5.122%	1-Month LIBOR	2.750%	7/31/24	B	1,272,465
555	Aramark Services, Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	3/11/25	BB+	540,460
6,728	B.C. Unlimited Liability Company, Term Loan B4	4.122%	1-Month LIBOR	1.750%	11/19/26	BB+	6,538,594
3,140	Caesars Resort Collection, LLC, Term Loan B, First Lien	5.122%	1-Month LIBOR	2.750%	12/22/24	B+	3,077,949
474	Caesars Resort Collection, LLC, Term Loan B1	5.872%	1-Month LIBOR	3.500%	7/20/25	B+	466,166
481	Carnival Corporation, Term Loan B	6.127%	6-Month LIBOR	3.250%	10/18/28	Ba2	448,101
958	Carnival Corporation, Term Loan B, (DD1)	5.877%	6-Month LIBOR	3.000%	6/30/25	Ba2	916,877
1,178	Churchill Downs Incorporated, Term Loan B1, (DD1)	4.380%	1-Month LIBOR	2.000%	3/17/28	BBB–	1,135,773
2,632	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	2,430,658
574	Crown Finance US, Inc., Term Loan, (DD1) (6)	4.260%	3-Month LIBOR	3.000%	5/31/23	CCC+	438,154
399	Crown Finance US, Inc., Term Loan B1 (cash 7.132%, PIK 8.250%)	7.625%	3-Month LIBOR	8.250%	5/23/24	B–	441,937
4,501	Delta 2 (LUX) S.a.r.l., Term Loan	4.872%	1-Month LIBOR	2.500%	2/01/24	BB–	4,466,195
1,571	Equinox Holdings, Inc., Term Loan, First Lien	5.250%	3-Month LIBOR	3.000%	3/08/24	CCC	1,139,809
3,087	Fertitta Entertainment, LLC, Term Loan B	6.327%	SOFR30A	4.000%	1/27/29	B	2,952,384
465	Four Seasons Hotels Limited, Term Loan, First Lien	4.372%	1-Month LIBOR	2.000%	11/30/23	BB+	462,473
496	Hilton Grand Vacations Borrower LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	8/02/28	BB+	487,628
1,234	Hilton Worldwide Finance, LLC, Term Loan B2	3.964%	1-Month LIBOR	1.750%	6/21/26	BBB–	1,217,630
1,748	IRB Holding Corp, Term Loan B	4.874%	SOFR30A	3.150%	12/15/27	B+	1,681,500
628	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	620,666
589	NASCAR Holdings, Inc, Term Loan B, (DD1)	4.872%	1-Month LIBOR	2.500%	10/18/26	BBB–	581,204
548	PCI Gaming Authority, Term Loan	4.872%	1-Month LIBOR	2.500%	5/31/26	BBB–	533,601
439	Penn National Gaming, Inc., Term Loan B	5.177%	SOFR30A	2.750%	4/20/29	BB	430,249
510	Scientific Games Holdings LP, Term Loan B	5.617%	SOFR90A	3.500%	2/04/29	BB–	488,764

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$1,714	Scientific Games International, Inc., Term Loan	5.044%	SOFR30A	3.000%	4/07/29	BB	$1,679,009
993	SeaWorld Parks & Entertainment, Inc., Term Loan B	5.375%	1-Month LIBOR	3.000%	8/25/28	BB–	949,386
3,295	Stars Group Holdings B.V. (The), Term Loan, (DD1)	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB	3,238,313
1,441	Station Casinos LLC, Term Loan B	4.630%	1-Month LIBOR	2.250%	2/08/27	BB–	1,406,157
746	Twin River Worldwide Holdings, Inc., Term Loan B	5.048%	1-Month LIBOR	3.250%	10/01/28	BB+	709,639
1,000	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	5.130%	1-Month LIBOR	2.750%	5/16/25	B	962,664
715	Wyndham Hotels & Resorts, Inc., Term Loan B	4.122%	1-Month LIBOR	1.750%	5/30/25	BBB–	707,478
44,789	Total Hotels, Restaurants & Leisure						42,891,718

	Household Durables – 0.9% (0.6% of Total Investments)

306	AI Aqua Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	289,641
69	AI Aqua Merger Sub Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	65,827
800	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	5.436%	SOFR30A	3.750%	7/30/28	B3	757,400
715	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B–	475,988
37	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B	36,298
364	Weber-Stephen Products LLC, Term Loan B, (DD1)	5.622%	1-Month LIBOR	3.250%	10/30/27	CCC+	299,077
2,291	Total Household Durables						1,924,231

	Household Products – 0.2% (0.1% of Total Investments)

95	Illuminate Merger Sub Corp., Term Loan	6.377%	6-Month LIBOR	3.500%	5/16/28	B1	84,061
322	Reynolds Consumer Products LLC, Term Loan	4.122%	1-Month LIBOR	1.750%	2/04/27	BBB–	315,562
417	Total Household Products						399,623

	Independent Power And Renewable Electricity Prod – 0.3% (0.2% of Total Investments)

595	Vistra Operations Company LLC, Term Loan B3, First Lien	4.014%	1-Month LIBOR	1.750%	12/31/25	BBB–	585,955

	Insurance – 4.4% (2.8% of Total Investments)

2,063	Acrisure, LLC, Term Loan B	5.872%	1-Month LIBOR	3.500%	2/15/27	B	1,967,488
1,758	Alliant Holdings Intermediate, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	5/10/25	B	1,705,008
248	Alliant Holdings Intermediate, LLC, Term Loan B4	5.656%	1-Month LIBOR	3.500%	11/12/27	B	240,255
1,087	Asurion LLC, Term Loan B4, Second Lien	7.622%	1-Month LIBOR	5.250%	1/15/29	B	937,266
254	Asurion LLC, Term Loan B6	5.497%	1-Month LIBOR	3.125%	11/03/23	Ba3	250,590
1,313	Asurion LLC, Term Loan B8	5.622%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,237,496
355	Asurion LLC, Term Loan B9	5.622%	1-Month LIBOR	3.250%	7/31/27	Ba3	335,038
347	Broadstreet Partners, Inc., Term Loan B2	5.622%	1-Month LIBOR	3.250%	1/27/27	B1	334,348
1,592	Hub International Limited, Term Loan B	5.657%	3-Month LIBOR	3.000%	4/25/25	B	1,556,735
533	Hub International Limited, Term Loan B	5.255%	2 + 3 Month LIBOR	3.250%	4/25/25	B	522,896
270	Ryan Specialty Group, LLC, Term Loan	5.427%	SOFR30A	3.000%	9/01/27	BB–	263,657
9,820	Total Insurance						9,350,777

	Interactive Media & Services – 0.7% (0.5% of Total Investments)

1,718	Rackspace Technology Global, Inc., Term Loan B	4.160%	3-Month LIBOR	2.750%	2/09/28	B+	1,583,357

	Internet & Direct Marketing Retail – 0.6% (0.4% of Total Investments)

987	CNT Holdings I Corp, Term Loan	5.372%	1-Month LIBOR	3.500%	11/08/27	B	959,801
64	Medical Solutions Holdings, Inc., Term Loan (6)	2.771%	3-Month LIBOR	3.500%	11/01/23	B1	61,840
344	Medical Solutions Holdings, Inc., Term Loan, First Lien	6.377%	3-Month LIBOR	3.500%	11/01/28	B1	332,351
1,395	Total Internet & Direct Marketing Retail						1,353,992

	IT Services – 4.4% (2.8% of Total Investments)

953	Ahead DB Holdings, LLC, Term Loan B	6.010%	3-Month LIBOR	3.750%	10/16/27	B+	927,491
156	iQor US Inc., Exit Term Loan	9.872%	1-Month LIBOR	7.500%	9/15/27	B1	155,351
727	Peraton Corp., Term Loan B	6.122%	1-Month LIBOR	3.750%	2/01/28	BB–	708,578
681	Perforce Software, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	7/01/26	B2	621,395
1,398	Sabre GLBL Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,364,539
1,875	Syniverse Holdings, Inc., Term Loan	8.286%	CME Term SOFR 3 Month	7.000%	5/10/29	B–	1,683,984
1,046	Tempo Acquisition LLC, Term Loan B	5.327%	SOFR30A	3.000%	8/31/28	BB–	1,027,800
2,232	Travelport Finance (Luxembourg) S.a.r.l., Term Loan (cash 3.500%, PIK 6.500%)	3.750%	3-Month LIBOR	1.500%	2/28/25	B–	2,176,768

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services (continued)

$722	WEX Inc., Term Loan	4.622%	1-Month LIBOR	2.250%	4/01/28	Ba2	$709,896
9,790	Total IT Services						9,375,802

	Leisure Products – 0.3% (0.2% of Total Investments)

277	Hayward Industries, Inc., Term Loan	4.872%	1-Month LIBOR	2.500%	5/28/28	BB	265,751
416	SRAM, LLC , Term Loan B	5.363%	1 + 3 Month LIBOR	2.750%	5/18/28	BB–	401,007
693	Total Leisure Products						666,758

	Life Sciences Tools & Services – 0.6% (0.4% of Total Investments)

308	Avantor Funding, Inc., Term Loan B5	4.622%	1-Month LIBOR	2.250%	11/06/27	BB+	303,129
371	Curia Global, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	8/30/26	B	359,597
551	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	541,827
1,230	Total Life Sciences Tools & Services						1,204,553

	Machinery – 2.2% (1.4% of Total Investments)

1,350	Ali Group North America Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	1,325,815
731	Alliance Laundry Systems LLC, Term Loan B	5.955%	3-Month LIBOR	3.500%	10/08/27	B	711,168
829	Gardner Denver, Inc., Term Loan B2	4.177%	1-Month LIBOR	1.750%	2/28/27	BB+	816,129
1,027	Gates Global LLC, Term Loan B3	4.872%	1-Month LIBOR	2.500%	3/31/27	Ba3	992,736
352	Grinding Media Inc., Term Loan B	4.796%	3-Month LIBOR	4.000%	10/12/28	B	330,316
495	Madison IAQ LLC, Term Loan	4.524%	6-Month LIBOR	3.250%	6/21/28	B1	472,195
4,784	Total Machinery						4,648,359

	Marine – 0.5% (0.3% of Total Investments)

1,040	HGIM Corp., Exit Term Loan	9.750%	Prime	6.000%	7/02/23	CCC+	986,279

	Media – 11.1% (7.0% of Total Investments)

1,000	ABG Intermediate Holdings 2 LLC, Term Loan B1	5.927%	SOFR30A	3.500%	12/21/28	B1	966,875
160	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	8.427%	SOFR30A	6.000%	12/20/29	CCC+	147,400
230	Altice Financing SA, Term Loan, First Lien	5.262%	3-Month LIBOR	2.750%	1/31/26	B	218,393
248	Cable One, Inc., Term Loan B4	4.372%	1-Month LIBOR	2.000%	5/03/28	BB+	238,776
1,459	Cengage Learning, Inc., Term Loan B	7.814%	3-Month LIBOR	4.750%	7/14/26	B	1,341,542
1,661	Charter Communications Operating, LLC, Term Loan B2	4.130%	1-Month LIBOR	1.750%	2/01/27	BBB–	1,611,628
194	Checkout Holding Corp., First Out Term Loan	9.872%	1-Month LIBOR	7.500%	2/15/23	N/R	163,205
369	Checkout Holding Corp., Last Out Term Loan (cash 2.000%, PIK 9.500%)	6.436%	1-Month LIBOR	9.500%	8/15/23	N/R	129,660
3,310	Clear Channel Outdoor Holdings, Inc., Term Loan B	6.089%	1 + 3 Month LIBOR	3.500%	8/21/26	B1	3,028,652
3,125	CSC Holdings, LLC, Term Loan	4.249%	1-Month LIBOR	2.250%	1/15/26	BB	3,028,641
1,174	CSC Holdings, LLC, Term Loan B1	4.249%	1-Month LIBOR	2.250%	7/17/25	BB	1,138,753
1,822	CSC Holdings, LLC, Term Loan B5	4.499%	1-Month LIBOR	2.500%	4/15/27	BB	1,754,691
214	Cumulus Media New Holdings Inc., Term Loan B	4.750%	6-Month LIBOR	3.750%	3/31/26	B	205,587
2,700	DirecTV Financing, LLC, Term Loan	7.372%	1-Month LIBOR	5.000%	8/02/27	BBB–	2,558,561
353	Dotdash Meredith Inc, Term Loan B	5.699%	1-Month LIBOR	4.000%	12/01/28	BB–	320,339
484	E.W. Scripps Company (The), Term Loan B2	4.935%	1-Month LIBOR	2.563%	5/01/26	BB	471,276
2,248	iHeartCommunications, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	5/01/26	BB–	2,133,424
239	LCPR Loan Financing LLC, Term Loan B	5.749%	1-Month LIBOR	3.750%	10/15/28	BB+	233,786
993	McGraw-Hill Global Education Holdings, LLC, Term Loan	5.554%	6-Month LIBOR	4.750%	7/30/28	BB+	944,116
84	Mission Broadcasting, Inc., Term Loan B	4.213%	1-Month LIBOR	2.500%	6/03/28	BBB–	82,011
182	Outfront Media Capital LLC, Term Loan B	4.122%	1-Month LIBOR	1.750%	11/18/26	Ba1	175,858
161	Radiate Holdco, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	9/25/26	B1	152,596
532	WideOpenWest Finance LLC, Term Loan B	5.153%	SOFR30A	3.000%	12/20/28	BB	524,103
2,074	Ziggo Financing Partnership, Term Loan I	4.499%	1-Month LIBOR	2.500%	4/30/28	BB	2,025,046
25,016	Total Media						23,594,919

	Multiline Retail – 0.3% (0.2% of Total Investments)

1,162	Belk, Inc., Term Loan (cash 5.000%, PIK 8.000%)	13.000%	3-Month LIBOR	13.000%	7/31/25	CCC–	441,030
248	Belk, Inc., Term Loan	9.006%	3-Month LIBOR	7.500%	7/31/25	B–	223,331
1,410	Total Multiline Retail						664,361

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)		Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

		Oil, Gas & Consumable Fuels – 2.9% (1.9% of Total Investments)

$640		BCP Renaissance Parent LLC, Term Loan B3	5.554%	SOFR30A	3.500%	11/01/24	B+	$625,198
604		Buckeye Partners, L.P., Term Loan B	3.916%	1-Month LIBOR	2.250%	11/01/26	BBB–	594,432
218		EG America LLC, Term Loan	6.250%	3-Month LIBOR	4.000%	2/05/25	B–	207,512
698		Freeport LNG Investments, LLLP, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	N/R	659,530
1		Freeport LNG Investments, LLLP, Term Loan B	6.210%	3-Month LIBOR	3.500%	12/21/28	B+	1,404
1,413		Gulf Finance, LLC, Term Loan	8.835%	1-Month LIBOR	6.750%	8/25/26	B	1,081,485
1,334		QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	10.372%	1-Month LIBOR	8.000%	8/27/26	B	1,329,135
662		TransMontaigne Operating Company L.P., Term Loan B	5.659%	1-Month LIBOR	3.500%	11/05/28	BB	637,451
1,136		Traverse Midstream Partners LLC, Term Loan	5.950%	SOFR90A	4.250%	9/27/24	B+	1,121,196
6,706		Total Oil, Gas & Consumable Fuels						6,257,343

		Personal Products – 1.0% (0.7% of Total Investments)

496		Conair Holdings, LLC, Term Loan B	6.000%	3-Month LIBOR	3.750%	5/17/28	B–	423,673
73		Coty Inc., Term Loan B	4.057%	1-Month LIBOR	2.250%	4/05/25	BB–	70,001
—	(7)	Kronos Acquisition Holdings Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/22/26	B2	293
2,527		Revlon Consumer Products Corporation, Term Loan B, (DD1) (5), (8)	5.576%	6-Month LIBOR	3.500%	9/07/23	N/R	1,732,607
3,096		Total Personal Products						2,226,574

		Pharmaceuticals – 4.0% (2.5% of Total Investments)

920		Bausch Health Companies Inc., Term Loan B	7.174%	SOFR30A	5.250%	1/27/27	BB	776,545
453		Catalent Pharma Solutions Inc., Term Loan B3	4.250%	1-Month LIBOR	2.000%	2/22/28	BBB–	447,062
462		Elanco Animal Health Incorporated, Term Loan B	3.463%	1-Month LIBOR	1.750%	8/01/27	BBB–	447,853
3,350		Jazz Financing Lux S.a.r.l., Term Loan	5.872%	1-Month LIBOR	3.500%	5/05/28	BB+	3,280,381
750		Mallinckrodt International Finance S.A., Term Loan B, (DD1) (5)	6.911%	3-Month LIBOR	5.500%	2/24/25	B	620,638
1,379		Mallinckrodt International Finance S.A., Term Loan B (5)	6.246%	3-Month LIBOR	5.250%	9/24/24	B	1,178,863
1,396		Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	1,376,619
391		Perrigo Investments, LLC, Term Loan B	1.890%	CME Term SOFR 3 Month + SOFR90A	2.500%	4/05/29	Baa3	386,112
9,101		Total Pharmaceuticals						8,514,073

		Professional Services – 2.3% (1.4% of Total Investments)

283		CHG Healthcare Services Inc., Term Loan	4.916%	3-Month LIBOR	3.250%	9/30/28	B1	275,210
487		Creative Artists Agency, LLC , Term Loan B	6.122%	1-Month LIBOR	3.750%	11/26/26	B	479,361
1,314		Dun & Bradstreet Corporation (The), Term Loan	4.874%	3-Month LIBOR	3.250%	2/08/26	BB+	1,282,598
724		EAB Global, Inc., Term Loan	6.089%	1 + 3 Month LIBOR	3.500%	8/16/28	B2	692,581
449		Physician Partners LLC, Term Loan	6.427%	SOFR30A	4.000%	2/01/29	B	424,559
190		R1 RCM Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	188,100
1,490		Verscend Holding Corp., Term Loan B	6.372%	1-Month LIBOR	4.000%	8/27/25	BB–	1,454,272
4,937		Total Professional Services						4,796,681

		Real Estate Management & Development – 0.2% (0.1% of Total Investments)

380		Cushman & Wakefield PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	368,803

		Road & Rail – 1.6% (1.0% of Total Investments)

230		Genesee & Wyoming Inc. (New), Term Loan	4.250%	3-Month LIBOR	2.000%	12/30/26	BB+	226,011
651		Hertz Corporation, (The), Term Loan B	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	627,340
124		Hertz Corporation, (The), Term Loan C	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	119,210
1,438		Uber Technologies, Inc., Term Loan B, First Lien	5.075%	3-Month LIBOR	3.500%	4/04/25	Ba3	1,417,152
1,083		XPO Logistics, Inc., Term Loan B	3.548%	1-Month LIBOR	1.750%	2/24/25	Baa3	1,060,357
3,526		Total Road & Rail						3,450,070

		Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

2,879		Bright Bidco B.V., Term Loan B, (DD1)	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	1,134,509
293		Entegris, Inc., Term Loan B	5.597%	3-Month LIBOR	3.000%	7/06/29	Baa3	290,008
3,172		Total Semiconductors & Semiconductor Equipment						1,424,517

		Software – 17.3% (10.9% of Total Investments)

654		Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	634,598
390		Avaya, Inc., Term Loan	12.481%	SOFR90A	10.000%	12/15/27	BB–	247,650

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$1,457	Banff Merger Sub Inc, Term Loan	6.122%	1-Month LIBOR	3.750%	10/02/25	B2	$1,407,100
380	Camelot U.S. Acquisition LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	10/31/26	B1	371,991
249	CCC Intelligent Solutions Inc., Term Loan B	4.500%	3-Month LIBOR	2.250%	9/21/28	B1	242,610
1,115	CDK Global, Inc., Term Loan B	6.610%	SOFR90A	4.500%	6/09/29	B+	1,086,016
1,148	Ceridian HCM Holding Inc., Term Loan B	4.166%	1-Month LIBOR	2.500%	4/30/25	B+	1,112,669
1,500	DTI Holdco, Inc., Term Loan	7.327%	SOFR90A	4.750%	4/21/29	B2	1,410,938
248	Dynatrace LLC, Term Loan, First Lien	4.622%	1-Month LIBOR	2.250%	8/23/25	BB+	246,760
2,500	Epicor Software Corporation, Term Loan	5.622%	1-Month LIBOR	3.250%	7/31/27	B2	2,389,710
1,879	Finastra USA, Inc., Term Loan, First Lien, (DD1)	6.871%	3-Month LIBOR	3.500%	6/13/24	B+	1,760,397
2,367	Greeneden U.S. Holdings II, LLC, Term Loan B4	6.372%	1-Month LIBOR	4.000%	12/01/27	B2	2,316,181
234	Greenway Health, LLC, Term Loan, First Lien	5.250%	3-Month LIBOR	3.750%	2/16/24	B–	212,467
2,195	Informatica LLC, Term Loan B	5.125%	1-Month LIBOR	2.750%	10/14/28	BB–	2,143,763
430	iQor US Inc., Second Out Term Loan	9.872%	1-Month LIBOR	7.500%	11/19/25	CCC+	351,017
781	MA FinanceCo., LLC, Term Loan B	5.915%	3-Month LIBOR	4.250%	6/05/25	BB+	689,142
634	Magenta Buyer LLC, Term Loan, First Lien	7.050%	3-Month LIBOR	4.750%	7/27/28	BB–	603,976
1,062	McAfee, LLC, Term Loan B	5.699%	CME Term SOFR 1 Week + 1 Month LIBOR	4.000%	2/03/29	BB+	1,018,240
2,500	Nortonlifelock Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	2,439,850
795	Polaris Newco LLC, Term Loan B	6.372%	1-Month LIBOR	4.000%	6/04/28	B2	756,869
247	Project Ruby Ultimate Parent Corp., Term Loan	5.622%	1-Month LIBOR	3.250%	3/10/28	B	236,563
912	Proofpoint, Inc., Term Loan, First Lien	4.825%	3-Month LIBOR	3.250%	8/31/28	BB–	877,789
250	RealPage, Inc, Term Loan, First Lien	5.372%	1-Month LIBOR	3.000%	4/22/28	B+	240,858
2,947	Seattle Spinco, Inc., Term Loan B3	5.122%	1-Month LIBOR	2.750%	6/21/24	BB+	2,747,841
2,359	Seattle Spinco, Inc., Term Loan B5	6.253%	SOFR30A	4.000%	1/14/27	BB+	2,070,413
1,260	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	1,217,813
654	SS&C European Holdings Sarl, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	639,827
805	SS&C Technologies Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	788,171
176	SS&C Technologies Inc., Term Loan B6	4.677%	SOFR30A	2.250%	3/22/29	BB+	172,314
253	SS&C Technologies Inc., Term Loan B7	4.677%	SOFR30A	2.250%	3/22/29	BB+	246,753
650	Tibco Software Inc., Term Loan B3	6.130%	1-Month LIBOR	3.750%	7/03/26	B+	646,869
918	Ultimate Software Group Inc (The), Term Loan	5.535%	3-Month LIBOR	3.250%	5/03/26	B1	892,430
486	Ultimate Software Group Inc (The), Term Loan B	6.122%	1-Month LIBOR	3.750%	5/03/26	B1	474,094
744	Vision Solutions, Inc., Term Loan	6.783%	3-Month LIBOR	4.000%	5/28/28	B2	691,524
2,213	Zelis Healthcare Corporation, Term Loan	5.213%	1-Month LIBOR	3.500%	9/30/26	B	2,161,689
1,264	ZoomInfo LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	2/01/26	BB+	1,253,830
38,656	Total Software						36,800,722

	Specialty Retail – 4.3% (2.7% of Total Investments)

370	Academy, Ltd., Term Loan	5.463%	1-Month LIBOR	3.750%	11/06/27	BB–	358,277
774	Avis Budget Car Rental, LLC, Term Loan B, (DD1)	4.130%	1-Month LIBOR	1.750%	8/06/27	BB+	731,661
619	Avis Budget Car Rental, LLC, Term Loan C, (DD1)	5.927%	SOFR30A	3.500%	3/15/29	BB+	607,922
170	Driven Holdings, LLC, Term Loan B	3.517%	3-Month LIBOR	3.000%	12/17/28	B2	164,488
697	Jo-Ann Stores, Inc., Term Loan B1	7.516%	3-Month LIBOR	4.750%	6/30/28	B–	475,055
877	LBM Acquisition LLC, Term Loan B	5.416%	1-Week LIBOR	3.750%	12/18/27	B+	756,150
324	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	313,228
3,960	PetSmart, Inc., Term Loan B	6.120%	1-Month LIBOR	3.750%	2/12/28	BB–	3,827,162
992	Restoration Hardware, Inc., Term Loan B	4.872%	1-Month LIBOR	2.500%	10/15/28	BB	901,810
214	SRS Distribution Inc., Term Loan	6.177%	SOFR90A	3.500%	6/04/28	B2	204,477
304	Staples, Inc., Term Loan	6.286%	3-Month LIBOR	5.000%	4/12/26	B	265,111
513	Wand NewCo 3, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	2/05/26	B2	493,301
9,814	Total Specialty Retail						9,098,642

	Technology Hardware, Storage & Peripherals – 0.2% (0.1% of Total Investments)

486	NCR Corporation, Term Loan	5.310%	3-Month LIBOR	2.500%	8/28/26	BB+	476,121

	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)

766	Birkenstock GmbH & Co. KG, Term Loan B	5.098%	6-Month LIBOR	3.250%	4/28/28	BB–	719,327
150	New Trojan Parent, Inc., Term Loan, First Lien	5.386%	1-Month LIBOR	3.250%	1/06/28	B	134,171
916	Total Textiles, Apparel & Luxury Goods						853,498

	Trading Companies & Distributors – 0.9% (0.6% of Total Investments)

993	Core & Main LP, Term Loan B	4.800%	3-Month LIBOR	2.500%	6/10/28	Ba3	961,177
583	Resideo Funding Inc., Term Loan	4.000%	1 + 3 Month LIBOR	2.250%	2/12/28	BBB–	569,999
381	Univar Solutions USA Inc., Term Loan B6	4.122%	1-Month LIBOR	1.750%	6/03/28	BBB–	375,114
1,957	Total Trading Companies & Distributors						1,906,290

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

$1,112	Brown Group Holding, LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	4/22/28	B+	$1,073,329
400	Brown Group Holding, LLC, Term Loan B2	6.327%	SOFR30A	3.750%	6/09/29	B+	392,708
1,512	Total Transportation Infrastructure						1,466,037

	Wireless Telecommunication Services – 1.4% (0.9% of Total Investments)

743	GOGO Intermediate Holdings LLC, Term Loan B	6.556%	3-Month LIBOR	3.750%	4/30/28	B+	725,979
1,786	Intelsat Jackson Holdings S.A., Term Loan B, (DD1) (5)	4.920%	SOFR180A	4.250%	1/27/29	BB–	1,693,147
495	MetroNet Systems Holdings, LLC, Term Loan, First Lien	5.694%	SOFR30A	3.750%	6/02/28	B	473,980
3,024	Total Wireless Telecommunication Services						2,893,106
$310,263	Total Variable Rate Senior Loan Interests (cost $304,525,030)						288,794,547

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 17.8% (11.2% of Total Investments)

	Airlines – 0.3% (0.2% of Total Investments)

$302	United Airlines Inc, 144A			4.375%	4/15/26	Ba1	$289,920
398	United Airlines Inc, 144A			4.625%	4/15/29	Ba1	366,658
700	Total Airlines						656,578

	Auto Components – 0.9% (0.6% of Total Investments)

1,105	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	BB–	1,033,385
810	Adient US LLC, 144A			9.000%	4/15/25	BB+	834,300
1,915	Total Auto Components						1,867,685

	Chemicals – 0.2% (0.1% of Total Investments)

522	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B+	467,190

	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)

575	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			5.750%	4/15/26	BB–	584,355
750	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB–	684,015
780	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			6.250%	1/15/28	B–	715,011
2,105	Total Commercial Services & Supplies						1,983,381

	Communications Equipment – 1.3% (0.8% of Total Investments)

3,645	Avaya Inc, 144A			6.125%	9/15/28	BB–	1,712,166
750	Commscope Inc, 144A			8.250%	3/01/27	CCC+	652,500
400	CommScope Technologies LLC, 144A			5.000%	3/15/27	CCC+	328,874
4,795	Total Communications Equipment						2,693,540

	Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

340	Frontier Communications Holdings LLC, 144A			5.000%	5/01/28	BB+	319,511
250	Frontier Communications Holdings LLC			5.875%	11/01/29	CCC+	210,000
1,540	Frontier Communications Holdings LLC, 144A			5.875%	10/15/27	BB+	1,517,116
2,130	Total Diversified Telecommunication Services						2,046,627

	Electric Utilities – 0.0% (0.0% of Total Investments)

1,735	Bruce Mansfield Unit 1 2007 Pass Through Trust (5)			6.850%	6/01/34	N/R	2,169

	Electronic Equipment, Instruments & Components – 0.4% (0.3% of Total Investments)

1,017	Imola Merger Corp, 144A			4.750%	5/15/29	BB+	950,895

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

500	Weatherford International Ltd, 144A			8.625%	4/30/30	B–	452,150

	Entertainment – 1.2% (0.7% of Total Investments)

2,586	AMC Entertainment Holdings Inc, 144A (cash 10.000%, PIK 12.000%)			10.000%	6/15/26	CCC–	2,045,810
1,285	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A			5.375%	8/15/26	CCC+	282,700

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Entertainment (continued)

$1,775	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	$164,188
5,646	Total Entertainment				2,492,698

	Health Care Providers & Services – 2.3% (1.4% of Total Investments)

285	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	BB–	272,175
150	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	BB–	142,500
65	HCA Inc	5.375%	2/01/25	BBB–	66,302
1,050	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	931,875
1,704	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	1,314,806
800	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	545,295
1,100	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	1,072,500
302	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	297,440
68	Tenet Healthcare Corp	4.625%	7/15/24	BB–	67,948
90	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	91,050
5,614	Total Health Care Providers & Services				4,801,891

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

302	1011778 BC ULC / New Red Finance Inc, 144A	3.500%	2/15/29	BB+	275,116
501	1011778 BC ULC / New Red Finance Inc, 144A	4.000%	10/15/30	B+	435,870
398	Caesars Entertainment Inc, 144A	6.250%	7/01/25	B1	397,005
302	Life Time Inc, 144A	5.750%	1/15/26	B	283,886
1,503	Total Hotels, Restaurants & Leisure				1,391,877

	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)

984	Talen Energy Supply LLC, 144A (5)	7.625%	6/01/28	N/R	975,413

	Insurance – 0.1% (0.1% of Total Investments)

155	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	144,471

	Interactive Media & Services – 0.4% (0.3% of Total Investments)

1,107	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B+	914,905

	IT Services – 0.2% (0.1% of Total Investments)

500	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	461,545

	Media – 2.2% (1.4% of Total Investments)

500	Clear Channel Outdoor Holdings Inc, 144A	7.500%	6/01/29	CCC	402,500
1,358	CSC Holdings LLC, 144A	3.375%	2/15/31	BB	1,086,400
574	iHeartCommunications Inc	8.375%	5/01/27	B–	517,907
1,380	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	1,261,596
4	iHeartCommunications Inc	6.375%	5/01/26	BB–	3,757
691	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	BB+	619,765
1,005	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	896,269
5,512	Total Media				4,788,194

	Metals & Mining – 0.2% (0.1% of Total Investments)

485	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B+	461,962

	Oil, Gas & Consumable Fuels – 3.5% (2.2% of Total Investments)

500	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	430,665
1,715	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,706,425
595	Citgo Petroleum Corp, 144A	7.000%	6/15/25	BB	586,045
325	Gulfport Energy Corp, 144A	8.000%	5/17/26	BB–	326,570
302	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	292,470
500	Laredo Petroleum Inc	9.500%	1/15/25	B	512,280
350	Matador Resources Co	5.875%	9/15/26	BB–	356,125
302	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	286,900
1,417	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	1,294,529
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	233,637
250	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	196,178
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	188,722
1,125	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	BB–	1,020,938

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)
$121	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB–	$119,357
8,002	Total Oil, Gas & Consumable Fuels				7,550,841

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

340	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	C	22,100
134	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	Caa2	107,981
474	Total Pharmaceuticals				130,081

	Software – 0.3% (0.2% of Total Investments)

700	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	614,582

	Specialty Retail – 0.6% (0.4% of Total Investments)

890	Hertz Corp/The, 144A	4.625%	12/01/26	B+	792,100
125	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	B3	120,340
290	PetSmart Inc / PetSmart Finance Corp, 144A	4.750%	2/15/28	BB–	275,204
1,305	Total Specialty Retail				1,187,644

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

1,005	Vmed O2 UK Financing I PLC, 144A	4.250%	1/31/31	BB+	880,269
$48,411	Total Corporate Bonds (cost $42,721,489)				37,916,588

Shares	Description (1)				Value

	COMMON STOCKS – 3.9% (2.5% of Total Investments)

	Banks – 0.0% (0.0% of Total Investments)

15,167	iQor US Inc (9), (10)				$60,668

	Construction & Engineering – 0.0% (0.0% of Total Investments)

1,013	TNT Crane & Rigging Inc (9), (10)				14,182
1,797	TNT Crane & Rigging Inc (9), (10)				449
	Total Construction & Engineering				14,631

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

12,578	Cengage Learning Holdings II Inc (9), (10)				175,463

	Diversified Telecommunication Services – 0.1% (0.1% of Total Investments)

9,071	Windstream Services PE LLC (9), (10)				138,333
8,135	Windstream Services PE LLC (9), (10)				124,059
	Total Diversified Telecommunication Services				262,392

	Energy Equipment & Services – 1.8% (1.1% of Total Investments)

33,080	Quarternorth Energy Holding Inc (9), (10)				3,575,385
40,007	Transocean Ltd (10)				135,224
5,623	Vantage Drilling International (9), (10)				83,642
	Total Energy Equipment & Services				3,794,251

	Entertainment – 0.0% (0.0% of Total Investments)

6,268	Metro-Goldwyn-Mayer Inc (9), (10)				26,589

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

33,563	Millennium Health LLC (8), (10)				1,543
35,750	Millennium Health LLC (8), (10)				5,221
	Total Health Care Providers & Services				6,764

	Hotels, Restaurants & Leisure – 0.1% (0.0% of Total Investments)

116,526	24 Hour Fitness Worldwide Inc (9), (10)				34,142
55,426	24 Hour Fitness Worldwide Inc (9), (10)				41,570
	Total Hotels, Restaurants & Leisure				75,712

Shares	Description (1)	Value

	Independent Power and Renewable Electricity Producers – 1.2% (0.8% of Total Investments)

37,457	Energy Harbor Corp (9), (10), (11)	$2,580,787

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

5,388	Catalina Marketing Corp (9), (10)	1,142

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP (9), (10)	8,170

	Media – 0.0% (0.0% of Total Investments)

4	Cumulus Media Inc, Class A (10)	32
775,233	Hibu plc (9), (10)	3,876
	Total Media	3,908

	Multiline Retail – 0.0% (0.0% of Total Investments)

148	PEABODYENERGY WTS (9), (10)	1,295

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

4,261	California Resources Corp	191,149
7,189	Chord Energy Corp	921,917
160	Quarternorth Energy Holding Inc (WI/DD), (9), (10)	17,293
	Total Oil, Gas & Consumable Fuels	1,130,359

	Professional Services – 0.1% (0.1% of Total Investments)

48,296	Skillsoft Corp (10)	185,457
	Total Common Stocks (cost $13,182,265)	8,327,588

Shares	Description (1)	Value

	WARRANTS – 0.9% (0.6% of Total Investments)

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

14,599	Quarternorth Energy Holding Inc (9)	$1,577,904
22,626	Quarternorth Energy Holding Inc (9)	101,817
11,748	Quarternorth Energy Holding Inc (9)	88,110
	Total Energy Equipment & Services	1,767,831

	Entertainment – 0.0% (0.0% of Total Investments)

102,295	Cineworld Warrant (9)	10,536

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

10,232	American Commercial Barge Line LLC (9)	3,714

	Marine – 0.1% (0.1% of Total Investments)

1,279	ACBL HLDG CORP (9)	54,357
452	ACBL HLDG CORP (9)	8,588
1,682	ACBL HLDG CORP (9)	40,649
13,456	American Commercial Barge Line LLC (9)	4,037
	Total Marine	107,631

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp	2,745

	Software – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corp (9)	331

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

1	Intelsat SA/Luxembourg (9)	1
	Total Warrants (cost $1,523,646)	1,892,789

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

8,660	Riverbed Technology Inc (9), (10)	0.000%	N/R	$34,640

	Marine – 0.1% (0.0% of Total Investments)

1,600	ACBL HLDG CORP (9), (10)	0.000%	N/R	38,667
1,821	ACBL HLDG CORP (9), (10)	0.000%	N/R	77,393
	Total Marine			116,060
	Total Convertible Preferred Securities (cost $247,327)			150,700
	Total Long-Term Investments (cost $362,199,757)			337,082,212
	Borrowings – (43.6)% (12), (13)			(92,800,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (18.6)% (14)			(39,615,370)
	Other Assets Less Liabilities – 3.8%			8,201,541
	Net Assets Applicable to Common Shares – 100%			$212,868,383

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(12)	Borrowings as a percentage of Total Investments is 27.5%.

(13)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR 180A	180 Day Average Secured Overnight Financing Rate

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.8% (99.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 136.2% (83.8% of Total Investments) (2)

	Aerospace & Defense – 1.6% (1.0% of Total Investments)

$2,786	Sequa Mezzanine Holdings L.L.C., Term Loan, (cash 6.750%, PIK 1.000%)	8.303%	3-Month LIBOR	6.750%	7/31/23	B-	$2,780,899
1,736	TransDigm, Inc., Term Loan E, (DD1)	4.622%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,691,473
1,721	TransDigm, Inc., Term Loan F	4.622%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,674,975
2,189	TransDigm, Inc., Term Loan G	4.622%	1-Month LIBOR	2.250%	8/22/24	Ba3	2,150,703
8,432	Total Aerospace & Defense						8,298,050

	Airlines – 2.8% (1.7% of Total Investments)

2,802	AAdvantage Loyalty IP Ltd., Term Loan, (DD1)	7.460%	3-Month LIBOR	4.750%	4/20/28	Ba2	2,767,110
419	American Airlines, Inc., Term Loan	2.840%	6-Month LIBOR	2.000%	12/14/23	Ba3	412,631
1,542	American Airlines, Inc., Term Loan, First Lien	4.122%	1-Month LIBOR	1.750%	1/29/27	Ba3	1,412,859
3,550	Kestrel Bidco Inc., Term Loan B, (DD1)	5.030%	3-Month LIBOR	3.000%	12/11/26	BB-	3,132,665
1,480	Mileage Plus Holdings LLC, Term Loan B, (DD1)	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	1,494,800
2,675	SkyMiles IP Ltd., Term Loan B	6.460%	3-Month LIBOR	3.750%	10/20/27	Baa1	2,709,106
2,963	United Airlines, Inc., Term Loan B	6.533%	1-Month LIBOR	3.750%	4/21/28	Ba1	2,863,627
15,431	Total Airlines						14,792,798

	Auto Components – 1.2% (0.7% of Total Investments)

817	Adient US LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/08/28	BB+	794,232
2,958	Clarios Global LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/30/26	B1	2,857,071
141	DexKo Global Inc., Term Loan	5.402%	1-Month LIBOR	3.750%	10/04/28	B1	127,281
737	DexKo Global Inc., Term Loan B	5.982%	3-Month LIBOR	3.750%	10/04/28	B1	668,225
1,796	Superior Industries International, Inc., Term Loan B, First Lien	6.372%	1-Month LIBOR	4.000%	5/23/24	Ba3	1,747,653
6,449	Total Auto Components						6,194,462

	Beverages – 2.0% (1.2% of Total Investments)

1,537	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	1,450,166
1,171	City Brewing Company, LLC, Term Loan	5.298%	1-Month LIBOR	3.500%	4/05/28	B	1,024,756
2,250	Naked Juice LLC, Term Loan	5.541%	SOFR90A	3.250%	1/20/29	Ba3	2,155,781
537	Naked Juice LLC, Term Loan, Second Lien	8.154%	3-Month LIBOR	6.000%	1/20/30	B3	496,280
2,875	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	2,774,375
3,161	Triton Water Holdings, Inc, Term Loan, (DD1)	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	2,816,101
11,531	Total Beverages						10,717,459

	Biotechnology – 0.6% (0.4% of Total Investments)

3,511	Grifols Worldwide Operations USA, Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	11/15/27	BB+	3,366,361

	Building Products – 2.0% (1.2% of Total Investments)

4,290	Chamberlain Group Inc, Term Loan B	5.872%	1-Month LIBOR	3.500%	10/22/28	B+	4,007,443
2,261	Cornerstone Building Brands, Inc., Term Loan B	5.249%	1-Month LIBOR	3.250%	4/12/28	B	1,938,485
467	Griffon Corporation, Term Loan B	5.804%	SOFR30A	2.750%	1/19/29	BB	455,934
3,194	Quikrete Holdings, Inc., Term Loan, First Lien	4.997%	1-Month LIBOR	2.625%	1/31/27	Ba2	3,027,206
917	Standard Industries Inc., Term Loan B	3.788%	6-Month LIBOR	2.500%	9/22/28	BBB-	903,123
446	Zurn Holdings, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	10/04/28	Ba3	441,995
11,575	Total Building Products						10,774,186

	Capital Markets – 0.6% (0.4% of Total Investments)

3,766	Astra Acquisition Corp., Term Loan, First Lien	7.622%	1-Month LIBOR	5.250%	10/22/28	BB-	3,207,289

	Chemicals – 1.4% (0.9% of Total Investments)

801	ASP Unifrax Holdings Inc, Term Loan B	6.000%	3-Month LIBOR	3.750%	12/12/25	BB	734,443
2,072	Atotech B.V., Term Loan B	4.872%	1-Month LIBOR	2.500%	3/18/28	B+	2,057,549
1,172	Diamond (BC) B.V., Term Loan B	5.339%	1 + 3-Month LIBOR	2.750%	9/29/28	Ba3	1,122,002
1,022	INEOS Styrolution US Holding LLC, Term Loan B	5.122%	1-Month LIBOR	2.750%	1/29/26	BB+	973,459
1,163	Ineos US Finance LLC, Term Loan B	4.593%	2-Month LIBOR	2.000%	3/31/24	BBB-	1,136,290

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals (continued)

$249	Kraton Corporation, Term Loan	5.109%	CME Term SOFR 3 Month	3.250%	3/15/29	BB	$245,088
1,114	PMHC II, Inc., Term Loan B	6.977%	SOFR90A	4.250%	2/03/29	B-	967,781
485	Trinseo Materials Operating SCA, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	460,750
8,078	Total Chemicals						7,697,362

	Commercial Services & Supplies – 2.7% (1.7% of Total Investments)

1,720	Amentum Government Services Holdings LLC, Term Loan	5.187%	SOFR90A	4.000%	2/07/29	B1	1,674,308
697	Anticimex International AB, Term Loan B1	5.098%	3-Month LIBOR	3.500%	11/16/28	B	673,571
1,387	Covanta Holding Corporation, Term Loan B	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	1,360,087
104	Covanta Holding Corporation, Term Loan C	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	102,135
1,058	Garda World Security Corporation, Term Loan B	6.470%	1-Month LIBOR	4.250%	10/30/26	BB+	1,003,854
2,356	GFL Environmental Inc., Term Loan	5.806%	3-Month LIBOR	3.000%	5/30/25	N/R	2,340,789
993	Herman Miller, Inc, Term Loan B	3.688%	1-Month LIBOR	2.000%	7/19/28	BBB-	940,642
3,790	Intrado Corporation, Term Loan	6.372%	1-Month LIBOR	4.000%	10/10/24	B2	3,179,207
844	Prime Security Services Borrower, LLC, Term Loan	5.697%	6-Month LIBOR	2.750%	9/23/26	BB-	821,919
566	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	3.500%	7/31/27	B+	548,430
818	West Corporation, Term Loan B1	5.872%	1-Month LIBOR	3.500%	10/10/24	B2	688,857
1,220	WIN Waste Innovations Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	3/25/28	B+	1,188,017
15,553	Total Commercial Services & Supplies						14,521,816

	Communications Equipment – 2.5% (1.5% of Total Investments)

1,971	CommScope, Inc., Term Loan B	5.622%	1-Month LIBOR	3.250%	4/04/26	B1	1,859,668
2,962	Delta TopCo, Inc., Term Loan B	5.836%	3-Month LIBOR	3.750%	12/01/27	B2	2,804,850
4,895	Maxar Technologies Ltd., Term Loan B	6.677%	SOFR30A	4.250%	6/09/29	B	4,700,742
3,318	MLN US HoldCo LLC, Term Loan, First Lien	6.307%	1-Month LIBOR	4.500%	11/30/25	B3	2,158,358
2,456	Riverbed Technology, Inc., Exit Term Loan (cash 7.000%, PIK 2.000%) (5)	4.815%	3-Month LIBOR	2.000%	12/07/26	Caa1	1,170,658
750	ViaSat, Inc., Term Loan	6.941%	SOFR30A	4.500%	3/04/29	BB+	703,125
16,352	Total Communications Equipment						13,397,401

	Construction & Engineering – 0.9% (0.6% of Total Investments)

1,161	Aegion Corporation, Term Loan	6.906%	1-Month LIBOR	4.750%	5/17/28	B	1,049,457
806	Brand Energy & Infrastructure Services, Inc., Term Loan	6.791%	3-Month LIBOR	4.250%	6/21/24	B-	737,704
1,325	Centuri Group, Inc, Term Loan B	3.560%	3-Month LIBOR	2.500%	8/27/28	Ba2	1,280,938
1,442	Osmose Utilities Services, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	6/22/28	B	1,346,810
540	Pike Corporation, Term Loan B	5.380%	1-Month LIBOR	3.000%	1/21/28	Ba3	526,161
5,274	Total Construction & Engineering						4,941,070

	Consumer Finance – 0.7% (0.5% of Total Investments)

4,016	Fleetcor Technologies Operating Company, LLC, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/30/28	BB+	3,928,617

	Containers & Packaging – 1.9% (1.2% of Total Investments)

2,641	Berry Global, Inc., Term Loan Z	4.178%	3-Month LIBOR	1.750%	7/01/26	BBB-	2,600,991
1,551	Charter NEX US, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	12/01/27	B	1,494,533
1,000	Clydesdale Acquisition Holdings Inc, Term Loan B	6.602%	SOFR30A	4.175%	3/30/29	B	963,410
130	Klockner-Pentaplast of America, Inc., Term Loan B	5.554%	6-Month LIBOR	4.750%	2/09/26	B	116,244
1,439	Reynolds Group Holdings Inc. , Term Loan B	5.872%	1-Month LIBOR	3.500%	9/24/28	B+	1,396,469
762	Reynolds Group Holdings Inc. , Term Loan B2	5.622%	1-Month LIBOR	3.250%	2/05/26	B+	741,011
3,186	TricorBraun Holdings, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	3/03/28	B2	3,028,163
10,709	Total Containers & Packaging						10,340,821

	Diversified Consumer Services – 0.4% (0.3% of Total Investments)

833	GT Polaris, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	9/24/27	BB-	793,506
1,481	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B-	1,371,778
2,314	Total Diversified Consumer Services						2,165,284

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services – 1.5% (0.9% of Total Investments)

$311	Avaya, Inc., Term Loan B2	5.999%	1-Month LIBOR	4.000%	12/15/27	BB-	$160,644
2,278	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	3.876%	1-Month LIBOR	1.750%	1/15/25	Baa2	2,237,457
4,306	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	3.626%	1-Month LIBOR	1.500%	2/12/27	Baa2	4,157,699
2,103	Ditech Holding Corporation, Term Loan (5)	0.000%	N/A	N/A	12/19/22	N/R	252,349
1,201	Trans Union, LLC, Term Loan B6	4.622%	1-Month LIBOR	2.250%	12/01/28	BBB-	1,174,419
10,199	Total Diversified Financial Services						7,982,568

	Diversified Telecommunication Services – 3.9% (2.4% of Total Investments)

1,760	Altice France S.A., Term Loan B12	6.200%	3-Month LIBOR	3.688%	1/31/26	B	1,665,804
5,836	Altice France S.A., Term Loan B13	5.411%	3-Month LIBOR	4.000%	8/14/26	B	5,564,548
6,500	CenturyLink, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	3/15/27	BBB-	6,207,215
1,105	Cincinnati Bell, Inc., Term Loan B2	5.677%	SOFR30A	3.250%	11/23/28	B+	1,078,738
1,523	Connect Finco Sarl, Term Loan B	5.880%	1-Month LIBOR	3.500%	12/12/26	B+	1,470,988
1,075	Cyxtera DC Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,039,487
3,966	Frontier Communications Corp., Term Loan B	6.063%	3-Month LIBOR	3.750%	10/08/27	BB+	3,802,238
21,765	Total Diversified Telecommunication Services						20,829,018

	Electric Utilities – 0.4% (0.2% of Total Investments)

1,153	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB-	1,132,430
980	Pacific Gas & Electric Company, Term Loan	5.375%	1-Month LIBOR	3.000%	6/23/25	BB	949,066
2,133	Total Electric Utilities						2,081,496

	Electronic Equipment, Instruments & Components – 1.3% (0.8% of Total Investments)

1,875	II-VI Incorporated, Term Loan B	4.463%	3-Month LIBOR	2.750%	7/01/29	BBB-	1,829,681
2,772	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	2,726,955
1,863	TTM Technologies, Inc., Term Loan	4.213%	1-Month LIBOR	2.500%	9/28/24	BB+	1,860,663
460	Vertiv Group Corporation, Term Loan B	4.548%	1-Month LIBOR	2.750%	3/02/27	BB-	439,473
6,970	Total Electronic Equipment, Instruments & Components						6,856,772

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

168	Petroleum Geo-Services ASA, Term Loan	9.815%	1 + 3-Month LIBOR	7.500%	3/19/24	N/R	157,827

	Entertainment – 2.3% (1.4% of Total Investments)

2,224	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	4.872%	1-Month LIBOR	3.000%	4/22/26	B-	1,935,999
5,092	Crown Finance US, Inc., Term Loan	4.000%	3-Month LIBOR	2.500%	2/28/25	CCC	3,294,694
675	Crown Finance US, Inc., Term Loan	4.250%	3-Month LIBOR	2.750%	9/20/26	CCC	415,419
430	Crown Finance US, Inc., Term Loan B1	10.076%	6-Month LIBOR	8.250%	5/23/24	B-	450,445
584	Diamond Sports Group, LLC, Term Loan	9.786%	1-Month LIBOR	8.000%	5/19/26	B	556,041
1,394	Diamond Sports Group, LLC, Term Loan, Second Lien	5.036%	SOFR30A	3.250%	8/24/26	CCC+	283,826
653	Lions Gate Capital Holdings LLC, Term Loan B	4.622%	1-Month LIBOR	2.250%	3/24/25	Ba2	634,718
1,145	Springer Nature Deutschland GmbH, Term Loan B18	3.804%	3-Month LIBOR	3.000%	8/14/26	BB+	1,119,434
1,892	Univision Communications Inc., Term Loan C5	5.122%	1-Month LIBOR	2.750%	3/15/24	B+	1,877,341
1,560	Virgin Media Bristol LLC, Term Loan Q	5.249%	1-Month LIBOR	3.250%	1/31/29	BB+	1,542,731
15,649	Total Entertainment						12,110,648

	Food & Staples Retailing – 0.6% (0.4% of Total Investments)

1,057	American Seafoods Group LLC, Term Loan, First Lien	5.844%	1 + 3-Month LIBOR	2.750%	8/21/23	BB-	1,038,169
821	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	801,065
1,522	US Foods, Inc., Term Loan B	4.325%	3-Month LIBOR	2.750%	11/22/28	BB	1,493,334
3,400	Total Food & Staples Retailing						3,332,568

	Food Products – 1.0% (0.6% of Total Investments)

1,162	CHG PPC Parent LLC, Term Loan	5.375%	1-Month LIBOR	3.000%	12/08/28	B1	1,122,867
1,142	Froneri International Ltd., Term Loan	4.622%	1-Month LIBOR	2.250%	1/31/27	B+	1,098,624
627	H Food Holdings LLC, Term Loan B	5.354%	1-Month LIBOR	3.688%	5/31/25	B2	567,608
59	H Food Holdings LLC, Term Loan B3	6.666%	1-Month LIBOR	5.000%	5/31/25	B2	54,215
1,400	Sycamore Buyer LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,367,632
1,087	UTZ Quality Foods, LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	1/20/28	B1	1,057,337
5,477	Total Food Products						5,268,283

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies – 4.4% (2.7% of Total Investments)

$5,270	Bausch & Lomb, Inc., Term Loan, (DD1)	4.549%	SOFR30A	3.250%	5/05/27	BB+	$5,010,900
2,626	Carestream Health, Inc., Term Loan	7.375%	3-Month LIBOR	7.250%	5/08/23	B1	2,613,664
618	Embecta Corp, Term Loan B	5.054%	SOFR90A	3.000%	1/27/29	Ba3	603,725
1,063	ICU Medical, Inc., Term Loan B	4.604%	SOFR90A	2.650%	12/14/28	BBB-	1,031,530
743	Insulet Corporation, Term Loan B	5.622%	1-Month LIBOR	3.250%	5/04/28	Ba3	728,890
11,059	Medline Borrower, LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	10/21/28	BB-	10,589,263
2,403	Viant Medical Holdings, Inc., Term Loan, First Lien	6.122%	1-Month LIBOR	3.750%	7/02/25	B3	2,232,972
899	Vyaire Medical, Inc., Term Loan B	7.035%	3-Month LIBOR	4.750%	4/30/25	Caa1	665,839
24,681	Total Health Care Equipment & Supplies						23,476,783

	Health Care Providers & Services – 12.3% (7.6% of Total Investments)

1,208	ADMI Corp., Term Loan B2	5.747%	1-Month LIBOR	3.375%	12/23/27	B	1,119,369
2,977	AHP Health Partners, Inc., Term Loan B	5.872%	1-Month LIBOR	3.500%	8/23/28	B1	2,819,320
6,922	Change Healthcare Holdings LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	3/01/24	B+	6,853,262
1,151	DaVita, Inc. , Term Loan B, (DD1)	4.122%	1-Month LIBOR	1.750%	8/12/26	BBB-	1,093,543
163	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	156,804
352	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	339,741
1,996	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB-	1,942,462
397	Global Medical Response, Inc., Term Loan	6.622%	1-Month LIBOR	4.250%	3/14/25	B	380,292
3,784	Global Medical Response, Inc., Term Loan B	5.963%	1-Month LIBOR	4.250%	10/02/25	B	3,626,398
5,867	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	5,774,596
430	MED ParentCo LP, Term Loan, First Lien	6.622%	1-Month LIBOR	4.250%	8/31/26	B2	383,018
1,641	National Mentor Holdings, Inc., Term Loan	6.065%	1 + 3-Month LIBOR	3.750%	3/02/28	B-	1,402,637
25	National Mentor Holdings, Inc., Term Loan C	6.010%	3-Month LIBOR	3.750%	3/02/28	B-	20,998
1,950	Onex TSG Intermediate Corp., Term Loan B	7.122%	1-Month LIBOR	4.750%	2/26/28	B	1,784,525
9,335	Parexel International Corporation, Term Loan, First Lien, (DD1)	4.916%	1-Month LIBOR	3.250%	11/15/28	B1	9,117,295
2,265	Phoenix Guarantor Inc, Term Loan B	5.622%	1-Month LIBOR	3.250%	3/05/26	B1	2,182,280
1,975	Phoenix Guarantor Inc, Term Loan B3	5.759%	1-Month LIBOR	3.500%	3/05/26	B1	1,907,386
233	Quorum Health Corporation, Term Loan, (5)	10.598%	3-Month LIBOR	8.250%	4/29/25	B-	152,364
8,055	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	11/16/25	B1	7,629,343
4,343	Select Medical Corporation, Term Loan B	4.880%	1-Month LIBOR	2.500%	3/06/25	Ba2	4,255,745
8,171	Surgery Center Holdings, Inc., Term Loan, (DD1)	5.630%	1-Month LIBOR	3.750%	8/31/26	B1	7,869,454
1,891	Team Health Holdings, Inc., Term Loan B	7.577%	SOFR30A	5.250%	2/17/27	B	1,561,807
890	Team Health Holdings, Inc., Term Loan, First Lien	5.122%	1-Month LIBOR	2.750%	2/06/24	B	800,684
2,623	US Radiology Specialists, Inc., Term Loan	7.563%	3-Month LIBOR	5.250%	12/15/27	B-	2,469,502
68,644	Total Health Care Providers & Services						65,642,825

	Health Care Technology – 0.8% (0.5% of Total Investments)

297	Athenahealth, Inc., Term Loan (6)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	284,041
1,538	Athenahealth, Inc., Term Loan B	5.653%	SOFR30A	3.500%	1/27/29	B+	1,470,292
2,859	Carestream Health, Inc., Term Loan, Second Lien (cash 5.500%, PIK 8.000%)	8.000%	3-Month LIBOR	8.000%	8/05/23	Caa1	2,498,091
4,694	Total Health Care Technology						4,252,424

	Hotels, Restaurants & Leisure – 21.4% (13.2% of Total Investments)

611	24 Hour Fitness Worldwide, Inc., Exit Term Loan (cash 0.220%, PIK 5.000%)	7.232%	3-Month LIBOR	5.000%	12/29/25	CCC-	205,550
259	24 Hour Fitness Worldwide, Inc., Exit Term Loan	15.913%	3-Month LIBOR	14.000%	9/29/26	Caa3	253,653
2,013	Alterra Mountain Company, Term Loan	5.872%	1-Month LIBOR	3.500%	8/17/28	B	1,949,138
2,175	Alterra Mountain Company, Term Loan B1	5.122%	1-Month LIBOR	2.750%	7/31/24	B	2,120,775
931	Aramark Services, Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	3/11/25	BB+	907,264
21,312	B.C. Unlimited Liability Company, Term Loan B4	4.122%	1-Month LIBOR	1.750%	11/19/26	BB+	20,712,638
10,234	Caesars Resort Collection, LLC, Term Loan B, First Lien	5.122%	1-Month LIBOR	2.750%	12/22/24	B+	10,031,493
949	Caesars Resort Collection, LLC, Term Loan B1	5.872%	1-Month LIBOR	3.500%	7/20/25	B+	932,332
2,399	Carnival Corporation, Term Loan B, (DD1)	5.877%	6-Month LIBOR	3.000%	6/30/25	Ba2	2,296,136
1,397	Carnival Corporation, Term Loan B	6.127%	6-Month LIBOR	3.250%	10/18/28	Ba2	1,300,886
2,842	Churchill Downs Incorporated, Term Loan B1, (DD1)	4.380%	1-Month LIBOR	2.000%	3/17/28	BBB-	2,739,282
5,851	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	5,404,296
1,274	Crown Finance US, Inc., Term Loan, (6), (DD1)	4.970%	3-Month LIBOR	3.000%	5/31/23	CCC+	972,489

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$800	Crown Finance US, Inc., Term Loan B1 (cash 7.132%, PIK 8.250%)	7.625%	3-Month LIBOR	8.250%	5/23/24	B-	$885,899
10,740	Delta 2 (LUX) S.a.r.l., Term Loan	4.872%	1-Month LIBOR	2.500%	2/01/24	BB-	10,656,925
4,601	Equinox Holdings, Inc., Term Loan, First Lien	5.250%	3-Month LIBOR	3.000%	3/08/24	CCC	3,337,367
9,209	Fertitta Entertainment, LLC, Term Loan B	6.327%	SOFR30A	4.000%	1/27/29	B	8,807,092
929	Four Seasons Hotels Limited, Term Loan, First Lien	4.372%	1-Month LIBOR	2.000%	11/30/23	BB+	924,097
2,729	Hilton Grand Vacations Borrower LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	8/02/28	BB+	2,681,952
7,038	Hilton Worldwide Finance, LLC, Term Loan B2	3.964%	1-Month LIBOR	1.750%	6/21/26	BBB-	6,941,707
1,577	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	1,559,622
1,491	NASCAR Holdings, Inc, Term Loan B, (DD1)	4.872%	1-Month LIBOR	2.500%	10/18/26	BBB-	1,471,953
1,170	PCI Gaming Authority, Term Loan	4.872%	1-Month LIBOR	2.500%	5/31/26	BBB-	1,140,296
1,080	Penn National Gaming, Inc., Term Loan B	5.177%	SOFR30A	2.750%	4/20/29	BB	1,059,075
1,021	Scientific Games Holdings LP, Term Loan B	5.617%	SOFR90A	3.500%	2/04/29	BB-	978,485
4,290	Scientific Games International, Inc., Term Loan	5.044%	SOFR30A	3.000%	4/07/29	BB	4,202,420
2,853	SeaWorld Parks & Entertainment, Inc., Term Loan B	5.375%	1-Month LIBOR	3.000%	8/25/28	BB-	2,729,484
7,999	Stars Group Holdings B.V. (The), Term Loan, (DD1)	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB	7,860,802
2,883	Station Casinos LLC, Term Loan B	4.630%	1-Month LIBOR	2.250%	2/08/27	BB-	2,812,315
2,239	Twin River Worldwide Holdings, Inc., Term Loan B	5.048%	1-Month LIBOR	3.250%	10/01/28	BB+	2,128,917
2,951	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	5.130%	1-Month LIBOR	2.750%	5/16/25	B	2,839,878
1,430	Wyndham Hotels & Resorts, Inc., Term Loan B	4.122%	1-Month LIBOR	1.750%	5/30/25	BBB-	1,414,956
119,277	Total Hotels, Restaurants & Leisure						114,259,174

	Household Durables – 1.0% (0.6% of Total Investments)

611	AI Aqua Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	579,281
139	AI Aqua Merger Sub Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	131,655
2,500	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	5.436%	SOFR30A	3.750%	7/30/28	B3	2,366,875
1,909	Serta Simmons Bedding, LLC, Term Loan, (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B-	1,270,411
98	Serta Simmons Bedding, LLC, Term Loan, (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B	96,016
915	Weber-Stephen Products LLC, Term Loan B, (DD1)	5.622%	1-Month LIBOR	3.250%	10/30/27	CCC+	751,801
6,172	Total Household Durables						5,196,039

	Household Products – 0.9% (0.6% of Total Investments)

1,773	Energizer Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	2.250%	12/22/27	Ba1	1,708,729
241	Illuminate Merger Sub Corp., Term Loan	6.377%	6-Month LIBOR	3.500%	5/16/28	B1	213,187
1,654	Reynolds Consumer Products LLC, Term Loan	4.122%	1-Month LIBOR	1.750%	2/04/27	BBB-	1,620,392
1,481	Spectrum Brands, Inc., Term Loan	4.380%	1-Month LIBOR	2.000%	3/03/28	BBB-	1,427,555
5,149	Total Household Products						4,969,863

	Independent Power And Renewable Electricity Prod – 0.2% (0.1% of Total Investments)

1,252	Vistra Operations Company LLC, Term Loan B3, First Lien	4.014%	1-Month LIBOR	1.750%	12/31/25	BBB-	1,231,769

	Insurance – 4.8% (2.9% of Total Investments)

4,915	Acrisure, LLC, Term Loan B	5.872%	1-Month LIBOR	3.500%	2/15/27	B	4,688,472
4,013	Alliant Holdings Intermediate, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	5/10/25	B	3,891,227
744	Alliant Holdings Intermediate, LLC, Term Loan B4	5.656%	1-Month LIBOR	3.500%	11/12/27	B	720,764
2,914	Asurion LLC, Term Loan B4, Second Lien	7.622%	1-Month LIBOR	5.250%	1/15/29	B	2,512,597
1,384	Asurion LLC, Term Loan B6	5.497%	1-Month LIBOR	3.125%	11/03/23	Ba3	1,364,894
5,634	Asurion LLC, Term Loan B8	5.622%	1-Month LIBOR	3.250%	12/23/26	Ba3	5,312,849
953	Asurion LLC, Term Loan B9	5.622%	1-Month LIBOR	3.250%	7/31/27	Ba3	898,767
992	Broadstreet Partners, Inc., Term Loan B2	5.622%	1-Month LIBOR	3.250%	1/27/27	B1	955,281
1,438	Hub International Limited, Term Loan B	4.991%	2-Month LIBOR	3.250%	4/25/25	B	1,410,943
3,234	Hub International Limited, Term Loan B	5.657%	3-Month LIBOR	3.000%	4/25/25	B	3,161,506
688	Ryan Specialty Group, LLC, Term Loan	5.427%	SOFR30A	3.000%	9/01/27	BB-	671,127
26,909	Total Insurance						25,588,427

	Interactive Media & Services – 1.0% (0.6% of Total Investments)

5,543	Rackspace Technology Global, Inc., Term Loan B	4.160%	3-Month LIBOR	2.750%	2/09/28	B+	5,109,592
5,543	Total Interactive Media & Services						5,109,592

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet & Direct Marketing Retail – 0.6% (0.4% of Total Investments)

$2,469	CNT Holdings I Corp, Term Loan	5.372%	1-Month LIBOR	3.500%	11/08/27	B	$2,399,502
160	Medical Solutions Holdings, Inc., Term Loan (6)	5.543%	3-Month LIBOR	3.500%	11/01/23	B1	154,600
860	Medical Solutions Holdings, Inc., Term Loan, First Lien	6.377%	3-Month LIBOR	3.500%	11/01/28	B1	830,878
3,489	Total Internet & Direct Marketing Retail						3,384,980

	IT Services – 4.0% (2.5% of Total Investments)

1,957	Ahead DB Holdings, LLC, Term Loan B	6.010%	3-Month LIBOR	3.750%	10/16/27	B+	1,904,101
311	iQor US Inc., Exit Term Loan	9.872%	1-Month LIBOR	7.500%	9/15/27	B1	310,702
1,454	Peraton Corp., Term Loan B	6.122%	1-Month LIBOR	3.750%	2/01/28	BB-	1,417,156
1,653	Perforce Software, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	7/01/26	B2	1,509,101
4,034	Sabre GLBL Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	2/22/24	Ba3	3,937,329
4,688	Syniverse Holdings, Inc., Term Loan	8.286%	CME Term SOFR 3 Month	7.000%	5/10/29	B-	4,209,961
2,092	Tempo Acquisition LLC, Term Loan B	5.327%	SOFR30A	3.000%	8/31/28	BB-	2,055,600
4,860	Travelport Finance (Luxembourg) S.a.r.l., Term Loan (cash 3.500%, PIK 6.500%)	3.750%	3-Month LIBOR	1.500%	2/28/25	B-	4,739,907
1,445	WEX Inc., Term Loan	4.622%	1-Month LIBOR	2.250%	4/01/28	Ba2	1,419,793
22,494	Total IT Services						21,503,650

	Leisure Products – 0.3% (0.2% of Total Investments)

673	Hayward Industries, Inc., Term Loan	4.872%	1-Month LIBOR	2.500%	5/28/28	BB	645,394
1,040	SRAM, LLC , Term Loan B	5.519%	1 + 3-Month LIBOR	2.750%	5/18/28	BB-	1,002,518
1,713	Total Leisure Products						1,647,912

	Life Sciences Tools & Services – 0.6% (0.4% of Total Investments)

860	Avantor Funding, Inc., Term Loan B5	4.622%	1-Month LIBOR	2.250%	11/06/27	BB+	846,046
928	Curia Global, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	8/30/26	B	898,992
1,462	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	1,438,771
3,250	Total Life Sciences Tools & Services						3,183,809

	Machinery – 2.2% (1.3% of Total Investments)

4,200	Ali Group North America Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	4,124,757
1,461	Alliance Laundry Systems LLC, Term Loan B	5.955%	3-Month LIBOR	3.500%	10/08/27	B	1,422,336
1,999	Gardner Denver, Inc., Term Loan B2	4.177%	1-Month LIBOR	1.750%	2/28/27	BB+	1,966,813
2,081	Gates Global LLC, Term Loan B3	4.872%	1-Month LIBOR	2.500%	3/31/27	Ba3	2,011,949
1,102	Grinding Media Inc., Term Loan B	4.796%	3-Month LIBOR	4.000%	10/12/28	B	1,032,820
990	Madison IAQ LLC, Term Loan	4.524%	6-Month LIBOR	3.250%	6/21/28	B1	944,391
11,833	Total Machinery						11,503,066

	Marine – 0.6% (0.3% of Total Investments)

3,141	HGIM Corp., Exit Term Loan	9.750%	Prime	6.000%	7/02/23	CCC+	2,979,685

	Media – 12.4% (7.6% of Total Investments)

2,335	ABG Intermediate Holdings 2 LLC, Term Loan B1	5.927%	SOFR30A	3.500%	12/21/28	B1	2,257,653
400	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	8.427%	SOFR30A	6.000%	12/20/29	CCC+	368,500
580	Altice Financing SA, Term Loan, First Lien	5.262%	3-Month LIBOR	2.750%	1/31/26	B	549,715
1,485	Cable One, Inc., Term Loan B4	4.372%	1-Month LIBOR	2.000%	5/03/28	BB+	1,432,654
3,652	Cengage Learning, Inc., Term Loan B	7.814%	3-Month LIBOR	4.750%	7/14/26	B	3,358,418
2,805	Charter Communications Operating, LLC, Term Loan B2	4.130%	1-Month LIBOR	1.750%	2/01/27	BBB-	2,721,590
664	Checkout Holding Corp., Term Loan	9.872%	1-Month LIBOR	7.500%	2/15/23	N/R	559,398
1,264	Checkout Holding Corp., Term Loan (cash 2.000%, PIK 9.500%)	6.436%	1-Month LIBOR	9.500%	8/15/23	N/R	444,418
11,502	Clear Channel Outdoor Holdings, Inc., Term Loan B	6.089%	1 + 3-Month LIBOR	3.500%	8/21/26	B1	10,524,242
6,766	CSC Holdings, LLC, Term Loan	4.249%	1-Month LIBOR	2.250%	1/15/26	BB	6,556,736
3,381	CSC Holdings, LLC, Term Loan B1	4.249%	1-Month LIBOR	2.250%	7/17/25	BB	3,277,799
3,934	CSC Holdings, LLC, Term Loan B5	4.499%	1-Month LIBOR	2.500%	4/15/27	BB	3,787,906
502	Cumulus Media New Holdings Inc., Term Loan B	4.750%	6-Month LIBOR	3.750%	3/31/26	B	482,454
6,763	DirecTV Financing, LLC, Term Loan	7.372%	1-Month LIBOR	5.000%	8/02/27	BBB-	6,410,101
2,680	Dotdash Meredith Inc, Term Loan B	5.699%	1-Month LIBOR	4.000%	12/01/28	BB-	2,432,475
968	E.W. Scripps Company (The), Term Loan B2	4.935%	1-Month LIBOR	2.563%	5/01/26	BB	942,552
850	Gray Television, Inc., Term Loan C	4.213%	1-Month LIBOR	2.500%	1/02/26	BB+	829,727

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$6,122	iHeartCommunications, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	5/01/26	BB-	$5,810,387
597	LCPR Loan Financing LLC, Term Loan B	5.749%	1-Month LIBOR	3.750%	10/15/28	BB+	584,464
2,382	McGraw-Hill Global Education Holdings, LLC, Term Loan	5.554%	6-Month LIBOR	4.750%	7/30/28	BB+	2,265,878
721	Mission Broadcasting, Inc., Term Loan B	4.213%	1-Month LIBOR	2.500%	6/03/28	BBB-	702,403
841	Nexstar Broadcasting, Inc., Term Loan B4	4.872%	1-Month LIBOR	2.500%	9/19/26	BBB-	833,637
460	Outfront Media Capital LLC, Term Loan B	4.122%	1-Month LIBOR	1.750%	11/18/26	Ba1	444,475
408	Radiate Holdco, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	9/25/26	B1	387,135
227	Red Ventures, LLC, Term Loan B2	4.872%	1-Month LIBOR	2.500%	11/08/24	BB+	221,761
1,216	Sinclair Television Group Inc., Term Loan B2B	4.880%	1-Month LIBOR	2.500%	9/30/26	Ba2	1,135,090
510	Virgin Media Bristol LLC, Term Loan N	4.499%	1-Month LIBOR	2.500%	1/31/28	BB+	498,418
1,423	WideOpenWest Finance LLC, Term Loan B	5.153%	SOFR30A	3.000%	12/20/28	BB	1,400,874
4,939	Ziggo Financing Partnership, Term Loan I	4.499%	1-Month LIBOR	2.500%	4/30/28	BB	4,821,746
70,377	Total Media						66,042,606

	Multiline Retail – 0.2% (0.1% of Total Investments)

2,153	Belk, Inc., Term Loan (cash 5.000%, PIK 8.000%)	13.000%	3-Month LIBOR	13.000%	7/31/25	CCC-	817,176
459	Belk, Inc., Term Loan	9.006%	3-Month LIBOR	7.500%	7/31/25	B-	413,806
2,612	Total Multiline Retail						1,230,982

	Oil, Gas & Consumable Fuels – 2.9% (1.8% of Total Investments)

854	BCP Renaissance Parent LLC, Term Loan B3	5.554%	SOFR30A	3.500%	11/01/24	B+	833,597
2,282	Buckeye Partners, L.P., Term Loan B	3.916%	1-Month LIBOR	2.250%	11/01/26	BBB-	2,244,133
483	EG America LLC, Term Loan	6.250%	3-Month LIBOR	4.000%	2/05/25	B-	459,439
2,836	Freeport LNG Investments, LLLP, Term Loan, (DD1)	4.000%	3-Month LIBOR	3.500%	12/21/28	N/R	2,679,924
3,684	Gulf Finance, LLC, Term Loan	8.835%	1-Month LIBOR	6.750%	8/25/26	B	2,820,486
3,258	QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	10.372%	1-Month LIBOR	8.000%	8/27/26	B	3,246,993
1,826	TransMontaigne Operating Company L.P., Term Loan B	5.659%	1-Month LIBOR	3.500%	11/05/28	BB	1,758,982
1,503	Traverse Midstream Partners LLC, Term Loan	5.950%	SOFR90A	4.250%	9/27/24	B+	1,484,067
16,726	Total Oil, Gas & Consumable Fuels						15,527,621

	Personal Products – 0.9% (0.5% of Total Investments)

1,241	Conair Holdings, LLC, Term Loan B	6.000%	3-Month LIBOR	3.750%	5/17/28	B-	1,059,184
145	Coty Inc., Term Loan B	4.057%	1-Month LIBOR	2.250%	4/05/25	BB-	140,001
1	Kronos Acquisition Holdings Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/22/26	B2	857
5,083	Revlon Consumer Products Corporation, Term Loan B, (DD1) (5), (7)	5.576%	6-Month LIBOR	3.500%	9/07/23	N/R	3,485,408
6,470	Total Personal Products						4,685,450

	Pharmaceuticals – 4.1% (2.5% of Total Investments)

1,934	Amneal Pharmaceuticals LLC, Term Loan B	5.813%	1 + 3-Month LIBOR	3.500%	5/04/25	B	1,807,085
2,588	Bausch Health Companies Inc., Term Loan B, (DD1)	7.174%	SOFR30A	5.250%	1/27/27	BB	2,185,645
758	Catalent Pharma Solutions Inc., Term Loan B3	4.250%	1-Month LIBOR	2.000%	2/22/28	BBB-	748,396
1,149	Elanco Animal Health Incorporated, Term Loan B	3.463%	1-Month LIBOR	1.750%	8/01/27	BBB-	1,115,062
8,256	Jazz Financing Lux S.a.r.l., Term Loan	5.872%	1-Month LIBOR	3.500%	5/05/28	BB+	8,084,176
3,345	Mallinckrodt International Finance S.A., Term Loan B, (DD1) (5)	6.246%	3-Month LIBOR	5.250%	9/24/24	B	2,858,527
1,850	Mallinckrodt International Finance S.A., Term Loan B, (5)	6.911%	3-Month LIBOR	5.500%	2/24/25	B	1,531,083
2,793	Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	2,753,237
977	Perrigo Investments, LLC, Term Loan B	4.199%	SOFR30A	2.500%	4/05/29	Baa3	964,788
23,650	Total Pharmaceuticals						22,047,999

	Professional Services – 1.9% (1.2% of Total Investments)

759	CHG Healthcare Services Inc., Term Loan	4.916%	3-Month LIBOR	3.250%	9/30/28	B1	738,720
1,097	Creative Artists Agency, LLC , Term Loan B	6.122%	1-Month LIBOR	3.750%	11/26/26	B	1,078,563
3,022	Dun & Bradstreet Corporation (The), Term Loan	4.874%	3-Month LIBOR	3.250%	2/08/26	BB+	2,948,954
1,448	EAB Global, Inc., Term Loan	6.089%	1 + 3-Month LIBOR	3.500%	8/16/28	B2	1,385,161
898	Physician Partners LLC, Term Loan	6.427%	SOFR30A	4.000%	2/01/29	B	849,119
440	R1 RCM Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB-	435,600
2,979	Verscend Holding Corp., Term Loan B	6.372%	1-Month LIBOR	4.000%	8/27/25	BB-	2,908,545
10,643	Total Professional Services						10,344,662

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Real Estate Management & Development – 0.2% (0.1% of Total Investments)

$960	Cushman & Wakefield PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	$931,714

	Road & Rail – 2.2% (1.3% of Total Investments)

1,679	First Student Bidco Inc, Term Loan B	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	1,567,167
623	First Student Bidco Inc, Term Loan C	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	581,204
2,444	Genesee & Wyoming Inc. (New), Term Loan	4.250%	3-Month LIBOR	2.000%	12/30/26	BB+	2,406,715
1,315	Hertz Corporation, (The), Term Loan B	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	1,266,542
251	Hertz Corporation, (The), Term Loan C	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	241,770
553	Uber Technologies, Inc., Term Loan B	5.075%	3-Month LIBOR	3.500%	2/25/27	Ba3	544,408
2,876	Uber Technologies, Inc., Term Loan B, First Lien	5.075%	3-Month LIBOR	3.500%	4/04/25	Ba3	2,834,303
2,166	XPO Logistics, Inc., Term Loan B	3.548%	1-Month LIBOR	1.750%	2/24/25	Baa3	2,120,714
11,907	Total Road & Rail						11,562,823

	Semiconductors & Semiconductor Equipment – 0.6% (0.4% of Total Investments)

6,468	Bright Bidco B.V., Term Loan B, (DD1)	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	2,548,860
733	Entegris, Inc., Term Loan B	5.597%	3-Month LIBOR	3.000%	7/06/29	Baa3	725,516
7,201	Total Semiconductors & Semiconductor Equipment						3,274,376

	Software – 15.7% (9.6% of Total Investments)

1,308	Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	1,269,197
1,177	Avaya, Inc., Term Loan	12.481%	SOFR90A	10.000%	12/15/27	BB-	747,395
3,599	Banff Merger Sub Inc, Term Loan	6.122%	1-Month LIBOR	3.750%	10/02/25	B2	3,474,805
917	Camelot U.S. Acquisition LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	10/31/26	B1	896,594
662	CCC Intelligent Solutions Inc., Term Loan B	4.500%	3-Month LIBOR	2.250%	9/21/28	B1	645,342
2,740	CDK Global, Inc., Term Loan B	6.610%	SOFR90A	4.500%	6/09/29	B+	2,668,774
2,172	Ceridian HCM Holding Inc., Term Loan B	4.166%	1-Month LIBOR	2.500%	4/30/25	B+	2,105,295
3,000	DTI Holdco, Inc., Term Loan	7.327%	SOFR90A	4.750%	4/21/29	B2	2,821,875
526	Dynatrace LLC, Term Loan, First Lien	4.622%	1-Month LIBOR	2.250%	8/23/25	BB+	522,465
7,339	Epicor Software Corporation, Term Loan	5.622%	1-Month LIBOR	3.250%	7/31/27	B2	7,016,132
4,812	Finastra USA, Inc., Term Loan, First Lien, (DD1)	6.871%	3-Month LIBOR	3.500%	6/13/24	B+	4,508,799
4,582	Greeneden U.S. Holdings II, LLC, Term Loan B4	6.372%	1-Month LIBOR	4.000%	12/01/27	B2	4,483,443
672	Greenway Health, LLC, Term Loan, First Lien	5.250%	3-Month LIBOR	3.750%	2/16/24	B-	610,282
5,486	Informatica LLC, Term Loan B	5.125%	1-Month LIBOR	2.750%	10/14/28	BB-	5,359,408
860	iQor US Inc., Second Out Term Loan	9.872%	1-Month LIBOR	7.500%	11/19/25	CCC+	702,033
2,097	MA FinanceCo., LLC, Term Loan B	5.915%	3-Month LIBOR	4.250%	6/05/25	BB+	1,850,424
1,266	Magenta Buyer LLC, Term Loan, First Lien	7.050%	3-Month LIBOR	4.750%	7/27/28	BB-	1,206,998
2,816	McAfee, LLC, Term Loan B	5.699%	1-Month LIBOR + CME Term SOFR 1 Week	4.000%	2/03/29	BB+	2,699,012
6,000	Nortonlifelock Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB-	5,855,640
1,986	Polaris Newco LLC, Term Loan B	6.372%	1-Month LIBOR	4.000%	6/04/28	B2	1,892,171
494	Project Ruby Ultimate Parent Corp., Term Loan	5.622%	1-Month LIBOR	3.250%	3/10/28	B	473,126
2,330	Proofpoint, Inc., Term Loan, First Lien	4.825%	3-Month LIBOR	3.250%	8/31/28	BB-	2,243,221
633	RealPage, Inc, Term Loan, First Lien	5.372%	1-Month LIBOR	3.000%	4/22/28	B+	610,807
5,870	Seattle Spinco, Inc., Term Loan B3	5.122%	1-Month LIBOR	2.750%	6/21/24	BB+	5,474,205
4,700	Seattle Spinco, Inc., Term Loan B5	6.253%	SOFR30A	4.000%	1/14/27	BB+	4,124,645
2,883	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	2,785,692
1,209	SS&C European Holdings Sarl, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	1,183,764
1,489	SS&C Technologies Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	1,458,219
353	SS&C Technologies Inc., Term Loan B6	4.677%	SOFR30A	2.250%	3/22/29	BB+	344,628
505	SS&C Technologies Inc., Term Loan B7	4.677%	SOFR30A	2.250%	3/22/29	BB+	493,507
1,627	Tibco Software Inc., Term Loan B3	6.130%	1-Month LIBOR	3.750%	7/03/26	B+	1,618,595
1,921	Ultimate Software Group Inc (The), Term Loan	5.535%	3-Month LIBOR	3.250%	5/03/26	B1	1,867,040
973	Ultimate Software Group Inc (The), Term Loan B	6.122%	1-Month LIBOR	3.750%	5/03/26	B1	948,188
1,489	Vision Solutions, Inc., Term Loan	6.783%	3-Month LIBOR	4.000%	5/28/28	B2	1,383,049
4,463	Zelis Healthcare Corporation, Term Loan	5.213%	1-Month LIBOR	3.500%	9/30/26	B	4,359,619
3,071	ZoomInfo LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	2/01/26	BB+	3,044,960
88,027	Total Software						83,749,349

	Specialty Retail – 4.2% (2.6% of Total Investments)

1,185	Academy, Ltd., Term Loan	5.463%	1-Month LIBOR	3.750%	11/06/27	BB-	1,146,488
1,838	Avis Budget Car Rental, LLC, Term Loan B, (DD1)	4.130%	1-Month LIBOR	1.750%	8/06/27	BB+	1,737,260
1,547	Avis Budget Car Rental, LLC, Term Loan C, (DD1)	5.927%	SOFR30A	3.500%	3/15/29	BB+	1,519,805
509	Driven Holdings, LLC, Term Loan B	3.517%	3-Month LIBOR	3.000%	12/17/28	B2	493,463

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Specialty Retail (continued)

$1,748	Jo-Ann Stores, Inc., Term Loan B1	7.516%	3-Month LIBOR	4.750%	6/30/28	B-	$1,190,670
2,192	LBM Acquisition LLC, Term Loan B	5.416%	1-Week LIBOR	3.750%	12/18/27	B+	1,890,630
755	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	730,221
9,316	PetSmart, Inc., Term Loan B	6.120%	1-Month LIBOR	3.750%	2/12/28	BB-	9,003,398
2,977	Restoration Hardware, Inc., Term Loan B	4.872%	1-Month LIBOR	2.500%	10/15/28	BB	2,705,431
532	SRS Distribution Inc., Term Loan	6.177%	SOFR90A	3.500%	6/04/28	B2	508,815
766	Staples, Inc., Term Loan	6.286%	3-Month LIBOR	5.000%	4/12/26	B	667,053
1,025	Wand NewCo 3, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	2/05/26	B2	986,601
24,390	Total Specialty Retail						22,579,835

	Technology Hardware, Storage & Peripherals – 0.1% (0.1% of Total Investments)

778	NCR Corporation, Term Loan	5.310%	3-Month LIBOR	2.500%	8/28/26	BB+	761,794

	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)

1,930	Birkenstock GmbH & Co. KG, Term Loan B	5.098%	6-Month LIBOR	3.250%	4/28/28	BB-	1,811,327
380	New Trojan Parent, Inc., Term Loan, First Lien	5.386%	1-Month LIBOR	3.250%	1/06/28	B	339,384
274	Samsonite International S.A., Term Loan B2	5.372%	1-Month LIBOR	3.000%	4/25/25	N/R	267,400
2,584	Total Textiles, Apparel & Luxury Goods						2,418,111

	Trading Companies & Distributors – 0.8% (0.5% of Total Investments)

2,254	Core & Main LP, Term Loan B	4.800%	3-Month LIBOR	2.500%	6/10/28	Ba3	2,182,735
1,461	Resideo Funding Inc., Term Loan	4.175%	1 + 3-Month LIBOR	2.250%	2/12/28	BBB-	1,429,829
935	Univar Solutions USA Inc., Term Loan B6	4.122%	1-Month LIBOR	1.750%	6/03/28	BBB-	919,509
4,650	Total Trading Companies & Distributors						4,532,073

	Transportation Infrastructure – 0.8% (0.5% of Total Investments)

2,086	Brown Group Holding, LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	4/22/28	B+	2,012,492
1,050	Brown Group Holding, LLC, Term Loan B2	6.327%	SOFR30A	3.750%	6/09/29	B+	1,030,859
1,343	KKR Apple Bidco, LLC, Term Loan	5.122%	1-Month LIBOR	2.750%	9/23/28	B+	1,297,915
4,479	Total Transportation Infrastructure						4,341,266

	Wireless Telecommunication Services – 1.3% (0.8% of Total Investments)

1,188	GOGO Intermediate Holdings LLC, Term Loan B	6.556%	3-Month LIBOR	3.750%	4/30/28	B+	1,161,567
4,820	Intelsat Jackson Holdings S.A., Term Loan B, (DD1) (5)	4.920%	SOFR180A	4.250%	1/27/29	BB-	4,569,229
993	MetroNet Systems Holdings, LLC, Term Loan, First Lien	5.694%	1-Month LIBOR + SOFR30A	3.750%	6/02/28	B	950,570
7,001	Total Wireless Telecommunication Services						6,681,366
$779,448	Total Variable Rate Senior Loan Interests (cost $765,897,813)						727,604,181

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 17.8% (10.9% of Total Investments)

	Airlines – 0.3% (0.2% of Total Investments)

$762	United Airlines Inc, 144A			4.375%	4/15/26	Ba1	$731,520
1,006	United Airlines Inc, 144A			4.625%	4/15/29	Ba1	926,778
1,768	Total Airlines						1,658,298

	Auto Components – 0.9% (0.5% of Total Investments)

2,740	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	BB-	2,562,421
2,025	Adient US LLC, 144A			9.000%	4/15/25	BB+	2,085,750
4,765	Total Auto Components						4,648,171

	Chemicals – 0.2% (0.2% of Total Investments)

1,425	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B+	1,275,375

	Commercial Services & Supplies – 1.0% (0.6% of Total Investments)

2,000	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			6.250%	1/15/28	B-	1,833,360
1,453	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			5.750%	4/15/26	BB-	1,476,640
2,000	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB-	1,824,040
5,453	Total Commercial Services & Supplies						5,134,040

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Communications Equipment – 1.2% (0.7% of Total Investments)

$9,150	Avaya Inc, 144A	6.125%	9/15/28	BB-	$4,298,030
1,500	Commscope Inc, 144A	8.250%	3/01/27	CCC+	1,305,000
1,000	CommScope Technologies LLC, 144A	5.000%	3/15/27	CCC+	822,185
11,650	Total Communications Equipment				6,425,215

	Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

845	Frontier Communications Holdings LLC, 144A	5.000%	5/01/28	BB+	794,080
1,000	Frontier Communications Holdings LLC	5.875%	11/01/29	CCC+	840,000
3,905	Frontier Communications Holdings LLC, 144A	5.875%	10/15/27	BB+	3,846,972
5,750	Total Diversified Telecommunication Services				5,481,052

	Electric Utilities – 0.0% (0.0% of Total Investments)

4,250	Bruce Mansfield Unit 1 2007 Pass Through Trust (5)	6.850%	6/01/34	N/R	5,313

	Electronic Equipment, Instruments & Components – 0.4% (0.3% of Total Investments)

2,557	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	2,390,795

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

1,000	Weatherford International Ltd, 144A	8.625%	4/30/30	B-	904,300

	Entertainment – 1.1% (0.7% of Total Investments)

6,257	AMC Entertainment Holdings Inc, 144A (cash 10.000%, PIK 12.000%)	10.000%	6/15/26	CCC-	4,949,975
2,625	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	577,500
3,950	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC-	365,375
12,832	Total Entertainment				5,892,850

	Health Care Providers & Services – 2.4% (1.5% of Total Investments)

720	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	BB-	687,600
375	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	BB-	356,250
165	HCA Inc	5.375%	2/01/25	BBB-	168,304
5,350	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	4,748,125
4,035	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	3,113,406
1,750	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	1,192,832
762	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB-	750,494
1,365	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,380,930
171	Tenet Healthcare Corp	4.625%	7/15/24	BB-	170,868
14,693	Total Health Care Providers & Services				12,568,809

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

764	1011778 BC ULC / New Red Finance Inc, 144A	3.500%	2/15/29	BB+	695,989
1,261	1011778 BC ULC / New Red Finance Inc, 144A	4.000%	10/15/30	B+	1,097,070
1,006	Caesars Entertainment Inc, 144A	6.250%	7/01/25	B1	1,003,485
762	Life Time Inc, 144A	5.750%	1/15/26	B	716,295
3,793	Total Hotels, Restaurants & Leisure				3,512,839

	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)

2,492	Talen Energy Supply LLC, 144A (5)	7.625%	6/01/28	N/R	2,470,253

	Insurance – 0.1% (0.0% of Total Investments)

395	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	368,168

	Interactive Media & Services – 0.4% (0.3% of Total Investments)

2,796	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B+	2,310,816

	IT Services – 0.3% (0.2% of Total Investments)

1,490	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	1,375,404

	Media – 2.3% (1.4% of Total Investments)

625	Clear Channel Outdoor Holdings Inc, 144A	7.500%	6/01/29	CCC	503,125
1,250	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	1,005,400
3,554	CSC Holdings LLC, 144A	3.375%	2/15/31	BB	2,843,200
3,080	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB-	2,815,736

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$1,481	iHeartCommunications Inc	8.375%	5/01/27	B-	$1,337,429
7	iHeartCommunications Inc	6.375%	5/01/26	BB-	6,741
1,751	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	BB+	1,570,489
2,535	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	2,260,738
14,283	Total Media				12,342,858

	Metals & Mining – 0.2% (0.1% of Total Investments)

1,220	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B+	1,162,050

	Oil, Gas & Consumable Fuels – 3.4% (2.1% of Total Investments)

1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	861,330
4,200	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	4,179,000
1,480	Citgo Petroleum Corp, 144A	7.000%	6/15/25	BB	1,457,726
900	Gulfport Energy Corp, 144A	8.000%	5/17/26	BB-	904,347
762	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	737,955
1,275	Laredo Petroleum Inc	9.500%	1/15/25	B	1,306,314
1,050	Matador Resources Co	5.875%	9/15/26	BB-	1,068,375
762	MEG Energy Corp, 144A	5.875%	2/01/29	BB-	723,900
3,970	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB-	3,626,873
350	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	274,648
350	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	327,092
350	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	264,211
2,625	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	BB-	2,382,188
242	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB-	238,714
19,316	Total Oil, Gas & Consumable Fuels				18,352,673

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

831	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	C	54,015
329	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	Caa2	265,118
1,160	Total Pharmaceuticals				319,133

	Software – 0.2% (0.1% of Total Investments)

1,200	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	1,053,570

	Specialty Retail – 0.6% (0.3% of Total Investments)

2,245	Hertz Corp/The, 144A	4.625%	12/01/26	B+	1,998,050
750	PetSmart Inc / PetSmart Finance Corp, 144A	4.750%	2/15/28	BB-	711,735
300	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	B3	288,816
3,295	Total Specialty Retail				2,998,601

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

2,545	Vmed O2 UK Financing I PLC, 144A	4.250%	1/31/31	BB+	2,229,140
$120,128	Total Corporate Bonds (cost $106,531,704)				94,879,723

Shares	Description (1)				Value

	COMMON STOCKS – 3.7% (2.3% of Total Investments)

	Banks – 0.0% (0.0% of Total Investments)

30,335	iQor US Inc (8), (9)				$121,340

	Construction & Engineering – 0.0% (0.0% of Total Investments)

3,055	TNT Crane & Rigging Inc (8), (9)				764
1,723	TNT Crane & Rigging Inc (8), (9)				24,122
	Total Construction & Engineering				24,886

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

18,448	Cengage Learning Holdings II Inc (8), (9)				257,350

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)				Value

	Diversified Telecommunication Services – 0.1% (0.1% of Total Investments)

24,553	Windstream Services PE LLC (8), (9)				$374,434
18,781	Windstream Services PE LLC (8), (9)				286,410
	Total Diversified Telecommunication Services				660,844

	Energy Equipment & Services – 1.7% (1.1% of Total Investments)

79,375	Quarternorth Energy Holding Inc (8), (9)				8,579,088
83,230	Transocean Ltd (9)				281,317
7,777	Vantage Drilling International (8), (9)				115,683
	Total Energy Equipment & Services				8,976,088

	Entertainment – 0.0% (0.0% of Total Investments)

26,045	Metro-Goldwyn-Mayer Inc (8), (9)				110,483

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

64,762	Millennium Health LLC (7), (9)				2,977
68,990	Millennium Health LLC (7), (9)				10,076
	Total Health Care Providers & Services				13,053

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

138,556	24 Hour Fitness Worldwide Inc (8), (9)				103,917
291,314	24 Hour Fitness Worldwide Inc (8), (9)				85,355
	Total Hotels, Restaurants & Leisure				189,272

	Independent Power and Renewable Electricity Producers – 1.2% (0.7% of Total Investments)

91,757	Energy Harbor Corp (8), (9), (10)				6,322,057

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

17,539	Catalina Marketing Corp (8), (9)				3,718

	Marine – 0.0% (0.0% of Total Investments)

860	ACBL HLDG CORP (8), (9)				16,340

	Media – 0.0% (0.0% of Total Investments)

8	Cumulus Media Inc, Class A (9)				63
1,973,746	Hibu plc (8), (9)				9,869
	Total Media				9,932

	Multiline Retail – 0.0% (0.0% of Total Investments)

274	PEABODYENERGY WTS (8), (9)				2,398

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

9,955	California Resources Corp				446,581
17,975	Chord Energy Corp				2,305,114
	Total Oil, Gas & Consumable Fuels				2,751,695

	Professional Services – 0.1% (0.1% of Total Investments)

103,578	Skillsoft Corp (9)				397,740
	Total Common Stocks (cost $30,674,692)				19,857,196

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 2.2% (1.4% of Total Investments)

$500	Battalion CLO XI Ltd (3-Month LIBOR reference rate + 6.850% spread), (11)	8.034%	4/24/34	Ba3	$444,506
1,000	CIFC Funding 2019-I Ltd (3-Month LIBOR reference rate + 6.830% spread), (11)	7.893%	4/20/32	Ba3	897,135
1,200	Dryden 50 Senior Loan Fund (3-Month LIBOR reference rate + 6.260% spread), (11)	8.772%	7/15/30	Ba3	1,062,638
2,000	Flatiron CLO 19 Ltd (3-Month LIBOR reference rate + 6.100% spread), (11)	9.022%	11/16/34	BB-	1,740,658
1,250	Gilbert Park CLO Ltd (3-Month LIBOR reference rate + 6.400% spread), (11)	8.912%	10/15/30	Ba3	1,115,829
500	Goldentree Loan Opportunities IX Ltd (3-Month LIBOR reference rate + 5.660% spread), (11)	8.466%	10/29/29	BB-	443,986
1,000	KKR CLO 30 Ltd (3-Month LIBOR reference rate + 6.400% spread), (11)	9.140%	10/17/31	Ba3	864,074

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES (continued)

$500	Magnetite XXVII Ltd (3-Month LIBOR reference rate + 6.000% spread), (11)	8.710%	10/20/34	Ba3	$447,376
600	Neuberger Berman Loan Advisers CLO 28 Ltd (3-Month LIBOR reference rate + 5.600% spread), (11)	8.310%	4/20/30	BB-	523,153
1,500	Neuberger Berman Loan Advisers CLO 48 Ltd (CME Term SOFR 3 Month reference rate + 3.200% spread), (11)	0.000%	4/25/36	BBB-	1,386,380
1,667	Rockford Tower CLO 2017-3 Ltd (3-Month LIBOR reference rate + 5.750% spread), (11)	6.813%	10/20/30	Ba3	1,444,755
1,700	TICP CLO I-2 LTD (3-Month LIBOR reference rate + 5.770% spread), (11)	6.984%	4/26/28	B1	1,568,111
$13,417	Total Asset-Backed and Mortgage-Backed Securities (cost $13,066,841)				11,938,601

Shares	Description (1)				Value

	WARRANTS – 0.8% (0.5% of Total Investments)

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

35,665	Quarternorth Energy Holding Inc (8)				$3,854,780
26,231	Quarternorth Energy Holding Inc (8)				196,732
50,519	Quarternorth Energy Holding Inc (8)				227,336
	Total Energy Equipment & Services				4,278,848

	Entertainment – 0.0% (0.0% of Total Investments)

224,650	Cineworld Warrant (8)				23,139

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

20,464	American Commercial Barge Line LLC (8)				7,429

	Marine – 0.0% (0.0% of Total Investments)

3,363	ACBL HLDG CORP (8)				81,274
2,558	ACBL HLDG CORP (8)				108,715
904	ACBL HLDG CORP (8)				17,176
26,904	American Commercial Barge Line LLC (8)				8,071
	Total Marine				215,236

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

439	California Resources Corp				6,409

	Software – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corp (8)				588

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

3	Intelsat SA/Luxembourg (8)				2
	Total Warrants (cost $2,903,491)				4,531,651

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

21,483	Riverbed Technology Inc (8)	0.000%		N/R	$85,932

	Marine – 0.1% (0.1% of Total Investments)

3,642	ACBL HLDG CORP (8)	0.000%		N/R	154,785
3,200	ACBL HLDG CORP (8)	0.000%		N/R	77,334
	Total Marine				232,119
	Total Convertible Preferred Securities (cost $568,614)				318,051
	Total Long-Term Investments (cost $919,643,155)				859,129,403

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.6%(1.0% of Total Investments)

	INVESTMENT COMPANIES – 1.6% (1.0% of Total Investments)

8,891,025	BlackRock Liquidity Funds T-Fund Portfolio	1.953% (12)	$8,891,025
	Total Short-Term Investments (cost $8,891,025)		8,891,025
	Total Investments (cost $928,534,180) – 162.4%		868,020,428
	Borrowings – (43.7)% (13), (14)		(233,400,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (18.6)% (15)		(99,384,451)
	Other Assets Less Liabilities – (0.1)%		(843,540)
	Net Assets Applicable to Common Shares – 100%		$534,392,437

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 26.9%.

(14)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.4%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR 180A	180 Day Average Secured Overnight Financing Rate

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.3% (98.4% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 135.7% (83.3% of Total Investments) (2)

	Aerospace & Defense – 1.6% (1.0% of Total Investments)

$2,084	Sequa Mezzanine Holdings L.L.C., Term Loan, (cash 6.750%, PIK 1.000%)	8.303%	3-Month LIBOR	6.750%	7/31/23	B–	$2,080,604
1,856	TransDigm, Inc., Term Loan E, (DD1)	4.622%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,808,477
1,247	TransDigm, Inc., Term Loan F	4.622%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,213,536
1,040	TransDigm, Inc., Term Loan G	4.622%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,021,471
6,227	Total Aerospace & Defense						6,124,088

	Airlines – 2.7% (1.7% of Total Investments)

1,967	AAdvantage Loyalty IP Ltd., Term Loan, (DD1)	7.460%	3-Month LIBOR	4.750%	4/20/28	Ba2	1,942,696
257	American Airlines, Inc., Term Loan	2.840%	6-Month LIBOR	2.000%	12/14/23	Ba3	252,928
930	American Airlines, Inc., Term Loan, First Lien	4.122%	1-Month LIBOR	1.750%	1/29/27	Ba3	852,075
2,465	Kestrel Bidco Inc., Term Loan B, (DD1)	5.030%	3-Month LIBOR	3.000%	12/11/26	BB–	2,175,201
1,035	Mileage Plus Holdings LLC, Term Loan B, (DD1)	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	1,045,350
1,900	SkyMiles IP Ltd., Term Loan B	6.460%	3-Month LIBOR	3.750%	10/20/27	Baa1	1,924,225
2,222	United Airlines, Inc., Term Loan B	6.533%	1-Month LIBOR	3.750%	4/21/28	Ba1	2,147,720
10,776	Total Airlines						10,340,195

	Auto Components – 1.2% (0.7% of Total Investments)

613	Adient US LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/08/28	BB+	595,674
2,028	Clarios Global LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/30/26	B1	1,959,134
85	DexKo Global Inc., Term Loan	5.402%	1-Month LIBOR	3.750%	10/04/28	B1	76,658
444	DexKo Global Inc., Term Loan B	5.982%	3-Month LIBOR	3.750%	10/04/28	B1	402,454
1,347	Superior Industries International, Inc., Term Loan B, First Lien	6.372%	1-Month LIBOR	4.000%	5/23/24	Ba3	1,310,739
4,517	Total Auto Components						4,344,659

	Beverages – 2.0% (1.2% of Total Investments)

1,074	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	1,013,257
824	City Brewing Company, LLC, Term Loan	5.298%	3-Month LIBOR	3.500%	4/05/28	B	720,803
1,750	Naked Juice LLC, Term Loan	5.541%	SOFR30A	3.250%	1/20/29	Ba3	1,676,719
404	Naked Juice LLC, Term Loan, Second Lien	8.154%	3-Month LIBOR	6.000%	1/20/30	B3	373,365
2,000	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,930,000
2,076	Triton Water Holdings, Inc, Term Loan	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	1,849,958
8,128	Total Beverages						7,564,102

	Biotechnology – 0.8% (0.5% of Total Investments)

3,122	Grifols Worldwide Operations USA, Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	11/15/27	BB+	2,993,518

	Building Products – 2.0% (1.3% of Total Investments)

2,681	Chamberlain Group Inc, Term Loan B	5.872%	1-Month LIBOR	3.500%	10/22/28	B+	2,504,652
1,777	Cornerstone Building Brands, Inc., Term Loan B	5.249%	1-Month LIBOR	3.250%	4/12/28	B	1,523,562
73	Griffon Corporation, Term Loan B	5.107%	SOFR30A	2.750%	1/19/29	BB	71,777
2,782	Quikrete Holdings, Inc., Term Loan, First Lien	4.997%	1-Month LIBOR	2.625%	1/31/27	Ba2	2,636,472
667	Standard Industries Inc., Term Loan B	3.788%	6-Month LIBOR	2.500%	9/22/28	BBB–	656,817
318	Zurn Holdings, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	10/04/28	Ba3	314,276
8,298	Total Building Products						7,707,556

	Capital Markets – 0.7% (0.5% of Total Investments)

877	Advisor Group, Inc., Term Loan	6.872%	1-Month LIBOR	4.500%	7/31/26	B2	848,709
2,307	Astra Acquisition Corp., Term Loan, First Lien	7.622%	1-Month LIBOR	5.250%	10/22/28	BB–	1,964,580
3,184	Total Capital Markets						2,813,289

	Chemicals – 1.4% (0.9% of Total Investments)

560	ASP Unifrax Holdings Inc, Term Loan B	6.000%	3-Month LIBOR	3.750%	12/12/25	BB	513,660
1,458	Atotech B.V., Term Loan B	4.872%	1-Month LIBOR	2.500%	3/18/28	B+	1,448,094
782	Diamond (BC) B.V., Term Loan B	5.339%	1 + 3-Month LIBOR	2.750%	9/29/28	Ba3	748,637

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals (continued)

$709	INEOS Styrolution US Holding LLC, Term Loan B	5.122%	1-Month LIBOR	2.750%	1/29/26	BB+	$675,026
857	Ineos US Finance LLC, Term Loan B	4.593%	2-Month LIBOR	2.000%	3/31/24	BBB–	837,031
164	Kraton Corporation, Term Loan	5.109%	CME Term SOFR 3 Month	3.250%	3/15/29	BB	161,758
796	PMHC II, Inc., Term Loan B	6.977%	SOFR90A	4.250%	2/03/29	B–	691,272
340	Trinseo Materials Operating SCA, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	321,650
5,666	Total Chemicals						5,397,128

	Commercial Services & Supplies – 3.0% (1.8% of Total Investments)

1,170	Amentum Government Services Holdings LLC, Term Loan	5.19%	SOFR180A	4.000%	2/07/29	B1	1,138,919
497	Anticimex International AB, Term Loan B1	5.098%	3-Month LIBOR	3.500%	11/16/28	B	481,122
998	Covanta Holding Corporation, Term Loan B	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	977,989
75	Covanta Holding Corporation, Term Loan C	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	73,441
721	Garda World Security Corporation, Term Loan B	6.470%	1-Month LIBOR	4.250%	10/30/26	BB+	684,446
2,659	GFL Environmental Inc., Term Loan	5.806%	3-Month LIBOR	3.000%	5/30/25	N/R	2,641,569
744	Herman Miller, Inc, Term Loan B	3.688%	1-Month LIBOR	2.000%	7/19/28	BBB–	705,481
2,722	Intrado Corporation, Term Loan	6.372%	1-Month LIBOR	4.000%	10/10/24	B2	2,282,808
549	Prime Security Services Borrower, LLC, Term Loan	5.165%	6-Month LIBOR	2.750%	9/23/26	BB–	535,322
403	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	0.035%	7/31/27	B+	390,281
590	West Corporation, Term Loan B1	5.872%	1-Month LIBOR	3.500%	10/10/24	B2	496,620
858	WIN Waste Innovations Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	3/25/28	B+	835,692
11,986	Total Commercial Services & Supplies						11,243,690

	Communications Equipment – 2.6% (1.6% of Total Investments)

1,647	CommScope, Inc., Term Loan B	5.622%	1-Month LIBOR	3.250%	4/04/26	B1	1,554,081
1,975	Delta TopCo, Inc., Term Loan B	5.836%	3-Month LIBOR	0.038%	12/01/27	B2	1,869,900
3,440	Maxar Technologies Ltd., Term Loan B	6.677%	SOFR30A	4.250%	6/09/29	B	3,303,484
2,686	MLN US HoldCo LLC, Term Loan, First Lien	6.307%	1-Month LIBOR	0.045%	11/30/25	B3	1,746,887
1,725	Riverbed Technology, Inc., Exit Term Loan (5)	4.815%	3-Month LIBOR	6.000%	12/07/26	Caa1	822,226
500	ViaSat, Inc., Term Loan	6.941%	SOFR30A	4.500%	3/04/29	BB+	468,750
11,973	Total Communications Equipment						9,765,328

	Construction & Engineering – 0.9% (0.6% of Total Investments)

814	Aegion Corporation, Term Loan	6.906%	1-Month LIBOR	4.750%	5/17/28	B	735,517
512	Brand Energy & Infrastructure Services, Inc., Term Loan	6.79%	3-Month LIBOR	4.250%	6/21/24	B–	469,089
994	Centuri Group, Inc, Term Loan B	3.560%	3-Month LIBOR	0.025%	8/27/28	Ba2	960,704
1,010	Osmose Utilities Services, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	6/22/28	B	943,046
380	Pike Corporation, Term Loan B	5.380%	1-Month LIBOR	3.000%	1/21/28	Ba3	370,297
3,710	Total Construction & Engineering						3,478,653

	Consumer Finance – 0.7% (0.4% of Total Investments)

2,727	Fleetcor Technologies Operating Company, LLC, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/30/28	BB+	2,667,212

	Containers & Packaging – 1.9% (1.1% of Total Investments)

1,761	Berry Global, Inc., Term Loan Z	4.178%	1-Month LIBOR	1.750%	7/01/26	BBB–	1,733,994
1,084	Charter NEX US, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	12/01/27	B	1,043,801
715	Clydesdale Acquisition Holdings Inc, Term Loan B	6.602%	SOFR30A	4.250%	3/30/29	B	688,838
89	Klockner-Pentaplast of America, Inc., Term Loan B	5.554%	6-Month LIBOR	4.750%	2/09/26	B	79,490
893	Reynolds Group Holdings Inc. , Term Loan B	5.872%	1-Month LIBOR	3.500%	9/24/28	B+	866,774
524	Reynolds Group Holdings Inc. , Term Loan B2	5.622%	1-Month LIBOR	3.250%	2/05/26	B+	509,974
2,246	TricorBraun Holdings, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	3/03/28	B2	2,134,589
7,312	Total Containers & Packaging						7,057,460

	Diversified Consumer Services – 0.4% (0.2% of Total Investments)

588	GT Polaris, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	9/24/27	BB–	560,155
987	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B–	914,519
1,575	Total Diversified Consumer Services						1,474,674

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services – 1.6% (1.0% of Total Investments)

$247	Avaya, Inc., Term Loan B2	5.999%	1-Month LIBOR	4.000%	12/15/27	BB–	$127,486
1,708	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	3.876%	1-Month LIBOR	1.750%	1/15/25	Baa2	1,676,860
3,234	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	3.626%	1-Month LIBOR	1.500%	2/12/27	Baa2	3,122,751
1,483	Ditech Holding Corp, Term Loan (5)	0.000%	N/A	N/A	12/19/22	N/R	177,936
800	Trans Union, LLC, Term Loan B6	4.622%	1-Month LIBOR	2.250%	12/01/28	BBB–	782,946
7,472	Total Diversified Financial Services						5,887,979

	Diversified Telecommunication Services – 3.9% (2.4% of Total Investments)

1,224	Altice France S.A., Term Loan B12	6.200%	3-Month LIBOR	3.688%	1/31/26	B	1,158,434
3,756	Altice France S.A., Term Loan B13	5.411%	3-Month LIBOR	4.000%	8/14/26	B	3,581,524
4,847	CenturyLink, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	3/15/27	BBB–	4,629,346
776	Cincinnati Bell, Inc., Term Loan B2	5.677%	SOFR30A	3.250%	11/23/28	B+	758,032
1,066	Connect Finco Sarl, Term Loan B	5.880%	1-Month LIBOR	3.500%	12/12/26	B+	1,029,596
755	Cyxtera DC Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	729,691
2,839	Frontier Communications Corp., Term Loan B	6.063%	3-Month LIBOR	3.750%	10/08/27	BB+	2,721,114
15,263	Total Diversified Telecommunication Services						14,607,737

	Electric Utilities – 0.4% (0.3% of Total Investments)

853	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB–	837,998
735	Pacific Gas & Electric Company, Term Loan	5.375%	1-Month LIBOR	3.000%	6/23/25	BB	711,800
1,588	Total Electric Utilities						1,549,798

	Electronic Equipment, Instruments & Components – 1.3% (0.8% of Total Investments)

1,375	II-VI Incorporated, Term Loan B	4.463%	3-Month LIBOR	2.750%	7/01/29	BBB–	1,341,766
1,941	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	1,908,869
1,322	TTM Technologies, Inc., Term Loan	4.213%	1-Month LIBOR	2.500%	9/28/24	BB+	1,320,389
299	Vertiv Group Corporation, Term Loan B	4.548%	1-Month LIBOR	2.750%	3/02/27	BB–	285,719
4,937	Total Electronic Equipment, Instruments & Components						4,856,743

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

118	Petroleum Geo-Services ASA, Term Loan	9.794%	1 + 3-Month LIBOR	7.500%	3/19/24	N/R	111,034

	Entertainment – 2.1% (1.3% of Total Investments)

1,556	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	4.872%	1-Month LIBOR	3.000%	4/22/26	B–	1,354,638
3,667	Crown Finance US, Inc., Term Loan	4.000%	3-Month LIBOR	2.500%	2/28/25	CCC	2,372,867
383	Crown Finance US, Inc., Term Loan	4.250%	3-Month LIBOR	2.750%	9/20/26	CCC	235,998
301	Crown Finance US, Inc., Term Loan B1	7.625%	6-Month LIBOR	7.625%	5/23/24	B–	314,789
430	Diamond Sports Group, LLC, Term Loan	9.786%	1-Month LIBOR	8.000%	5/19/26	B	409,434
1,079	Diamond Sports Group, LLC, Term Loan, Second Lien	5.036%	SOFR30A	3.250%	8/24/26	CCC+	219,704
490	Lions Gate Capital Holdings LLC, Term Loan B	4.622%	1-Month LIBOR	2.250%	3/24/25	Ba2	476,039
733	Springer Nature Deutschland GmbH, Term Loan B18	3.804%	3-Month LIBOR	3.250%	8/14/26	BB+	717,131
757	Univision Communications Inc., Term Loan C5	5.122%	1-Month LIBOR	2.750%	3/15/24	B+	751,135
1,105	Virgin Media Bristol LLC, Term Loan Q	5.249%	1-Month LIBOR	3.250%	1/31/29	BB+	1,092,768
10,501	Total Entertainment						7,944,503

	Food & Staples Retailing – 0.7% (0.4% of Total Investments)

769	American Seafoods Group LLC, Term Loan, First Lien	4.310%	3-Month LIBOR	2.750%	8/21/23	BB–	755,032
1,214	US Foods, Inc., Term Loan B	4.325%	3-Month LIBOR	0.028%	11/22/28	BB	1,190,763
598	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	584,009
2,581	Total Food & Staples Retailing						2,529,804

	Food Products – 1.0% (0.6% of Total Investments)

748	CHG PPC Parent LLC, Term Loan	5.375%	1-Month LIBOR	3.000%	12/08/28	B1	722,876
765	Froneri International Ltd., Term Loan	4.622%	1-Month LIBOR	2.250%	1/31/27	B+	735,559
471	H Food Holdings LLC, Term Loan B	5.354%	1-Month LIBOR	3.688%	5/31/25	B2	426,281
44	H Food Holdings LLC, Term Loan B3	6.666%	1-Month LIBOR	5.000%	5/31/25	B2	40,661
1,000	Sycamore Buyer LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	976,880

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Food Products (continued)

$773	UTZ Quality Foods, LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	1/20/28	B1	$752,126
3,801	Total Food Products						3,654,383

	Health Care Equipment & Supplies – 4.4% (2.7% of Total Investments)

3,690	Bausch & Lomb, Inc., Term Loan, (DD1)	4.549%	SOFR30A	3.250%	5/05/27	BB+	3,508,581
2,013	Carestream Health, Inc., Term Loan	9.500%	3-Month LIBOR	6.750%	5/08/23	B1	2,003,071
412	Embecta Corp, Term Loan B	5.054%	SOFR90A	3.000%	1/27/29	Ba3	402,483
663	ICU Medical, Inc., Term Loan B	4.604%	SOFR90A	2.650%	12/14/28	BBB–	644,101
495	Insulet Corporation, Term Loan B	5.622%	1-Month LIBOR	3.250%	5/04/28	Ba3	485,927
7,966	Medline Borrower, LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	10/21/28	BB–	7,627,478
1,670	Viant Medical Holdings, Inc., Term Loan, First Lien	6.122%	1-Month LIBOR	3.750%	7/02/25	B3	1,551,547
674	Vyaire Medical, Inc., Term Loan B	7.035%	3-Month LIBOR	4.750%	4/30/25	Caa1	499,380
17,583	Total Health Care Equipment & Supplies						16,722,568

	Health Care Providers & Services – 12.0% (7.4% of Total Investments)

460	ADMI Corp., Term Loan B2	5.747%	1-Month LIBOR	3.375%	12/23/27	B	426,466
2,233	AHP Health Partners, Inc., Term Loan B	5.872%	1-Month LIBOR	3.500%	8/23/28	B1	2,114,490
4,942	Change Healthcare Holdings LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	3/01/24	B+	4,892,968
840	DaVita, Inc. , Term Loan B, (DD1)	4.122%	1-Month LIBOR	1.750%	8/12/26	BBB–	797,601
239	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	230,892
110	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	106,566
1,198	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB–	1,165,477
298	Global Medical Response, Inc., Term Loan	6.622%	1-Month LIBOR	4.250%	3/14/25	B	285,219
2,697	Global Medical Response, Inc., Term Loan B	5.963%	3-Month LIBOR	4.250%	10/02/25	B	2,584,822
3,707	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	3,648,433
303	MED ParentCo LP, Term Loan, First Lien	6.622%	1-Month LIBOR	4.250%	8/31/26	B2	269,854
1,078	National Mentor Holdings, Inc., Term Loan (DD1)	6.070%	1 + 3-Month LIBOR	3.750%	3/02/28	B–	921,169
18	National Mentor Holdings, Inc., Term Loan C	6.010%	3-Month LIBOR	3.750%	3/02/28	B–	15,740
1,302	Onex TSG Intermediate Corp., Term Loan B	7.122%	1-Month LIBOR	4.750%	2/26/28	B	1,191,193
6,493	Parexel International Corporation, Term Loan, First Lien, (DD1)	4.916%	1-Month LIBOR	3.250%	11/15/28	B1	6,341,577
1,750	Phoenix Guarantor Inc, Term Loan B	5.622%	1-Month LIBOR	3.250%	3/05/26	B1	1,686,135
1,481	Phoenix Guarantor Inc, Term Loan B3	5.759%	1-Month LIBOR	3.500%	3/05/26	B1	1,430,540
178	Quorum Health Corporation, Term Loan (5)	10.598%	3-Month LIBOR	6.500%	4/29/25	B–	115,875
5,416	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	11/16/25	B1	5,129,411
3,474	Select Medical Corporation, Term Loan B	4.880%	1-Month LIBOR	2.500%	3/06/25	Ba2	3,404,956
5,054	Surgery Center Holdings, Inc., Term Loan, (DD1)	5.630%	1-Month LIBOR	3.750%	8/31/26	B1	4,867,080
1,472	Team Health Holdings, Inc., Term Loan B	7.577%	SOFR30A	5.250%	2/17/27	B	1,215,766
692	Team Health Holdings, Inc., Term Loan, First Lien	5.122%	1-Month LIBOR	2.750%	2/06/24	B	623,171
1,881	US Radiology Specialists, Inc., Term Loan	7.563%	3-Month LIBOR	5.250%	12/15/27	B–	1,770,772
47,316	Total Health Care Providers & Services						45,236,173

	Health Care Technology – 1.0% (0.6% of Total Investments)

217	Athenahealth, Inc., Term Loan (6)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	207,835
1,128	Athenahealth, Inc., Term Loan B	5.653%	SOFR30A	3.500%	1/27/29	B+	1,078,039
2,751	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	7.375%	3-Month LIBOR	8.000%	8/05/23	Caa1	2,403,915
4,096	Total Health Care Technology						3,689,789

	Hotels, Restaurants & Leisure – 21.7% (13.3% of Total Investments)

367	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 0.220%, PIK 5.000%)	7.232%	3-Month LIBOR	5.000%	12/29/25	CCC–	123,330
155	24 Hour Fitness Worldwide, Inc., Exit Term Loan	15.912%	3-Month LIBOR	14.000%	9/29/26	Caa3	152,183
1,399	Alterra Mountain Company, Term Loan	5.872%	1-Month LIBOR	3.500%	8/17/28	B	1,354,906
1,740	Alterra Mountain Company, Term Loan B1	5.122%	1-Month LIBOR	2.750%	7/31/24	B	1,696,620
743	Aramark Services, Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	3/11/25	BB+	723,862
15,013	B.C. Unlimited Liability Company, Term Loan B4	4.122%	1-Month LIBOR	1.750%	11/19/26	BB+	14,590,639
7,554	Caesars Resort Collection, LLC, Term Loan B, First Lien	5.122%	1-Month LIBOR	2.750%	12/22/24	B+	7,404,276
712	Caesars Resort Collection, LLC, Term Loan B1	5.872%	1-Month LIBOR	3.500%	7/20/25	B+	699,249
1,685	Carnival Corporation, Term Loan B, (DD1)	5.877%	6-Month LIBOR	3.000%	6/30/25	Ba2	1,613,178

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$989	Carnival Corporation, Term Loan B	6.127%	6-Month LIBOR	3.250%	10/18/28	Ba2	$920,348
2,019	Churchill Downs Incorporated, Term Loan B1, (DD1)	4.380%	1-Month LIBOR	2.000%	3/17/28	BBB–	1,946,070
4,325	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	3,994,497
868	Crown Finance US, Inc., Term Loan, (6), (DD1)	4.838%	3-Month LIBOR	2.750%	5/31/23	CCC+	662,575
555	Crown Finance US, Inc., Term Loan B1, (cash 7.132%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	615,239
7,579	Delta 2 (LUX) S.a.r.l., Term Loan	4.872%	1-Month LIBOR	2.500%	2/01/24	BB–	7,519,886
3,311	Equinox Holdings, Inc., Term Loan, First Lien	5.250%	3-Month LIBOR	3.000%	3/08/24	CCC	2,401,653
5,039	Fertitta Entertainment, LLC, Term Loan B	6.327%	SOFR30A	4.000%	1/27/29	B	4,819,183
929	Four Seasons Hotels Limited, Term Loan, First Lien	4.372%	1-Month LIBOR	2.000%	11/30/23	BB+	924,946
1,985	Hilton Grand Vacations Borrower LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	8/02/28	BB+	1,950,511
3,720	Hilton Worldwide Finance, LLC, Term Loan B2	3.964%	1-Month LIBOR	1.750%	6/21/26	BBB–	3,669,634
3,053	IRB Holding Corp, Term Loan B	4.874%	SOFR30A	3.150%	12/15/27	B+	2,936,704
1,111	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	1,098,101
1,047	NASCAR Holdings, Inc, Term Loan B, (DD1)	4.872%	1-Month LIBOR	2.500%	10/18/26	BBB–	1,033,252
861	PCI Gaming Authority, Term Loan	4.872%	1-Month LIBOR	2.500%	5/31/26	BBB–	838,898
776	Penn National Gaming, Inc., Term Loan B	5.177%	SOFR30A	2.750%	4/20/29	BB	761,210
875	Scientific Games Holdings LP, Term Loan B	5.617%	3-Month LIBOR	3.500%	2/04/29	BB–	838,565
2,922	Scientific Games International, Inc., Term Loan	5.044%	SOFR30A	3.000%	4/07/29	BB	2,862,347
1,489	SeaWorld Parks & Entertainment, Inc., Term Loan B	5.375%	1-Month LIBOR	3.000%	8/25/28	BB–	1,424,079
5,781	Stars Group Holdings B.V. (The), Term Loan, (DD1)	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB	5,680,601
2,162	Station Casinos LLC, Term Loan B	4.630%	1-Month LIBOR	2.250%	2/08/27	BB–	2,109,236
1,492	Twin River Worldwide Holdings, Inc., Term Loan B	5.048%	1-Month LIBOR	3.250%	10/01/28	BB+	1,419,278
1,976	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	5.130%	1-Month LIBOR	2.750%	5/16/25	B	1,901,271
1,072	Wyndham Hotels & Resorts, Inc., Term Loan B	4.122%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,061,217
85,304	Total Hotels, Restaurants & Leisure						81,747,544

	Household Durables – 0.9% (0.6% of Total Investments)

306	AI Aqua Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	289,641
69	AI Aqua Merger Sub Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	65,827
1,800	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	5.436%	1-Month LIBOR	4.000%	7/30/28	B3	1,704,150
1,346	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B–	896,150
57	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B	55,733
653	Weber-Stephen Products LLC, Term Loan B, (DD1)	5.622%	1-Month LIBOR	3.250%	10/30/27	CCC+	535,925
4,231	Total Household Durables						3,547,426

	Household Products – 0.2% (0.1% of Total Investments)

168	Illuminate Merger Sub Corp., Term Loan	6.377%	6-Month LIBOR	3.500%	5/16/28	B1	149,045
430	Reynolds Consumer Products LLC, Term Loan	4.122%	1-Month LIBOR	1.750%	2/04/27	BBB–	420,750
598	Total Household Products						569,795

	Independent Power And Renewable Electricity Prod – 0.2% (0.1% of Total Investments)

884	Vistra Operations Company LLC, Term Loan B3, First Lien	4.014%	1-Month LIBOR	1.750%	12/31/25	BBB–	869,803

	Insurance – 4.3% (2.6% of Total Investments)

3,486	Acrisure, LLC, Term Loan B	5.872%	1-Month LIBOR	3.500%	2/15/27	B	3,324,955
2,503	Alliant Holdings Intermediate, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	5/10/25	B	2,426,825
496	Alliant Holdings Intermediate, LLC, Term Loan B4	5.656%	1-Month LIBOR	3.500%	11/12/27	B	480,509
2,097	Asurion LLC, Term Loan B4, Second Lien	7.622%	1-Month LIBOR	5.250%	1/15/29	B	1,808,138
627	Asurion LLC, Term Loan B6	5.497%	1-Month LIBOR	3.125%	11/03/23	Ba3	618,464
2,888	Asurion LLC, Term Loan B8	5.622%	1-Month LIBOR	3.250%	12/23/26	Ba3	2,723,143
686	Asurion LLC, Term Loan B9	5.622%	1-Month LIBOR	3.250%	7/31/27	Ba3	647,489
744	Broadstreet Partners, Inc., Term Loan B2	5.622%	1-Month LIBOR	3.250%	1/27/27	B1	716,461
2,136	Hub International Limited, Term Loan B	5.657%	3-Month LIBOR	3.000%	4/25/25	B	2,088,134
991	Hub International Limited, Term Loan B	5.255%	2 + 3-Month LIBOR	3.250%	4/25/25	B	972,762

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance (continued)

$491	Ryan Specialty Group, LLC, Term Loan	5.427%	SOFR30A	3.000%	9/01/27	BB–	$479,376
17,145	Total Insurance						16,286,256

	Interactive Media & Services – 0.9% (0.5% of Total Investments)

3,645	Rackspace Technology Global, Inc., Term Loan B	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	3,359,232

	Internet & Direct Marketing Retail – 0.7% (0.4% of Total Investments)

1,975	CNT Holdings I Corp, Term Loan	5.372%	1-Month LIBOR	3.500%	11/08/27	B	1,919,601
120	Medical Solutions Holdings, Inc., Term Loan (6)	5.543%	3-Month LIBOR	3.500%	11/01/23	B1	115,950
645	Medical Solutions Holdings, Inc., Term Loan, First Lien	6.377%	3-Month LIBOR	3.500%	11/01/28	B1	623,159
2,740	Total Internet & Direct Marketing Retail						2,658,710

	IT Services – 4.4% (2.7% of Total Investments)

1,598	Ahead DB Holdings, LLC, Term Loan B	6.010%	3-Month LIBOR	3.750%	10/16/27	B+	1,554,486
218	iQor US Inc., Exit Term Loan	9.872%	1-Month LIBOR	7.500%	9/15/27	B1	217,491
970	Peraton Corp., Term Loan B	6.122%	1-Month LIBOR	3.750%	2/01/28	BB–	944,771
1,167	Perforce Software, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	7/01/26	B2	1,065,248
3,810	Sabre GLBL Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	2/22/24	Ba3	3,719,248
3,281	Syniverse Holdings, Inc., Term Loan	8.286%	CME Term SOFR 3 Month	7.000%	5/10/29	B–	2,946,973
1,465	Tempo Acquisition LLC, Term Loan B	5.327%	SOFR30A	3.000%	8/31/28	BB–	1,438,920
3,925	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 3.500%, PIK 6.500%)	3.750%	3-Month LIBOR	1.500%	2/28/25	B–	3,828,301
963	WEX Inc., Term Loan	4.622%	1-Month LIBOR	2.250%	4/01/28	Ba2	946,528
17,397	Total IT Services						16,661,966

	Leisure Products – 0.3% (0.2% of Total Investments)

475	Hayward Industries, Inc., Term Loan	4.872%	1-Month LIBOR	2.500%	5/28/28	BB	455,572
624	SRAM, LLC , Term Loan B	5.363%	1 + 3-Month LIBOR	2.750%	5/18/28	BB–	601,511
1,099	Total Leisure Products						1,057,083

	Life Sciences Tools & Services – 0.6% (0.4% of Total Investments)

612	Avantor Funding, Inc., Term Loan B5	4.622%	1-Month LIBOR	2.250%	11/06/27	BB+	601,733
655	Curia Global, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	8/30/26	B	634,026
923	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	908,699
2,190	Total Life Sciences Tools & Services						2,144,458

	Machinery – 2.6% (1.6% of Total Investments)

1,930	AI Alpine AT Bidco GmbH, Term Loan B	5.306%	3-Month LIBOR	2.750%	11/06/25	B	1,804,550
2,750	Ali Group North America Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	2,700,734
974	Alliance Laundry Systems LLC, Term Loan B	5.955%	1-Month LIBOR	3.500%	10/08/27	B	948,224
1,698	Gardner Denver, Inc., Term Loan B2	4.177%	1-Month LIBOR	1.750%	2/28/27	BB+	1,671,071
1,475	Gates Global LLC, Term Loan B3	4.872%	1-Month LIBOR	2.500%	3/31/27	Ba3	1,425,866
625	Grinding Media Inc., Term Loan B	4.796%	3-Month LIBOR	4.000%	10/12/28	B	586,195
743	Madison IAQ LLC, Term Loan	4.524%	6-Month LIBOR	3.250%	6/21/28	B1	708,293
10,195	Total Machinery						9,844,933

	Marine – 0.5% (0.3% of Total Investments)

2,028	HGIM Corp., Exit Term Loan, (DD1)	9.750%	Prime	6.000%	7/02/23	CCC+	1,924,129

	Media – 12.7% (7.8% of Total Investments)

1,665	ABG Intermediate Holdings 2 LLC, Term Loan B1	5.927%	SOFR30A	3.750%	12/21/28	B1	1,609,847
320	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	8.427%	SOFR30A	6.000%	12/20/29	CCC+	294,800
408	Altice Financing SA, Term Loan, First Lien	5.262%	3-Month LIBOR	2.750%	1/31/26	B	386,387
1,238	Cable One, Inc., Term Loan B4	4.372%	1-Month LIBOR	2.000%	5/03/28	BB+	1,193,878
2,571	Cengage Learning, Inc., Term Loan B	7.814%	3-Month LIBOR	4.750%	7/14/26	B	2,363,669
2,687	Charter Communications Operating, LLC, Term Loan B2	4.130%	1-Month LIBOR	1.750%	2/01/27	BBB–	2,607,261

Principal Amount (000)		Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

		Media (continued)

$452		Checkout Holding Corp., Term Loan	9.872%	1-Month LIBOR	7.500%	2/15/23	N/R	$380,812
861		Checkout Holding Corp., Term Loan, (cash 2.000, PIK 9.500%)	6.436%	1-Month LIBOR	1.000%	8/15/23	N/R	302,521
8,016		Clear Channel Outdoor Holdings, Inc., Term Loan B	6.089%	1 + 3-Month LIBOR	3.500%	8/21/26	B1	7,335,074
4,961		CSC Holdings, LLC, Term Loan	4.249%	1-Month LIBOR	2.250%	1/15/26	BB	4,807,935
2,899		CSC Holdings, LLC, Term Loan B1	4.249%	1-Month LIBOR	2.250%	7/17/25	BB	2,810,617
2,781		CSC Holdings, LLC, Term Loan B5	4.499%	1-Month LIBOR	2.500%	4/15/27	BB	2,678,359
357		Cumulus Media New Holdings Inc., Term Loan B	4.750%	6-Month LIBOR	3.750%	3/31/26	B	342,914
5,257		DirecTV Financing, LLC, Term Loan	7.372%	1-Month LIBOR	5.000%	8/02/27	BBB–	4,982,787
626		Dotdash Meredith Inc, Term Loan B	5.699%	1-Month LIBOR	4.000%	12/01/28	BB–	568,487
726		E.W. Scripps Company (The), Term Loan B2	4.935%	1-Month LIBOR	2.563%	5/01/26	BB	706,914
637		Gray Television, Inc., Term Loan C	4.213%	1-Month LIBOR	2.500%	1/02/26	BB+	622,295
4,703		iHeartCommunications, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	5/01/26	BB–	4,464,094
418		LCPR Loan Financing LLC, Term Loan B	5.749%	1-Month LIBOR	3.750%	10/15/28	BB+	409,125
1,747		McGraw-Hill Global Education Holdings, LLC, Term Loan	5.554%	6-Month LIBOR	4.750%	7/30/28	BB+	1,661,644
411		Mission Broadcasting, Inc., Term Loan B	4.213%	1-Month LIBOR	2.500%	6/03/28	BBB–	400,408
617		Nexstar Broadcasting, Inc., Term Loan B4	4.872%	1-Month LIBOR	2.750%	9/19/26	BBB–	611,333
323		Outfront Media Capital LLC, Term Loan B	4.122%	1-Month LIBOR	1.750%	11/18/26	Ba1	312,099
286		Radiate Holdco, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	9/25/26	B1	271,276
171		Red Ventures, LLC, Term Loan B2	4.872%	1-Month LIBOR	2.500%	11/08/24	BB+	166,321
875		Sinclair Television Group Inc., Term Loan B2B	4.880%	1-Month LIBOR	2.500%	9/30/26	Ba2	817,265
162		Virgin Media Bristol LLC, Term Loan N	4.499%	1-Month LIBOR	2.500%	1/31/28	BB+	158,321
891		WideOpenWest Finance LLC, Term Loan B	5.153%	SOFR30A	3.000%	12/20/28	BB	876,771
3,728		Ziggo Financing Partnership, Term Loan I	4.499%	1-Month LIBOR	2.500%	4/30/28	BB	3,639,616
50,794		Total Media						47,782,830

		Multiline Retail – 0.2% (0.1% of Total Investments)

1,467		Belk, Inc., Term Loan, (cash 5.000%, PIK 8.000%)	13.000%	3-Month LIBOR	13.000%	7/31/25	CCC–	556,820
313		Belk, Inc., Term Loan	9.006%	3-Month LIBOR	7.500%	7/31/25	B–	281,966
1,780		Total Multiline Retail						838,786

		Oil, Gas & Consumable Fuels – 2.8% (1.7% of Total Investments)

854		BCP Renaissance Parent LLC, Term Loan B3	5.554%	SOFR30A	3.500%	11/01/24	B+	833,597
621		Buckeye Partners, L.P., Term Loan B	3.916%	1-Month LIBOR	2.250%	11/01/26	BBB–	610,271
370		EG America LLC, Term Loan	6.250%	3-Month LIBOR	4.000%	2/05/25	B–	351,483
2,049		Freeport LNG Investments, LLLP, Term Loan A, (DD1)	4.000%	3-Month LIBOR	3.500%	12/21/28	N/R	1,936,701
—	(7)	Freeport LNG Investments, LLLP, Term Loan B	6.210%	3-Month LIBOR	3.500%	12/21/28	B+	274
2,561		Gulf Finance, LLC, Term Loan	8.835%	1-Month LIBOR	6.750%	8/25/26	B	1,960,488
2,323		QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	10.372%	1-Month LIBOR	8.000%	8/27/26	B	2,314,733
1,159		TransMontaigne Operating Company L.P., Term Loan B	5.659%	1-Month LIBOR	3.500%	11/05/28	BB	1,116,738
1,503		Traverse Midstream Partners LLC, Term Loan	5.950%	SOFR90A	4.250%	9/27/24	B+	1,484,067
11,440		Total Oil, Gas & Consumable Fuels						10,608,352

		Personal Products – 0.8% (0.5% of Total Investments)

744		Conair Holdings, LLC, Term Loan B	6.000%	3-Month LIBOR	3.750%	5/17/28	B–	635,510
31		Coty Inc., Term Loan B	4.057%	1-Month LIBOR	2.250%	4/05/25	BB–	29,620
1		Kronos Acquisition Holdings Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/22/26	B2	599
3,670		Revlon Consumer Products Corporation, Term Loan B, (DD1) (5), (8)	5.576%	6-Month LIBOR	3.500%	9/07/23	N/R	2,516,630
4,446		Total Personal Products						3,182,359

		Pharmaceuticals – 3.6% (2.2% of Total Investments)

1,576		Bausch Health Companies Inc., Term Loan B	7.174%	SOFR30A	5.250%	1/27/27	BB	1,331,219
605		Catalent Pharma Solutions Inc., Term Loan B3	4.250%	1-Month LIBOR	2.000%	2/22/28	BBB–	597,729
801		Elanco Animal Health Incorporated, Term Loan B	3.463%	1-Month LIBOR	1.750%	8/01/27	BBB–	776,888
6,422		Jazz Financing Lux S.a.r.l., Term Loan	5.872%	1-Month LIBOR	3.500%	5/05/28	BB+	6,288,140
2,037		Mallinckrodt International Finance S.A., Term Loan B, (DD1) (5)	6.246%	3-Month LIBOR	5.250%	9/24/24	B	1,741,460

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)

$612	Mallinckrodt International Finance S.A., Term Loan B (5)	6.911%	3-Month LIBOR	5.500%	2/24/25	B	$506,103
1,862	Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	1,835,492
664	Perrigo Investments, LLC, Term Loan B	2.835%	SOFR90A + CME Term SOFR 3 Month	2.500%	4/05/29	Baa3	655,700
14,579	Total Pharmaceuticals						13,732,731

	Professional Services – 2.0% (1.2% of Total Investments)

471	CHG Healthcare Services Inc., Term Loan	4.916%	6-Month LIBOR	3.250%	9/30/28	B1	458,683
780	Creative Artists Agency, LLC , Term Loan B	6.122%	1-Month LIBOR	3.750%	11/26/26	B	766,978
2,149	Dun & Bradstreet Corporation (The), Term Loan	4.874%	1-Month LIBOR	3.250%	2/08/26	BB+	2,096,732
965	EAB Global, Inc., Term Loan	6.089%	1 + 3-Month LIBOR	3.500%	8/16/28	B2	923,441
748	Physician Partners LLC, Term Loan	6.427%	SOFR30A	4.000%	2/01/29	B	707,599
315	R1 RCM Inc, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	311,850
2,235	Verscend Holding Corp., Term Loan B	6.372%	1-Month LIBOR	4.000%	8/27/25	BB–	2,181,408
7,663	Total Professional Services						7,446,691

	Real Estate Management & Development – 0.2% (0.1% of Total Investments)

675	Cushman & Wakefield PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	655,111

	Road & Rail – 2.1% (1.3% of Total Investments)

1,259	First Student Bidco Inc, Term Loan B	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	1,175,180
468	First Student Bidco Inc, Term Loan C	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	436,566
1,459	Genesee & Wyoming Inc. (New), Term Loan	4.250%	3-Month LIBOR	0.020%	12/30/26	BB+	1,436,699
886	Hertz Corporation, (The), Term Loan B	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	853,602
169	Hertz Corporation, (The), Term Loan C	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	162,921
553	Uber Technologies, Inc., Term Loan B, First Lien	5.075%	3-Month LIBOR	3.500%	2/25/27	Ba3	544,408
2,013	Uber Technologies, Inc., Term Loan B, First Lien	5.075%	3-Month LIBOR	3.500%	4/04/25	Ba3	1,983,870
1,444	XPO Logistics, Inc., Term Loan B	3.548%	1-Month LIBOR	1.750%	2/24/25	Baa3	1,413,809
8,251	Total Road & Rail						8,007,055

	Semiconductors & Semiconductor Equipment – 0.6% (0.4% of Total Investments)

4,689	Bright Bidco B.V., Term Loan B, (DD1)	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	1,847,855
371	Entegris, Inc., Term Loan B	5.597%	3-Month LIBOR	3.000%	7/06/29	Baa3	367,212
5,060	Total Semiconductors & Semiconductor Equipment						2,215,067

	Software – 15.6% (9.6% of Total Investments)

981	Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	951,897
787	Avaya, Inc., Term Loan	12.481%	TBD	10.000%	12/15/27	BB–	499,745
2,760	Banff Merger Sub Inc, Term Loan	6.122%	1-Month LIBOR	3.750%	10/02/25	B2	2,665,079
643	Camelot U.S. Acquisition LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	10/31/26	B1	629,523
492	Camelot U.S. Acquisition LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	10/31/26	B1	481,419
413	CCC Intelligent Solutions Inc., Term Loan B	4.500%	3-Month LIBOR	2.250%	9/21/28	B1	402,732
1,930	CDK Global, Inc., Term Loan B	6.610%	SOFR90A	4.500%	6/09/29	B+	1,879,830
1,026	Ceridian HCM Holding Inc., Term Loan B	4.166%	1-Month LIBOR	2.500%	4/30/25	B+	995,056
2,000	DTI Holdco, Inc., Term Loan	7.327%	SOFR30A	4.750%	4/21/29	B2	1,881,250
412	Dynatrace LLC, Term Loan, First Lien	4.622%	1-Month LIBOR	2.250%	8/23/25	BB+	409,450
4,235	Epicor Software Corporation, Term Loan	5.622%	1-Month LIBOR	3.250%	7/31/27	B2	4,048,759
3,322	Finastra USA, Inc., Term Loan, First Lien, (DD1)	6.871%	3-Month LIBOR	3.500%	6/13/24	B+	3,112,093
3,086	Greeneden U.S. Holdings II, LLC, Term Loan B4	6.372%	1-Month LIBOR	4.000%	12/01/27	B2	3,019,752
425	Greenway Health, LLC, Term Loan, First Lien	5.250%	3-Month LIBOR	3.750%	2/16/24	B–	385,674
3,741	Informatica LLC, Term Loan B	5.125%	1-Month LIBOR	2.750%	10/14/28	BB–	3,654,142
602	iQor US Inc., Second Out Term Loan	9.872%	1-Month LIBOR	7.500%	11/19/25	CCC+	491,423
1,251	MA FinanceCo., LLC, Term Loan B	5.915%	3-Month LIBOR	4.250%	6/05/25	BB+	1,104,361
950	Magenta Buyer LLC, Term Loan, First Lien	6.230%	3-Month LIBOR	5.000%	7/27/28	BB–	905,487
2,095	McAfee, LLC, Term Loan B	5.699%	1-Month LIBOR + CME Term SOFR 1 Week	4.000%	2/03/29	BB+	2,007,724
4,300	Nortonlifelock Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	4,196,542
1,192	Polaris Newco LLC, Term Loan B	6.372%	1-Month LIBOR	4.000%	6/04/28	B2	1,135,303
395	Project Ruby Ultimate Parent Corp., Term Loan	5.622%	1-Month LIBOR	3.250%	3/10/28	B	378,501
1,473	Proofpoint, Inc., Term Loan, First Lien	4.825%	3-Month LIBOR	3.250%	8/31/28	BB–	1,418,018
444	RealPage, Inc, Term Loan, First Lien	5.372%	1-Month LIBOR	3.250%	4/22/28	B+	428,153
4,255	Seattle Spinco, Inc., Term Loan B3	5.122%	1-Month LIBOR	2.750%	6/21/24	BB+	3,967,806

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$3,407	Seattle Spinco, Inc., Term Loan B5	6.253%	SOFR30A	4.000%	1/14/27	BB+	$2,989,620
1,716	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	1,657,955
1,030	SS&C European Holdings Sarl, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	1,008,897
1,269	SS&C Technologies Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	1,242,810
257	SS&C Technologies Inc., Term Loan B6	4.677%	SOFR30A	2.250%	3/22/29	BB+	250,639
368	SS&C Technologies Inc., Term Loan B7	4.677%	SOFR30A	2.250%	3/22/29	BB+	358,914
1,000	Tibco Software Inc., Term Loan B3	9.622%	1-Month LIBOR	7.250%	3/04/28	CCC+	995,000
1,147	Tibco Software Inc., Term Loan B3	6.130%	1-Month LIBOR	3.750%	7/03/26	B+	1,140,860
1,496	Ultimate Software Group Inc (The), Term Loan	5.535%	3-Month LIBOR	3.250%	5/03/26	B1	1,453,767
729	Ultimate Software Group Inc (The), Term Loan B	6.122%	1-Month LIBOR	3.750%	5/03/26	B1	711,141
993	Vision Solutions, Inc., Term Loan	6.783%	3-Month LIBOR	4.000%	5/28/28	B2	922,033
3,211	Zelis Healthcare Corporation, Term Loan	5.213%	1-Month LIBOR	3.500%	9/30/26	B	3,136,249
2,151	ZoomInfo LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	2/01/26	BB+	2,133,352
61,984	Total Software						59,050,956

	Specialty Retail – 4.1% (2.5% of Total Investments)

852	Academy, Ltd., Term Loan	5.463%	1-Month LIBOR	3.750%	11/06/27	BB–	824,038
1,308	Avis Budget Car Rental, LLC, Term Loan B, (DD1)	4.130%	1-Month LIBOR	1.750%	8/06/27	BB+	1,236,818
1,083	Avis Budget Car Rental, LLC, Term Loan C, (DD1)	5.927%	1-Month LIBOR	3.500%	3/15/29	BB+	1,063,863
339	Driven Holdings, LLC, Term Loan B	3.517%	3-Month LIBOR	3.000%	12/17/28	B2	328,975
1,227	Jo-Ann Stores, Inc., Term Loan B1	7.516%	3-Month LIBOR	4.750%	6/30/28	B–	835,557
1,547	LBM Acquisition LLC, Term Loan B	5.416%	1-Month LIBOR	3.750%	12/18/27	B+	1,334,360
431	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	416,993
6,504	PetSmart, Inc., Term Loan B	6.120%	3-Month LIBOR	3.750%	2/12/28	BB–	6,286,113
1,861	Restoration Hardware, Inc., Term Loan B	4.872%	1-Month LIBOR	2.500%	10/15/28	BB	1,690,894
353	SRS Distribution Inc., Term Loan	6.177%	SOFR90A	3.500%	6/04/28	B2	337,625
540	Staples, Inc., Term Loan	6.286%	3-Month LIBOR	5.000%	4/12/26	B	470,358
769	Wand NewCo 3, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	2/05/26	B2	739,951
16,814	Total Specialty Retail						15,565,545

	Technology Hardware, Storage & Peripherals – 0.2% (0.1% of Total Investments)

583	NCR Corporation, Term Loan	5.310%	3-Month LIBOR	0.025%	8/28/26	BB+	571,346

	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)

1,358	Birkenstock GmbH & Co. KG, Term Loan B	5.098%	6-Month LIBOR	3.250%	4/28/28	BB–	1,275,085
266	New Trojan Parent, Inc., Term Loan, First Lien	5.386%	1-Month LIBOR	3.250%	1/06/28	B	237,655
192	Samsonite International S.A., Term Loan B2	5.372%	1-Month LIBOR	4.500%	4/25/25	N/R	187,362
1,816	Total Textiles, Apparel & Luxury Goods						1,700,102

	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

992	Core & Main LP, Term Loan B	4.800%	1-Month LIBOR	2.500%	6/10/28	Ba3	961,177
1,027	Resideo Funding Inc., Term Loan	4.000%	1 + 3-Month LIBOR	0.000%	2/12/28	BBB–	1,004,745
2,019	Total Trading Companies & Distributors						1,965,922

	Transportation Infrastructure – 0.9% (0.5% of Total Investments)

750	Brown Group Holding, LLC, Term Loan B2	6.327%	SOFR30A	3.750%	6/09/29	B+	736,327
1,622	Brown Group Holding, LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	4/22/28	B+	1,565,272
1,095	KKR Apple Bidco, LLC, Term Loan	5.122%	1-Month LIBOR	3.000%	9/23/28	B+	1,057,561
3,467	Total Transportation Infrastructure						3,359,160

	Wireless Telecommunication Services – 1.4% (0.9% of Total Investments)

990	GOGO Intermediate Holdings LLC, Term Loan B	6.556%	3-Month LIBOR	3.750%	4/30/28	B+	967,972
3,781	Intelsat Jackson Holdings S.A., Term Loan B, (DD1)	4.920%	SOFR180A	4.250%	1/27/29	BB–	3,584,222
742	MetroNet Systems Holdings, LLC, Term Loan, First Lien	5.695%	SOFR30A	3.750%	6/02/28	B	710,377
5,513	Total Wireless Telecommunication Services						5,262,571
$548,797	Total Variable Rate Senior Loan Interests (cost $539,477,198)						512,377,982

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 18.1% (11.1% of Total Investments)

		Airlines – 0.3% (0.2% of Total Investments)

$534		United Airlines Inc, 144A	4.375%	4/15/26	Ba1	$512,640
706		United Airlines Inc, 144A	4.625%	4/15/29	Ba1	650,403
1,240		Total Airlines				1,163,043

		Auto Components – 0.9% (0.5% of Total Investments)

1,925		Adient Global Holdings Ltd, 144A	4.875%	8/15/26	BB–	1,800,241
1,425		Adient US LLC, 144A	9.000%	4/15/25	BB+	1,467,750
3,350		Total Auto Components				3,267,991

		Chemicals – 0.2% (0.1% of Total Investments)

950		Rayonier AM Products Inc, 144A	7.625%	1/15/26	B+	850,250

		Commercial Services & Supplies – 1.0% (0.6% of Total Investments)

1,019		Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.750%	4/15/26	BB–	1,035,579
1,500		Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	1,368,030
1,363		Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	1,249,435
3,882		Total Commercial Services & Supplies				3,653,044

		Communications Equipment – 1.2% (0.7% of Total Investments)

6,413		Avaya Inc, 144A	6.125%	9/15/28	BB–	3,012,379
1,125		Commscope Inc, 144A	8.250%	3/01/27	CCC+	978,750
600		CommScope Technologies LLC, 144A	5.000%	3/15/27	CCC+	493,311
8,138		Total Communications Equipment				4,484,440

		Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

595		Frontier Communications Holdings LLC, 144A	5.000%	5/01/28	BB+	559,145
700		Frontier Communications Holdings LLC	5.875%	11/01/29	CCC+	588,000
2,734		Frontier Communications Holdings LLC, 144A	5.875%	10/15/27	BB+	2,693,373
4,029		Total Diversified Telecommunication Services				3,840,518

		Electric Utilities – 0.0% (0.0% of Total Investments)

2,980		Bruce Mansfield Unit 1 2007 Pass Through Trust (5)	6.850%	6/01/34	N/R	3,725
—	(7)	Pacific Gas and Electric Co	4.500%	7/01/40	BBB–	1
2,980		Total Electric Utilities				3,726

		Electronic Equipment, Instruments & Components – 0.4% (0.3% of Total Investments)

1,739		Imola Merger Corp, 144A	4.750%	5/15/29	BB+	1,625,965

		Energy Equipment & Services – 0.2% (0.1% of Total Investments)

700		Weatherford International Ltd, 144A	8.625%	4/30/30	B–	633,010

		Entertainment – 1.1% (0.7% of Total Investments)

4,457		AMC Entertainment Holdings Inc, (cash 10.000%, PIK 12.000%), 144A	10.000%	6/15/26	CCC–	3,525,977
1,880		Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	413,600
2,750		Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	254,375
9,087		Total Entertainment				4,193,952

		Health Care Providers & Services – 2.8% (1.7% of Total Investments)

505		CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	BB–	482,275
225		CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	BB–	213,750
120		HCA Inc	5.375%	2/01/25	BBB–	122,403
3,600		Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	3,195,000
2,894		LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	2,233,010
1,225		Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	834,983
534		Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	525,937
1,940		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	1,891,500
1,060		Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,072,370
121		Tenet Healthcare Corp	4.625%	7/15/24	BB–	120,907
12,224		Total Health Care Providers & Services				10,692,135

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

$536	1011778 BC ULC / New Red Finance Inc, 144A	3.500%	2/15/29	BB+	$488,285
858	1011778 BC ULC / New Red Finance Inc, 144A	4.000%	10/15/30	B+	746,460
706	Caesars Entertainment Inc, 144A	6.250%	7/01/25	B1	704,235
534	Life Time Inc, 144A	5.750%	1/15/26	B	501,971
2,634	Total Hotels, Restaurants & Leisure				2,440,951

	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)

1,746	Talen Energy Supply LLC, 144A (5)	7.625%	6/01/28	N/R	1,730,763

	Insurance – 0.1% (0.1% of Total Investments)

280	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	260,980

	Interactive Media & Services – 0.4% (0.3% of Total Investments)

1,960	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B+	1,619,885

	IT Services – 0.2% (0.2% of Total Investments)

1,005	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	927,705

	Media – 2.4% (1.5% of Total Investments)

950	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	764,104
450	Clear Channel Outdoor Holdings Inc, 144A	7.500%	6/01/29	CCC	362,250
2,539	CSC Holdings LLC, 144A	3.375%	2/15/31	BB	2,031,200
1,127	iHeartCommunications Inc	8.375%	5/01/27	B–	1,017,004
2,465	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	2,253,503
6	iHeartCommunications Inc	6.375%	5/01/26	BB–	6,127
1,225	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	BB+	1,098,715
1,790	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	1,596,340
10,552	Total Media				9,129,243

	Metals & Mining – 0.2% (0.1% of Total Investments)

855	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B+	814,388

	Oil, Gas & Consumable Fuels – 3.3% (2.0% of Total Investments)

700	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	602,931
2,935	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	2,920,325
1,040	Citgo Petroleum Corp, 144A	7.000%	6/15/25	BB	1,024,348
600	Gulfport Energy Corp, 144A	8.000%	5/17/26	BB–	602,898
534	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	517,150
850	Laredo Petroleum Inc	9.500%	1/15/25	B	870,876
650	Matador Resources Co	5.875%	9/15/26	BB–	661,375
534	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	507,300
2,768	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	2,528,762
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	233,637
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	188,722
250	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	196,178
1,500	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	BB–	1,361,250
182	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB–	179,528
13,043	Total Oil, Gas & Consumable Fuels				12,395,280

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

582	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	C	37,830
230	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	Caa2	185,341
812	Total Pharmaceuticals				223,171

	Software – 0.2% (0.1% of Total Investments)

950	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	834,076

	Specialty Retail – 0.6% (0.3% of Total Investments)

1,570	Hertz Corp/The, 144A	4.625%	12/01/26	B+	1,397,300
522	PetSmart Inc / PetSmart Finance Corp, 144A	4.750%	2/15/28	BB–	495,368
200	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	B3	192,544
2,292	Total Specialty Retail				2,085,212

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

$1,780	Vmed O2 UK Financing I PLC, 144A	4.250%	1/31/31	BB+	$1,559,084
$86,228	Total Corporate Bonds (cost $76,892,554)				68,428,812

Shares	Description (1)				Value

	COMMON STOCKS – 3.7% (2.3% of Total Investments)

	Banks – 0.0% (0.0% of Total Investments)

21,193	iQor US Inc (9), (10)				$84,772

	Construction & Engineering – 0.0% (0.0% of Total Investments)

2,336	TNT Crane & Rigging Inc (9), (10)				584
1,318	TNT Crane & Rigging Inc (9), (10)				18,452
	Total Construction & Engineering				19,036

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

16,910	Cengage Learning Holdings II Inc (9), (10)				235,895

	Diversified Telecommunication Services – 0.1% (0.1% of Total Investments)

16,271	Windstream Services PE LLC (9), (10)				248,133
5,616	Windstream Services PE LLC (9), (10)				85,644
	Total Diversified Telecommunication Services				333,777

	Energy Equipment & Services – 1.7% (1.1% of Total Investments)

56,185	Quarternorth Energy Holding Inc (9), (10)				6,072,643
63,862	Transocean Ltd (10)				215,854
7,266	Vantage Drilling International (9), (10)				108,082
	Total Energy Equipment & Services				6,396,579

	Entertainment – 0.0% (0.0% of Total Investments)

23,363	Metro-Goldwyn-Mayer Inc (9), (10)				99,106

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

50,560	Millennium Health LLC (8), (10)				7,384
47,462	Millennium Health LLC (8), (10)				2,182
	Total Health Care Providers & Services				9,566

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

83,129	24 Hour Fitness Worldwide Inc (9), (10)				62,347
174,788	24 Hour Fitness Worldwide Inc (9), (10)				51,213
	Total Hotels, Restaurants & Leisure				113,560

	Independent Power and Renewable Electricity Producers – 1.2% (0.7% of Total Investments)

64,338	Energy Harbor Corp (9), (10), (11)				4,432,888

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

12,030	Catalina Marketing Corp (9), (10)				2,550

	Marine – 0.0% (0.0% of Total Investments)

573	ACBL HLDG CORP (9), (10)				10,887

	Media – 0.0% (0.0% of Total Investments)

7	Cumulus Media Inc, Class A (10)				55
1,318,561	Hibu plc (9), (10)				6,593
	Total Media				6,648

	Multiline Retail – 0.0% (0.0% of Total Investments)

187	PEABODYENERGY WTS (9), (10)				1,636

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

6,825	California Resources Corp				$306,169
12,582	Chord Energy Corp				1,613,516
	Total Oil, Gas & Consumable Fuels				1,919,685

	Professional Services – 0.1% (0.1% of Total Investments)

70,690	Skillsoft Corp (10)				271,450
	Total Common Stocks (cost $21,777,624)				13,938,035

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 1.9% (1.2% of Total Investments)

$250	Battalion CLO XI Ltd (3-Month LIBOR reference rate + 6.850% spread) (12)	8.034%	4/24/34	Ba3	$222,253
500	CIFC Funding 2019-I Ltd (3-Month LIBOR reference rate + 6.830% spread) (12)	7.893%	4/20/32	Ba3	448,568
800	Dryden 50 Senior Loan Fund (3-Month LIBOR reference rate + 6.260% spread) (12)	8.772%	7/15/30	Ba3	708,426
1,000	Flatiron CLO 19 Ltd (3-Month LIBOR reference rate + 6.100% spread) (12)	9.022%	11/16/34	BB–	870,329
750	Gilbert Park CLO Ltd (3-Month LIBOR reference rate + 6.400% spread) (12)	8.912%	10/15/30	Ba3	669,497
500	Goldentree Loan Opportunities IX Ltd (3-Month LIBOR reference rate + 5.660% spread) (12)	8.466%	10/29/29	BB–	443,986
500	KKR CLO 30 Ltd (3-Month LIBOR reference rate + 6.400% spread) (12)	9.140%	10/17/31	Ba3	432,037
250	Magnetite XXVII Ltd (3-Month LIBOR reference rate + 6.000% spread) (12)	8.710%	10/20/34	Ba3	223,688
400	Neuberger Berman Loan Advisers CLO 28 Ltd (3-Month LIBOR reference rate + 5.600% spread) (12)	8.310%	4/20/30	BB–	348,769
1,375	Neuberger Berman Loan Advisers CLO 48 Ltd (CME Term SOFR 3 Month reference rate + 3.200% spread) (12)	0.000%	4/25/36	BBB–	1,270,848
833	Rockford Tower CLO 2017-3 Ltd (3-Month LIBOR reference rate + 5.750% spread) (12)	6.813%	10/20/30	Ba3	721,944

850	TICP CLO I-2 LTD (3-Month LIBOR reference rate + 5.770% spread) (12)	6.984%	4/26/28	B1	784,055
$8,008	Total Asset-Backed and Mortgage-Backed Securities (cost $7,829,378)				7,144,400

Shares	Description (1)				Value
	WARRANTS – 0.8% (0.5% of Total Investments)

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

25,425	Quarternorth Energy Holding Inc (9)				$2,748,010
17,255	Quarternorth Energy Holding Inc (9)				129,412
33,231	Quarternorth Energy Holding Inc (9)				149,540
	Total Energy Equipment & Services				3,026,962

	Entertainment – 0.0% (0.0% of Total Investments)

138,768	Cineworld Warrant (9)				14,293

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

13,648	American Commercial Barge Line LLC (9)				4,954

	Marine – 0.0% (0.0% of Total Investments)

2,243	ACBL HLDG CORP (9)				54,207
1,706	ACBL HLDG CORP (9)				72,505
603	ACBL HLDG CORP (9)				11,457
17,944	American Commercial Barge Line LLC (9)				5,383
	Total Marine				143,552

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

314	California Resources Corp				4,584

	Software – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corp (9)				437

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)
2	Intelsat SA/Luxembourg (9)				2
	Total Warrants (cost $2,115,748)				3,194,784

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

15,089	Riverbed Technology Inc, cash 7.000%, PIK 2.000%, (9)	0.000%	N/R	$60,356

	Marine – 0.1% (0.0% of Total Investments)

2,428	ACBL HLDG CORP (9)	0.000%	N/R	103,190
2,133	ACBL HLDG CORP (9)	0.000%	N/R	51,548
	Total Marine			154,738
	Total Convertible Preferred Securities (cost $378,983)			215,094
	Total Long-Term Investments (cost $648,471,485)			605,299,107

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 2.7%(1.6% of Total Investments)

	INVESTMENT COMPANIES – 2.7% (1.6% of Total Investments)

10,093,889	BlackRock Liquidity Funds T-Fund Portfolio	1.953% (13)		$10,093,889
	Total Short-Term Investments (cost $10,093,889)			10,093,889
	Total Investments (cost $658,565,374) – 163.0%			615,392,996
	Borrowings – (42.9)% (14), (15)			(162,100,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (19.8)% (16)			(74,709,275)
	Other Assets Less Liabilities – (0.3)%			(1,113,998)
	Net Assets Applicable to Common Shares – 100%			$377,469,723

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(12)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(13)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 26.3%.

(15)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

SOFR 180A	180 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.9% (97.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 136.7% (83.1% of Total Investments) (2)

	Aerospace & Defense – 2.3% (1.4% of Total Investments)

$1,190	Sequa Mezzanine Holdings L.L.C., Term Loan, (cash 6.750%, PIK 1.000%)	8.303%	3-Month LIBOR	6.750%	7/31/23	B–	$1,187,223
80	TransDigm, Inc., Term Loan E, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	77,942
1,807	TransDigm, Inc., Term Loan F	4.622%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,758,839
245	TransDigm, Inc., Term Loan G	4.622%	1-Month LIBOR	2.250%	8/22/24	Ba3	240,716
3,322	Total Aerospace & Defense						3,264,720

	Airlines – 3.2% (2.0% of Total Investments)

742	AAdvantage Loyalty IP Ltd., Term Loan, (DD1)	7.460%	3-Month LIBOR	4.750%	4/20/28	Ba2	732,576
155	American Airlines, Inc., Term Loan	2.840%	6-Month LIBOR	2.000%	12/14/23	Ba3	152,832
762	American Airlines, Inc., Term Loan, First Lien	4.122%	1-Month LIBOR	1.750%	1/29/27	Ba3	698,689
1,260	Kestrel Bidco Inc., Term Loan B, (DD1)	5.030%	3-Month LIBOR	3.000%	12/11/26	BB–	1,111,483
395	Mileage Plus Holdings LLC, Term Loan B, (DD1)	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	398,950
700	SkyMiles IP Ltd., Term Loan B	6.460%	3-Month LIBOR	3.750%	10/20/27	Baa1	708,925
741	United Airlines, Inc., Term Loan B	6.533%	1-Month LIBOR	3.750%	4/21/28	Ba1	715,907
4,755	Total Airlines						4,519,362

	Auto Components – 1.1% (0.7% of Total Investments)

82	Adient US LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/08/28	BB+	79,423
845	Clarios Global LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/30/26	B1	816,306
33	DexKo Global Inc., Term Loan	5.402%	1-Month LIBOR	3.750%	10/04/28	B1	30,374
176	DexKo Global Inc., Term Loan B	5.982%	3-Month LIBOR	3.750%	10/04/28	B1	159,463
449	Superior Industries International, Inc., Term Loan B, First Lien	6.372%	1-Month LIBOR	4.000%	5/23/24	Ba3	436,913
1,585	Total Auto Components						1,522,479

	Beverages – 2.2% (1.3% of Total Investments)

404	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	381,133
309	City Brewing Company, LLC, Term Loan	5.298%	1-Month LIBOR	3.500%	4/05/28	B	270,953
750	Naked Juice LLC, Term Loan	5.541%	SOFR90A	3.250%	1/20/29	Ba3	718,594
135	Naked Juice LLC, Term Loan, Second Lien	8.154%	3-Month LIBOR	6.000%	1/20/30	B3	124,763
750	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	723,750
1,005	Triton Water Holdings, Inc, Term Loan, (DD1)	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	895,131
3,353	Total Beverages						3,114,324

	Biotechnology – 0.7% (0.5% of Total Investments)

1,096	Grifols Worldwide Operations USA, Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	11/15/27	BB+	1,051,275

	Building Products – 2.0% (1.2% of Total Investments)

1,143	Chamberlain Group Inc, Term Loan B	5.872%	1-Month LIBOR	3.500%	10/22/28	B+	1,067,846
748	Cornerstone Building Brands, Inc., Term Loan B	5.249%	1-Month LIBOR	3.250%	4/12/28	B	641,115
156	Griffon Corporation, Term Loan B	5.804%	Prime	2.250%	1/19/29	BB	151,978
565	Quikrete Holdings, Inc., Term Loan, First Lien	4.997%	1-Month LIBOR	2.625%	1/31/27	Ba2	535,327
333	Standard Industries Inc., Term Loan B	3.788%	6-Month LIBOR	2.500%	9/22/28	BBB–	328,408
124	Zurn Holdings, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	10/04/28	Ba3	122,771
3,069	Total Building Products						2,847,445

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 0.6% (0.3% of Total Investments)

$921	Astra Acquisition Corp., Term Loan, First Lien	7.622%	1-Month LIBOR	5.250%	10/22/28	BB–	$783,979

	Chemicals – 1.6% (0.9% of Total Investments)

211	ASP Unifrax Holdings Inc, Term Loan B	6.000%	3-Month LIBOR	3.750%	12/12/25	BB	193,749
550	Atotech B.V., Term Loan B	4.872%	1-Month LIBOR	2.500%	3/18/28	B+	546,382
391	Diamond (BC) B.V., Term Loan B	5.339%	1 + 3-Month LIBOR	2.750%	9/29/28	Ba3	374,318
256	INEOS Styrolution US Holding LLC, Term Loan B	5.122%	1-Month LIBOR	2.750%	1/29/26	BB+	243,838
409	Ineos US Finance LLC, Term Loan B	4.593%	2-Month LIBOR	2.000%	3/31/24	BBB–	399,012
40	Kraton Corporation, Term Loan	5.109%	CME Term SOFR 3 Month	3.250%	3/15/29	BB	39,214
318	PMHC II, Inc., Term Loan B	6.977%	SOFR90A	4.250%	2/03/29	B–	276,509
130	Trinseo Materials Operating SCA, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	123,500
2,305	Total Chemicals						2,196,522

	Commercial Services & Supplies – 2.8% (1.7% of Total Investments)

480	Amentum Government Services Holdings LLC, Term Loan	5.187%	SOFR90A	4.000%	2/07/29	B1	467,249
199	Anticimex International AB, Term Loan B1	5.098%	3-Month LIBOR	3.500%	11/16/28	B	192,449
376	Covanta Holding Corporation, Term Loan B	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	368,452
28	Covanta Holding Corporation, Term Loan C	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	27,669
289	Garda World Security Corporation, Term Loan B	6.470%	1-Month LIBOR	4.250%	10/30/26	BB+	273,778
642	GFL Environmental Inc., Term Loan	5.806%	3-Month LIBOR	3.000%	5/30/25	N/R	638,115
1,157	Intrado Corporation, Term Loan	6.372%	1-Month LIBOR	4.000%	10/10/24	B2	970,610
187	Prime Security Services Borrower, LLC, Term Loan	5.697%	6-Month LIBOR	2.750%	9/23/26	BB–	182,166
220	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	3.500%	7/31/27	B+	212,598
284	West Corporation, Term Loan B1	5.872%	1-Month LIBOR	3.500%	10/10/24	B2	238,857
322	WIN Waste Innovations Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	3/25/28	B+	313,978
4,184	Total Commercial Services & Supplies						3,885,921

	Communications Equipment – 3.0% (1.8% of Total Investments)

323	CommScope, Inc., Term Loan B	5.622%	1-Month LIBOR	3.250%	4/04/26	B1	304,481
1,234	Delta TopCo, Inc., Term Loan B	5.836%	3-Month LIBOR	3.750%	12/01/27	B2	1,168,688
1,355	Maxar Technologies Ltd., Term Loan B	6.677%	SOFR30A	4.250%	6/09/29	B	1,301,227
1,415	MLN US HoldCo LLC, Term Loan, First Lien	6.307%	1-Month LIBOR	4.500%	11/30/25	B3	920,146
583	Riverbed Technology, Inc., Exit Term Loan (5)	4.815%	3-Month LIBOR	2.000%	12/07/26	Caa1	277,897
250	ViaSat, Inc., Term Loan	6.941%	SOFR30A	4.500%	3/04/29	BB+	234,375
5,160	Total Communications Equipment						4,206,814

	Construction & Engineering – 0.9% (0.6% of Total Investments)

308	Aegion Corporation, Term Loan	6.906%	1-Month LIBOR	4.750%	5/17/28	B	278,061
263	Brand Energy & Infrastructure Services, Inc., Term Loan	6.791%	3-Month LIBOR	4.250%	6/21/24	B–	241,043
353	Centuri Group, Inc, Term Loan B	3.560%	3-Month LIBOR	2.500%	8/27/28	Ba2	341,584
361	Osmose Utilities Services, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	6/22/28	B	336,935
142	Pike Corporation, Term Loan B	5.380%	1-Month LIBOR	3.000%	1/21/28	Ba3	138,738
1,427	Total Construction & Engineering						1,336,361

	Consumer Finance – 1.0% (0.6% of Total Investments)

1,463	Fleetcor Technologies Operating Company, LLC, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/30/28	BB+	1,431,291

	Containers & Packaging – 1.9% (1.2% of Total Investments)

660	Berry Global, Inc., Term Loan Z	4.178%	3-Month LIBOR	1.750%	7/01/26	BBB–	650,248

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging (continued)

$419	Charter NEX US, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	12/01/27	B	$403,286
285	Clydesdale Acquisition Holdings Inc, Term Loan B	6.602%	SOFR30A	4.175%	3/30/29	B	274,572
27	Klockner-Pentaplast of America, Inc., Term Loan B	5.554%	6-Month LIBOR	4.750%	2/09/26	B	24,003
347	Reynolds Group Holdings Inc. , Term Loan B	5.872%	1-Month LIBOR	3.500%	9/24/28	B+	337,079
194	Reynolds Group Holdings Inc. , Term Loan B2	5.622%	1-Month LIBOR	3.250%	2/05/26	B+	188,216
837	TricorBraun Holdings, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	3/03/28	B2	795,647
2,769	Total Containers & Packaging						2,673,051

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

216	GT Polaris, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	9/24/27	BB–	206,593
494	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B–	457,260
710	Total Diversified Consumer Services						663,853

	Diversified Financial Services – 1.0% (0.6% of Total Investments)

110	Avaya, Inc., Term Loan B2	5.999%	1-Month LIBOR	4.000%	12/15/27	BB–	57,029
373	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	3.876%	1-Month LIBOR	1.750%	1/15/25	Baa2	366,677
710	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	3.626%	1-Month LIBOR	1.500%	2/12/27	Baa2	685,365
746	Ditech Holding Corporation, Term Loan (5)	0.000%	N/A	N/A	12/19/22	N/R	89,474
290	Trans Union, LLC, Term Loan B6	4.622%	1-Month LIBOR	2.250%	12/01/28	BBB–	283,530
2,229	Total Diversified Financial Services						1,482,075

	Diversified Telecommunication Services – 4.5% (2.7% of Total Investments)

371	Altice France S.A., Term Loan B12	6.200%	3-Month LIBOR	3.688%	1/31/26	B	351,690
1,340	Altice France S.A., Term Loan B13	5.411%	3-Month LIBOR	4.000%	8/14/26	B	1,277,871
2,563	CenturyLink, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	3/15/27	BBB–	2,447,599
333	Cincinnati Bell, Inc., Term Loan B2	5.677%	SOFR30A	3.250%	11/23/28	B+	325,565
427	Connect Finco Sarl, Term Loan B	5.880%	1-Month LIBOR	3.500%	12/12/26	B+	412,030
285	Cyxtera DC Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	275,585
1,298	Frontier Communications Corp., Term Loan B	6.063%	3-Month LIBOR	3.750%	10/08/27	BB+	1,244,045
6,617	Total Diversified Telecommunication Services						6,334,385

	Electric Utilities – 0.4% (0.3% of Total Investments)

346	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB–	339,729
245	Pacific Gas & Electric Company, Term Loan	5.375%	1-Month LIBOR	3.000%	6/23/25	BB	237,266
591	Total Electric Utilities						576,995

	Electronic Equipment, Instruments & Components – 1.6% (0.9% of Total Investments)

550	II-VI Incorporated, Term Loan B	4.463%	3-Month LIBOR	2.750%	7/01/29	BBB–	536,707
1,109	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	1,090,782
405	TTM Technologies, Inc., Term Loan	4.213%	1-Month LIBOR	2.500%	9/28/24	BB+	404,437
170	Vertiv Group Corporation, Term Loan B	4.548%	1-Month LIBOR	2.750%	3/02/27	BB–	162,280
2,234	Total Electronic Equipment, Instruments & Components						2,194,206

	Entertainment – 2.2% (1.3% of Total Investments)

642	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	4.872%	1-Month LIBOR	3.000%	4/22/26	B–	558,510
1,265	Crown Finance US, Inc., Term Loan	4.000%	3-Month LIBOR	2.500%	2/28/25	CCC	818,661
114	Crown Finance US, Inc., Term Loan	4.250%	3-Month LIBOR	2.750%	9/20/26	CCC	70,288
101	Crown Finance US, Inc., Term Loan B1, (cash 7.132%, PIK 8.250%)	10.076%	6-Month LIBOR	8.250%	5/23/24	B–	105,946
220	Diamond Sports Group, LLC, Term Loan	9.786%	1-Month LIBOR	8.000%	5/19/26	B	209,256
483	Diamond Sports Group, LLC, Term Loan, Second Lien	5.036%	SOFR30A	3.250%	8/24/26	CCC+	98,279

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Entertainment (continued)

$326	Lions Gate Capital Holdings LLC, Term Loan B	4.622%	1-Month LIBOR	2.250%	3/24/25	Ba2	$317,359
456	Springer Nature Deutschland GmbH, Term Loan B18	3.804%	3-Month LIBOR	3.000%	8/14/26	BB+	446,041
27	Univision Communications Inc., Term Loan C5	5.122%	1-Month LIBOR	2.750%	3/15/24	B+	26,434
405	Virgin Media Bristol LLC, Term Loan Q	5.249%	1-Month LIBOR	3.250%	1/31/29	BB+	400,517
4,039	Total Entertainment						3,051,291

	Food & Staples Retailing – 0.7% (0.4% of Total Investments)

480	American Seafoods Group LLC, Term Loan, First Lien	4.300%	3-Month LIBOR	2.750%	8/21/23	BB–	471,895
304	US Foods, Inc., Term Loan B	4.325%	3-Month LIBOR	2.750%	11/22/28	BB	297,691
239	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	233,603
1,023	Total Food & Staples Retailing						1,003,189

	Food Products – 0.7% (0.5% of Total Investments)

249	CHG PPC Parent LLC, Term Loan	5.375%	1-Month LIBOR	3.000%	12/08/28	B1	240,958
147	Froneri International Ltd., Term Loan	4.622%	1-Month LIBOR	2.250%	1/31/27	B+	141,454
400	Sycamore Buyer LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	390,752
292	UTZ Quality Foods, LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	1/20/28	B1	283,410
1,088	Total Food Products						1,056,574

	Health Care Equipment & Supplies – 5.0% (3.0% of Total Investments)

1,390	Bausch & Lomb, Inc., Term Loan, (DD1)	4.549%	SOFR30A	3.250%	5/05/27	BB+	1,321,661
1,268	Carestream Health, Inc., Term Loan	9.500%	3-Month LIBOR	7.250%	5/08/23	B1	1,262,128
206	Embecta Corp, Term Loan B	5.054%	SOFR90A	3.000%	1/27/29	Ba3	201,241
264	ICU Medical, Inc., Term Loan B	4.604%	SOFR90A	2.650%	12/14/28	BBB–	256,672
3,141	Medline Borrower, LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	10/21/28	BB–	3,007,630
640	Viant Medical Holdings, Inc., Term Loan, First Lien	6.122%	1-Month LIBOR	3.750%	7/02/25	B3	594,259
450	Vyaire Medical, Inc., Term Loan B	7.035%	3-Month LIBOR	4.750%	4/30/25	Caa1	332,920
7,359	Total Health Care Equipment & Supplies						6,976,511

	Health Care Providers & Services – 12.3% (7.5% of Total Investments)

408	ADMI Corp., Term Loan B2	5.747%	1-Month LIBOR	3.375%	12/23/27	B	378,024
744	AHP Health Partners, Inc., Term Loan B	5.872%	1-Month LIBOR	3.500%	8/23/28	B1	704,830
1,299	Change Healthcare Holdings LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	3/01/24	B+	1,285,674
327	DaVita, Inc. , Term Loan B, (DD1)	4.122%	1-Month LIBOR	1.750%	8/12/26	BBB–	310,286
92	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	89,058
43	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	41,104
798	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB–	776,985
99	Global Medical Response, Inc., Term Loan	6.622%	1-Month LIBOR	4.250%	3/14/25	B	95,073
1,075	Global Medical Response, Inc., Term Loan B	5.963%	1-Month LIBOR	4.250%	10/02/25	B	1,030,105
1,475	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	1,451,470
441	National Mentor Holdings, Inc., Term Loan	6.130%	1-Month LIBOR	3.750%	3/02/28	B–	377,088
6	National Mentor Holdings, Inc., Term Loan C	6.070%	3-Month LIBOR	3.750%	3/02/28	B–	5,247
648	Onex TSG Intermediate Corp., Term Loan B	7.122%	1-Month LIBOR	4.750%	2/26/28	B	593,332
2,466	Parexel International Corporation, Term Loan, First Lien, (DD1)	4.916%	1-Month LIBOR	3.250%	11/15/28	B1	2,408,416
914	Phoenix Guarantor Inc, Term Loan B	5.622%	1-Month LIBOR	3.250%	3/05/26	B1	880,808
494	Phoenix Guarantor Inc, Term Loan B3	5.759%	1-Month LIBOR	3.500%	3/05/26	B1	476,846
103	Quorum Health Corporation, Term Loan (5)	10.598%	3-Month LIBOR	8.250%	4/29/25	B–	67,060

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$2,227	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	11/16/25	B1	$2,108,948
1,488	Select Medical Corporation, Term Loan B	4.880%	1-Month LIBOR	2.500%	3/06/25	Ba2	1,458,505
1,557	Surgery Center Holdings, Inc., Term Loan, (DD1)	5.630%	1-Month LIBOR	3.750%	8/31/26	B1	1,499,966
670	Team Health Holdings, Inc., Term Loan B	7.577%	SOFR30A	5.250%	2/17/27	B	553,220
315	Team Health Holdings, Inc., Term Loan, First Lien	5.122%	1-Month LIBOR	2.750%	2/06/24	B	283,503
494	US Radiology Specialists, Inc., Term Loan	7.563%	3-Month LIBOR	5.250%	12/15/27	B–	464,883
18,183	Total Health Care Providers & Services						17,340,431

	Health Care Technology – 0.9% (0.6% of Total Investments)

72	Athenahealth, Inc., Term Loan (6)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	69,278
378	Athenahealth, Inc., Term Loan B	5.653%	SOFR30A	3.500%	1/27/29	B+	360,940
1,033	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	7.375%	3-Month LIBOR	8.000%	8/05/23	Caa1	902,324
1,483	Total Health Care Technology						1,332,542

	Hotels, Restaurants & Leisure – 18.9% (11.5% of Total Investments)

245	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 0.220%, PIK 5.000%)	7.232%	3-Month LIBOR	5.000%	12/29/25	CCC–	82,220
104	24 Hour Fitness Worldwide, Inc., Exit Term Loan	15.913%	3-Month LIBOR	14.000%	9/29/26	Caa3	101,468
197	Alterra Mountain Company, Term Loan	5.872%	1-Month LIBOR	3.500%	8/17/28	B	190,765
2,177	B.C. Unlimited Liability Company, Term Loan B4	4.122%	1-Month LIBOR	1.750%	11/19/26	BB+	2,115,647
3,775	Caesars Resort Collection, LLC, Term Loan B, First Lien	5.122%	1-Month LIBOR	2.750%	12/22/24	B+	3,700,121
237	Caesars Resort Collection, LLC, Term Loan B1	5.872%	1-Month LIBOR	3.500%	7/20/25	B+	233,083
369	Carnival Corporation, Term Loan B	6.127%	6-Month LIBOR	3.250%	10/18/28	Ba2	343,505
633	Carnival Corporation, Term Loan B, (DD1)	5.877%	6-Month LIBOR	3.000%	6/30/25	Ba2	606,301
776	Churchill Downs Incorporated, Term Loan B1, (DD1)	4.380%	1-Month LIBOR	2.000%	3/17/28	BBB–	747,906
1,908	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	1,762,617
293	Crown Finance US, Inc., Term Loan, (6), (DD1)	5.090%	3-Month LIBOR	3.000%	5/31/23	CCC+	223,657
187	Crown Finance US, Inc., Term Loan B1	8.250%	3-Month LIBOR	8.250%	5/23/24	B–	206,908
3,208	Delta 2 (LUX) S.a.r.l., Term Loan	4.872%	1-Month LIBOR	2.500%	2/01/24	BB–	3,182,958
1,999	Equinox Holdings, Inc., Term Loan, First Lien	5.250%	3-Month LIBOR	3.000%	3/08/24	CCC	1,450,268
2,001	Fertitta Entertainment, LLC, Term Loan B	6.327%	SOFR30A	4.000%	1/27/29	B	1,914,027
1,157	IRB Holding Corp, Term Loan B	4.874%	SOFR30A	3.150%	12/15/27	B+	1,113,106
418	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	413,777
393	NASCAR Holdings, Inc, Term Loan B, (DD1)	4.872%	1-Month LIBOR	2.500%	10/18/26	BBB–	388,038
501	PCI Gaming Authority, Term Loan	4.872%	1-Month LIBOR	2.500%	5/31/26	BBB–	487,796
311	Penn National Gaming, Inc., Term Loan B	5.177%	SOFR30A	2.750%	4/20/29	BB	304,484
350	Scientific Games Holdings LP, Term Loan B	5.617%	SOFR90A	3.500%	2/04/29	BB–	335,426
1,196	Scientific Games International, Inc., Term Loan	5.044%	SOFR30A	3.000%	4/07/29	BB	1,171,584
496	SeaWorld Parks & Entertainment, Inc., Term Loan B	5.375%	1-Month LIBOR	3.000%	8/25/28	BB–	474,693
2,081	Stars Group Holdings B.V. (The), Term Loan, (DD1)	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB	2,044,627
1,441	Station Casinos LLC, Term Loan B	4.630%	1-Month LIBOR	2.250%	2/08/27	BB–	1,406,157
908	Twin River Worldwide Holdings, Inc., Term Loan B, (DD1)	5.048%	1-Month LIBOR	3.250%	10/01/28	BB+	863,305
744	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	5.130%	1-Month LIBOR	2.750%	5/16/25	B	715,984
28,105	Total Hotels, Restaurants & Leisure						26,580,428

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables – 1.5% (0.9% of Total Investments)

$509	AI Aqua Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	$482,735
116	AI Aqua Merger Sub Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	109,712
1,050	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	5.436%	SOFR30A	3.750%	7/30/28	B3	994,088
487	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B–	324,058
47	Serta Simmons Bedding, LLC, Term Loan (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B	45,611
250	Weber-Stephen Products LLC, Term Loan B, (DD1)	5.622%	1-Month LIBOR	3.250%	10/30/27	CCC+	205,451
2,459	Total Household Durables						2,161,655

	Household Products – 0.5% (0.3% of Total Investments)

8	Illuminate Merger Sub Corp., Term Loan	6.377%	6-Month LIBOR	3.500%	5/16/28	B1	7,247
714	Reynolds Consumer Products LLC, Term Loan	4.122%	1-Month LIBOR	1.750%	2/04/27	BBB–	698,745
722	Total Household Products						705,992

	Independent Power And Renewable Electricity Producers – 0.4% (0.2% of Total Investments)

561	Vistra Operations Company LLC, Term Loan B3, First Lien	4.014%	1-Month LIBOR	1.750%	12/31/25	BBB–	552,375

	Insurance – 3.6% (2.2% of Total Investments)

1,495	Acrisure, LLC, Term Loan B	5.872%	1-Month LIBOR	3.500%	2/15/27	B	1,425,899
496	Alliant Holdings Intermediate, LLC, Term Loan B4	5.656%	1-Month LIBOR	3.500%	11/12/27	B	480,509
499	AssuredPartners, Inc., Term Loan	5.827%	SOFR30A	3.500%	2/13/27	B	476,306
864	Asurion LLC, Term Loan B4, Second Lien	7.622%	1-Month LIBOR	5.250%	1/15/29	B	744,984
347	Asurion LLC, Term Loan B8	5.622%	1-Month LIBOR	3.250%	12/23/26	Ba3	326,917
282	Asurion LLC, Term Loan B9	5.622%	1-Month LIBOR	3.250%	7/31/27	Ba3	266,336
298	Broadstreet Partners, Inc., Term Loan B2	5.622%	1-Month LIBOR	3.250%	1/27/27	B1	286,584
628	Hub International Limited, Term Loan B	5.657%	3-Month LIBOR	3.000%	4/25/25	B	613,875
327	Hub International Limited, Term Loan B	4.000%	2-Month LIBOR	3.250%	4/25/25	B	321,333
172	Ryan Specialty Group, LLC, Term Loan	5.427%	SOFR30A	3.000%	9/01/27	BB–	167,782
5,408	Total Insurance						5,110,525

	Interactive Media & Services – 0.3% (0.2% of Total Investments)

440	Rackspace Technology Global, Inc., Term Loan B	4.160%	3-Month LIBOR	2.750%	2/09/28	B+	405,614
440	Total Interactive Media & Services						405,614

	Internet & Direct Marketing Retail – 0.7% (0.4% of Total Investments)

741	CNT Holdings I Corp, Term Loan	5.372%	1-Month LIBOR	3.500%	11/08/27	B	719,850
40	Medical Solutions Holdings, Inc., Term Loan (6)	5.543%	3-Month LIBOR	3.500%	11/01/23	B1	38,650
215	Medical Solutions Holdings, Inc., Term Loan, First Lien	6.377%	3-Month LIBOR	3.500%	11/01/28	B1	207,720
996	Total Internet & Direct Marketing Retail						966,220

	IT Services – 5.2% (3.1% of Total Investments)

920	Ahead DB Holdings, LLC, Term Loan B	6.010%	3-Month LIBOR	3.750%	10/16/27	B+	894,744
124	iQor US Inc., Exit Term Loan	9.872%	1-Month LIBOR	7.500%	9/15/27	B1	124,281
485	Peraton Corp., Term Loan B	6.122%	1-Month LIBOR	3.750%	2/01/28	BB–	472,386
438	Perforce Software, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	7/01/26	B2	399,468
1,321	Sabre GLBL Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,289,273
1,250	Syniverse Holdings, Inc., Term Loan	8.286%	CME Term SOFR 3 Month	7.000%	5/10/29	B–	1,122,656
837	Tempo Acquisition LLC, Term Loan B	5.327%	SOFR30A	3.000%	8/31/28	BB–	822,241
1,482	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 3.500%, PIK 6.500%)	5.500%	3-Month LIBOR	1.500%	2/28/25	B–	1,446,006
722	WEX Inc., Term Loan	4.622%	1-Month LIBOR	2.250%	4/01/28	Ba2	709,896
7,579	Total IT Services						7,280,951

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Leisure Products – 0.4% (0.2% of Total Investments)

$158	Hayward Industries, Inc., Term Loan	4.872%	1-Month LIBOR	2.500%	5/28/28	BB	$151,858
416	SRAM, LLC , Term Loan B	5.363%	1 + 3-Month LIBOR	2.750%	5/18/28	BB–	401,007
574	Total Leisure Products						552,865

	Life Sciences Tools & Services – 0.4% (0.3% of Total Investments)

221	Avantor Funding, Inc., Term Loan B5	4.622%	1-Month LIBOR	2.250%	11/06/27	BB+	217,167
367	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	361,339
588	Total Life Sciences Tools & Services						578,506

	Machinery – 2.7% (1.7% of Total Investments)

1,100	Ali Group North America Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	1,080,293
731	Alliance Laundry Systems LLC, Term Loan B	5.955%	3-Month LIBOR	3.500%	10/08/27	B	711,168
678	Gardner Denver, Inc., Term Loan B2	4.177%	1-Month LIBOR	1.750%	2/28/27	BB+	666,780
741	Gates Global LLC, Term Loan B3	4.872%	1-Month LIBOR	2.500%	3/31/27	Ba3	716,967
218	Grinding Media Inc., Term Loan B	4.796%	3-Month LIBOR	4.000%	10/12/28	B	204,703
495	Madison IAQ LLC, Term Loan	4.524%	6-Month LIBOR	3.250%	6/21/28	B1	472,195
3,963	Total Machinery						3,852,106

	Marine – 0.7% (0.4% of Total Investments)

970	HGIM Corp., Exit Term Loan	9.750%	Prime	6.000%	7/02/23	CCC+	920,289

	Media – 8.2% (5.0% of Total Investments)

665	ABG Intermediate Holdings 2 LLC, Term Loan B1	5.927%	SOFR30A	3.500%	12/21/28	B1	642,972
80	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	8.427%	SOFR30A	6.000%	12/20/29	CCC+	73,700
963	Cengage Learning, Inc., Term Loan B	7.814%	3-Month LIBOR	4.750%	7/14/26	B	885,235
65	Checkout Holding Corp., Term Loan	9.872%	1-Month LIBOR	7.500%	2/15/23	N/R	54,402
123	Checkout Holding Corp., Term Loan, (cash 2.000, PIK 9.500%)	6.436%	1-Month LIBOR	9.500%	8/15/23	N/R	43,220
2,238	Clear Channel Outdoor Holdings, Inc., Term Loan B	6.089%	1 + 3-Month LIBOR	3.500%	8/21/26	B1	2,047,685
216	CSC Holdings, LLC, Term Loan	4.249%	1-Month LIBOR	2.250%	1/15/26	BB	208,865
704	CSC Holdings, LLC, Term Loan B1	4.249%	1-Month LIBOR	2.250%	7/17/25	BB	683,007
811	CSC Holdings, LLC, Term Loan B5	4.499%	1-Month LIBOR	2.500%	4/15/27	BB	781,377
108	Cumulus Media New Holdings Inc., Term Loan B	4.750%	6-Month LIBOR	3.750%	3/31/26	B	104,383
1,976	DirecTV Financing, LLC, Term Loan	7.372%	1-Month LIBOR	5.000%	8/02/27	BBB–	1,872,743
238	Dotdash Meredith Inc, Term Loan B	5.699%	1-Month LIBOR	4.000%	12/01/28	BB–	215,664
484	E.W. Scripps Company (The), Term Loan B2	4.935%	1-Month LIBOR	2.563%	5/01/26	BB	471,276
1,293	iHeartCommunications, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	5/01/26	BB–	1,227,338
149	LCPR Loan Financing LLC, Term Loan B	5.749%	1-Month LIBOR	3.750%	10/15/28	BB+	146,116
754	McGraw-Hill Global Education Holdings, LLC, Term Loan	5.554%	6-Month LIBOR	4.750%	7/30/28	BB+	717,338
337	Nexstar Broadcasting, Inc., Term Loan B4	4.872%	1-Month LIBOR	2.500%	9/19/26	BBB–	333,455
122	Outfront Media Capital LLC, Term Loan B	4.122%	1-Month LIBOR	1.750%	11/18/26	Ba1	117,883
108	Radiate Holdco, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	9/25/26	B1	102,671
57	Red Ventures, LLC, Term Loan B2	4.872%	1-Month LIBOR	2.500%	11/08/24	BB+	55,440
340	Sinclair Television Group Inc., Term Loan B2B	4.880%	1-Month LIBOR	2.500%	9/30/26	Ba2	317,825
417	Ziggo Financing Partnership, Term Loan I	4.499%	1-Month LIBOR	2.500%	4/30/28	BB	407,051
12,248	Total Media						11,509,646

	Multiline Retail – 0.4% (0.3% of Total Investments)

1,096	Belk, Inc., Term Loan, (cash 5.000%, PIK 8.000%)	13.000%	3-Month LIBOR	13.000%	7/31/25	CCC–	415,798
233	Belk, Inc., Term Loan	9.006%	3-Month LIBOR	7.500%	7/31/25	B–	210,554
1,329	Total Multiline Retail						626,352

Principal Amount (000)		Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

		Oil, Gas & Consumable Fuels – 3.7% (2.2% of Total Investments)

$640		BCP Renaissance Parent LLC, Term Loan B3	5.554%	SOFR30A	3.500%	11/01/24	B+	$625,198
631		Buckeye Partners, L.P., Term Loan B	3.916%	1-Month LIBOR	2.250%	11/01/26	BBB–	620,871
159		EG America LLC, Term Loan	6.250%	3-Month LIBOR	4.000%	2/05/25	B–	151,223
731		Freeport LNG Investments, LLLP, Term Loan A, (DD1)	4.000%	3-Month LIBOR	3.500%	12/21/28	N/R	690,567
911		Gulf Finance, LLC, Term Loan	8.835%	1-Month LIBOR	6.750%	8/25/26	B	697,733
864		QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	10.372%	1-Month LIBOR	8.000%	8/27/26	B	861,150
433		TransMontaigne Operating Company L.P., Term Loan B	5.659%	1-Month LIBOR	3.500%	11/05/28	BB	416,979
1,136		Traverse Midstream Partners LLC, Term Loan	5.950%	SOFR90A	4.250%	9/27/24	B+	1,121,197
5,505		Total Oil, Gas & Consumable Fuels						5,184,918

		Personal Products – 1.2% (0.8% of Total Investments)

248		Conair Holdings, LLC, Term Loan B	6.000%	3-Month LIBOR	3.750%	5/17/28	B–	211,837
72		Coty Inc., Term Loan B	4.057%	1-Month LIBOR	2.250%	4/05/25	BB–	70,001
—	(7)	Kronos Acquisition Holdings Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/22/26	B2	77
2,141		Revlon Consumer Products Corporation, Term Loan B, (DD1) (5), (8)	5.576%	6-Month LIBOR	3.500%	9/07/23	N/R	1,467,592
2,461		Total Personal Products						1,749,507

		Pharmaceuticals – 4.0% (2.4% of Total Investments)

657		Bausch Health Companies Inc., Term Loan B	7.174%	SOFR30A	5.250%	1/27/27	BB	554,675
305		Catalent Pharma Solutions Inc., Term Loan B3	4.250%	1-Month LIBOR	2.000%	2/22/28	BBB–	301,334
311		Elanco Animal Health Incorporated, Term Loan B	3.463%	1-Month LIBOR	1.750%	8/01/27	BBB–	301,615
2,069		Jazz Financing Lux S.a.r.l., Term Loan	5.872%	1-Month LIBOR	3.500%	5/05/28	BB+	2,026,660
486		Mallinckrodt International Finance S.A., Term Loan B (5)	6.911%	3-Month LIBOR	5.500%	2/24/25	B	402,144
941		Mallinckrodt International Finance S.A., Term Loan B, (DD1) (5)	6.246%	3-Month LIBOR	5.250%	9/24/24	B	804,175
931		Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	917,746
273		Perrigo Investments, LLC, Term Loan B	4.199%	SOFR30A	2.500%	4/05/29	Baa3	269,587
5,973		Total Pharmaceuticals						5,577,936

		Professional Services – 2.0% (1.2% of Total Investments)

189		CHG Healthcare Services Inc., Term Loan	4.916%	3-Month LIBOR	3.250%	9/30/28	B1	183,473
317		Creative Artists Agency, LLC , Term Loan B	6.122%	1-Month LIBOR	3.750%	11/26/26	B	311,585
413		Dun & Bradstreet Corporation (The), Term Loan	4.874%	3-Month LIBOR	3.250%	2/08/26	BB+	403,487
724		EAB Global, Inc., Term Loan	6.089%	1 + 3-Month LIBOR	3.500%	8/16/28	B2	692,581
299		Physician Partners LLC, Term Loan	6.427%	SOFR30A	4.000%	2/01/29	B	283,039
150		R1 RCM Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	148,500
745		Verscend Holding Corp., Term Loan B	6.372%	1-Month LIBOR	4.000%	8/27/25	BB–	727,136
2,837		Total Professional Services						2,749,801

		Real Estate Management & Development – 0.2% (0.1% of Total Investments)

255		Cushman & Wakefield PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	247,486

		Road & Rail – 2.0% (1.2% of Total Investments)

431		First Student Bidco Inc, Term Loan B	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	401,876
159		First Student Bidco Inc, Term Loan C	5.232%	3-Month LIBOR	3.000%	7/21/28	BB+	148,701
977		Genesee & Wyoming Inc. (New), Term Loan	4.250%	3-Month LIBOR	2.000%	12/30/26	BB+	962,686
539		Hertz Corporation, (The), Term Loan B, (DD1)	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	518,954

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Road & Rail (continued)

$103	Hertz Corporation, (The), Term Loan C, (DD1)	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	$99,000
722	XPO Logistics, Inc., Term Loan B	3.548%	1-Month LIBOR	1.750%	2/24/25	Baa3	706,905
2,931	Total Road & Rail						2,838,122

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

1,977	Bright Bidco B.V., Term Loan B, (DD1)	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	779,253
220	Entegris, Inc., Term Loan B	5.597%	3-Month LIBOR	3.000%	7/06/29	Baa3	217,754
2,197	Total Semiconductors & Semiconductor Equipment						997,007

	Software – 17.5% (10.6% of Total Investments)

654	Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	634,598
198	Avaya, Inc., Term Loan	12.481%	SOFR90A	10.000%	12/15/27	BB–	125,730
641	Banff Merger Sub Inc, Term Loan	6.122%	1-Month LIBOR	3.750%	10/02/25	B2	618,463
253	Camelot U.S. Acquisition LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	10/31/26	B1	247,994
164	CCC Intelligent Solutions Inc., Term Loan B	4.500%	3-Month LIBOR	2.250%	9/21/28	B1	160,122
710	CDK Global, Inc., Term Loan B	6.610%	SOFR90A	4.500%	6/09/29	B+	691,544
953	Ceridian HCM Holding Inc., Term Loan B	4.166%	1-Month LIBOR	2.500%	4/30/25	B+	924,084
1,000	DTI Holdco, Inc., Term Loan	7.327%	SOFR90A	4.750%	4/21/29	B2	940,625
157	Dynatrace LLC, Term Loan, First Lien	4.622%	1-Month LIBOR	2.250%	8/23/25	BB+	156,146
1,747	Epicor Software Corporation, Term Loan	5.622%	1-Month LIBOR	3.250%	7/31/27	B2	1,670,267
757	Finastra USA, Inc., Term Loan, First Lien, (DD1)	6.871%	3-Month LIBOR	3.500%	6/13/24	B+	708,802
1,828	Greeneden U.S. Holdings II, LLC, Term Loan B4	6.372%	1-Month LIBOR	4.000%	12/01/27	B2	1,788,268
156	Greenway Health, LLC, Term Loan, First Lien	5.250%	3-Month LIBOR	3.750%	2/16/24	B–	141,183
1,397	Informatica LLC, Term Loan B	5.125%	1-Month LIBOR	2.750%	10/14/28	BB–	1,364,213

344	iQor US Inc., Second Out Term Loan	9.872%	1-Month LIBOR	7.500%	11/19/25	CCC+	280,813
435	MA FinanceCo., LLC, Term Loan B	5.915%	3-Month LIBOR	4.250%	6/05/25	BB+	384,090
474	Magenta Buyer LLC, Term Loan, First Lien	7.050%	3-Month LIBOR	4.750%	7/27/28	BB–	452,267
868	McAfee, LLC, Term Loan B	5.699%	1-Month LIBOR + CME Term SOFR 1 Week	4.000%	2/03/29	BB+	832,194
1,750	Nortonlifelock Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,707,895
596	Polaris Newco LLC, Term Loan B	6.372%	1-Month LIBOR	4.000%	6/04/28	B2	568,128
247	Project Ruby Ultimate Parent Corp., Term Loan	5.622%	1-Month LIBOR	3.250%	3/10/28	B	236,563
490	Proofpoint, Inc., Term Loan, First Lien	4.825%	3-Month LIBOR	3.250%	8/31/28	BB–	471,395
169	RealPage, Inc, Term Loan, First Lien	5.372%	1-Month LIBOR	3.000%	4/22/28	B+	162,871

1,510	Seattle Spinco, Inc., Term Loan B3	5.122%	1-Month LIBOR	2.750%	6/21/24	BB+	1,408,134
1,209	Seattle Spinco, Inc., Term Loan B5	6.253%	SOFR30A	4.000%	1/14/27	BB+	1,060,986
540	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	521,399
414	SS&C European Holdings Sarl, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	405,340
510	SS&C Technologies Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	499,318
950	SS&C Technologies Inc., Term Loan B5	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	930,516
128	SS&C Technologies Inc., Term Loan B6	4.677%	SOFR30A	2.250%	3/22/29	BB+	125,319
184	SS&C Technologies Inc., Term Loan B7	4.677%	SOFR30A	2.250%	3/22/29	BB+	179,457
438	Tibco Software Inc., Term Loan B3	6.130%	1-Month LIBOR	3.750%	7/03/26	B+	435,765
866	Ultimate Software Group Inc (The), Term Loan	5.535%	3-Month LIBOR	3.250%	5/03/26	B1	841,740
486	Ultimate Software Group Inc (The), Term Loan B	6.122%	1-Month LIBOR	3.750%	5/03/26	B1	474,094
496	Vision Solutions, Inc., Term Loan	6.783%	3-Month LIBOR	4.000%	5/28/28	B2	461,016
1,193	Zelis Healthcare Corporation, Term Loan	5.213%	1-Month LIBOR	3.500%	9/30/26	B	1,165,059
829	ZoomInfo LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	2/01/26	BB+	822,443
25,741	Total Software						24,598,841

	Specialty Retail – 4.2% (2.6% of Total Investments)

370	Academy, Ltd., Term Loan	5.463%	1-Month LIBOR	3.750%	11/06/27	BB–	358,277

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Specialty Retail (continued)

$507	Avis Budget Car Rental, LLC, Term Loan B, (DD1)	4.130%	1-Month LIBOR	1.750%	8/06/27	BB+	$479,603
454	Avis Budget Car Rental, LLC, Term Loan C, (DD1)	5.927%	SOFR30A	3.500%	3/15/29	BB+	446,117
85	Driven Holdings, LLC, Term Loan B	3.517%	3-Month LIBOR	3.000%	12/17/28	B2	82,244
462	Jo-Ann Stores, Inc., Term Loan B1	7.516%	3-Month LIBOR	4.750%	6/30/28	B–	314,681
580	LBM Acquisition LLC, Term Loan B	5.416%	1-Week LIBOR	3.750%	12/18/27	B+	499,954
216	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	208,496
2,723	PetSmart, Inc., Term Loan B	6.120%	1-Month LIBOR	3.750%	2/12/28	BB–	2,631,174
645	Restoration Hardware, Inc., Term Loan B	4.872%	1-Month LIBOR	2.500%	10/15/28	BB	586,177
144	SRS Distribution Inc., Term Loan	6.177%	SOFR90A	3.500%	6/04/28	B2	137,903
201	Staples, Inc., Term Loan	6.286%	3-Month LIBOR	5.000%	4/12/26	B	175,315
6,387	Total Specialty Retail						5,919,941

	Technology Hardware, Storage & Peripherals – 0.3% (0.2% of Total Investments)

389	NCR Corporation, Term Loan	5.310%	3-Month LIBOR	2.500%	8/28/26	BB+	380,897

	Textiles, Apparel & Luxury Goods – 0.4% (0.2% of Total Investments)

512	Birkenstock GmbH & Co. KG, Term Loan B	5.098%	6-Month LIBOR	3.250%	4/28/28	BB–	480,480
99	New Trojan Parent, Inc., Term Loan, First Lien	5.386%	1-Month LIBOR	3.250%	1/06/28	B	88,574
611	Total Textiles, Apparel & Luxury Goods						569,054

	Trading Companies & Distributors – 0.8% (0.5% of Total Investments)

495	Core & Main LP, Term Loan B	4.800%	3-Month LIBOR	2.500%	6/10/28	Ba3	479,378
385	Resideo Funding Inc., Term Loan	4.000%	1 + 3-Month LIBOR	2.250%	2/12/28	BBB–	376,779
257	Univar Solutions USA Inc., Term Loan B6	4.122%	1-Month LIBOR	1.750%	6/03/28	BBB–	252,283
1,137	Total Trading Companies & Distributors						1,108,440

	Transportation Infrastructure – 1.1% (0.7% of Total Investments)

927	Brown Group Holding, LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	4/22/28	B+	894,441
300	Brown Group Holding, LLC, Term Loan B2	6.327%	SOFR30A	3.750%	6/09/29	B+	294,531
398	KKR Apple Bidco, LLC, Term Loan	5.122%	1-Month LIBOR	2.750%	9/23/28	B+	384,567
1,625	Total Transportation Infrastructure						1,573,539

	Wireless Telecommunication Services – 1.6% (1.0% of Total Investments)

495	GOGO Intermediate Holdings LLC, Term Loan B	6.556%	3-Month LIBOR	3.750%	4/30/28	B+	483,986
1,687	Intelsat Jackson Holdings S.A., Term Loan B, (DD1)	4.920%	SOFR180A	4.250%	1/27/29	BB–	1,599,547
248	MetroNet Systems Holdings, LLC, Term Loan, First Lien	5.694%	SOFR30A	3.750%	6/02/28	B	236,990
2,430	Total Wireless Telecommunication Services						2,320,523
207,386	Total Variable Rate Senior Loan Interests (cost $203,469,980)						192,465,132

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 19.2% (11.7% of Total Investments)

	Airlines – 0.3% (0.2% of Total Investments)

$201	United Airlines Inc, 144A			4.375%	4/15/26	Ba1	$192,960
267	United Airlines Inc, 144A			4.625%	4/15/29	Ba1	245,974
468	Total Airlines						438,934

	Auto Components – 1.0% (0.6% of Total Investments)

730	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	BB–	682,689
530	Adient US LLC, 144A			9.000%	4/15/25	BB+	545,900
250	Hertz Corp/The, 144A			5.000%	12/01/29	B+	213,761
1,510	Total Auto Components						1,442,350

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Chemicals – 0.2% (0.1% of Total Investments)

$380	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B+	$340,100

	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)

507	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	464,757
384	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.750%	4/15/26	BB–	390,247
500	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	456,010
1,391	Total Commercial Services & Supplies				1,311,014

	Communications Equipment – 1.1% (0.7% of Total Investments)

2,574	Avaya Inc, 144A	6.125%	9/15/28	BB–	1,209,085
375	Commscope Inc, 144A	8.250%	3/01/27	CCC+	326,250
2,949	Total Communications Equipment				1,535,335

	Diversified Telecommunication Services – 1.1% (0.6% of Total Investments)

300	Frontier Communications Holdings LLC	5.875%	11/01/29	CCC+	252,000
220	Frontier Communications Holdings LLC, 144A	5.000%	5/01/28	BB+	206,743
1,037	Frontier Communications Holdings LLC, 144A	5.875%	10/15/27	BB+	1,021,590
1,557	Total Diversified Telecommunication Services				1,480,333

	Electric Utilities – 0.0% (0.0% of Total Investments)

1,175	Bruce Mansfield Unit 1 2007 Pass Through Trust (5)	6.850%	6/01/34	N/R	1,469

	Electronic Equipment, Instruments & Components – 0.5% (0.3% of Total Investments)

681	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	636,735

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

300	Weatherford International Ltd, 144A	8.625%	4/30/30	B–	271,290

	Entertainment – 1.4% (0.8% of Total Investments)

1,915	AMC Entertainment Holdings Inc, (cash 10.000%, PIK 12.000%), 144A	10.000%	6/15/26	CCC–	1,514,976
1,030	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	226,600
1,775	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	164,187
4,720	Total Entertainment				1,905,763

	Health Care Providers & Services – 2.7% (1.7% of Total Investments)

190	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	BB–	181,450
100	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	BB–	95,000
50	HCA Inc	5.375%	2/01/25	BBB–	51,001
1,000	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	887,500
1,071	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	826,384
550	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	374,890
201	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	197,965
725	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	706,875
485	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	490,660
51	Tenet Healthcare Corp	4.625%	7/15/24	BB–	50,961
4,423	Total Health Care Providers & Services				3,862,686

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

205	1011778 BC ULC / New Red Finance Inc, 144A	3.500%	2/15/29	BB+	186,751
337	1011778 BC ULC / New Red Finance Inc, 144A	4.000%	10/15/30	B+	293,190
267	Caesars Entertainment Inc, 144A	6.250%	7/01/25	B1	266,333
201	Life Time Inc, 144A	5.750%	1/15/26	B	188,944
1,010	Total Hotels, Restaurants & Leisure				935,218

	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)

668	Talen Energy Supply LLC, 144A (5)	7.625%	6/01/28	N/R	662,171

	Insurance – 0.1% (0.0% of Total Investments)

105	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	97,867

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Interactive Media & Services – 0.4% (0.3% of Total Investments)

$746	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B+	$616,548

	IT Services – 0.3% (0.2% of Total Investments)

500	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	461,545

	Media – 2.5% (1.5% of Total Investments)

175	Clear Channel Outdoor Holdings Inc, 144A	7.500%	6/01/29	CCC	140,875
300	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	241,296
933	CSC Holdings LLC, 144A	3.375%	2/15/31	BB	746,400
396	iHeartCommunications Inc	8.375%	5/01/27	B–	357,400
1,075	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	982,765
2	iHeartCommunications Inc	6.375%	5/01/26	BB–	2,476
465	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	BB+	417,063
680	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	606,431
4,026	Total Media				3,494,706

	Metals & Mining – 0.2% (0.1% of Total Investments)

320	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B+	304,800

	Oil, Gas & Consumable Fuels – 3.7% (2.3% of Total Investments)

500	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	430,665
1,150	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,144,250
385	Citgo Petroleum Corp, 144A	7.000%	6/15/25	BB	379,206
225	Gulfport Energy Corp, 144A	8.000%	5/17/26	BB–	226,087
201	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	194,657
340	Laredo Petroleum Inc	9.500%	1/15/25	B	348,350
250	Matador Resources Co	5.875%	9/15/26	BB–	254,375
201	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	190,950
1,012	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	924,533
150	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	140,182
150	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	113,233
150	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	117,707
121	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB–	119,357
750	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	BB–	680,625
5,585	Total Oil, Gas & Consumable Fuels				5,264,177

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

228	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	C	14,820
90	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	Caa2	72,525
318	Total Pharmaceuticals				87,345

	Software – 0.4% (0.2% of Total Investments)

550	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	482,886

	Specialty Retail – 0.6% (0.4% of Total Investments)

600	Hertz Corp/The, 144A	4.625%	12/01/26	B+	534,000
250	PetSmart Inc / PetSmart Finance Corp, 144A	4.750%	2/15/28	BB–	237,245
100	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	B3	96,272
950	Total Specialty Retail				867,517

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

680	Vmed O2 UK Financing I PLC, 144A	4.250%	1/31/31	BB+	595,605
35,012	Total Corporate Bonds (cost $30,774,836)				27,096,394

Shares	Description (1)				Value

	COMMON STOCKS – 4.0% (2.4% of Total Investments)

	Banks – 0.0% (0.0% of Total Investments)

12,051	iQor US Inc (9), (10)				$48,204

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)	Value

	Construction & Engineering – 0.0% (0.0% of Total Investments)

811	TNT Crane & Rigging Inc (9), (10)	$11,354
1,438	TNT Crane & Rigging Inc (9), (10)	359
	Total Construction & Engineering	11,713

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

9,343	Cengage Learning Holdings II Inc (9), (10)	130,335

	Diversified Telecommunication Services – 0.1% (0.1% of Total Investments)

5,845	Windstream Services PE LLC (9), (10)	89,136
3,347	Windstream Services PE LLC (9), (10)	51,042
	Total Diversified Telecommunication Services	140,178

	Energy Equipment & Services – 1.8% (1.1% of Total Investments)

22,321	Quarternorth Energy Holding Inc (9), (10)	2,412,521
28,730	Transocean Ltd (10)	97,107
3,779	Vantage Drilling International (9), (10)	56,213
	Total Energy Equipment & Services	2,565,841

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

12,290	Millennium Health LLC (8), (10)	1,795
11,533	Millennium Health LLC (8), (10)	530
	Total Health Care Providers & Services	2,325

	Hotels, Restaurants & Leisure – 0.1% (0.0% of Total Investments)

116,526	24 Hour Fitness Worldwide Inc (9), (10)	34,142
55,426	24 Hour Fitness Worldwide Inc (9), (10)	41,570
	Total Hotels, Restaurants & Leisure	75,712

	Independent Power and Renewable Electricity Producers – 1.3% (0.7% of Total Investments)

25,367	Energy Harbor Corp (9), (10), (11)	1,747,786

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

1,905	Catalina Marketing Corp (9), (10)	404

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP (9), (10)	8,170

	Media – 0.0% (0.0% of Total Investments)

2	Cumulus Media Inc, Class A (10)	16

	Multiline Retail – 0.0% (0.0% of Total Investments)

140	PEABODYENERGY WTS (9), (10)	1,225

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

2,748	California Resources Corp	123,275
4,943	Chord Energy Corp	633,891
	Total Oil, Gas & Consumable Fuels	757,166

	Professional Services – 0.1% (0.1% of Total Investments)

32,859	Skillsoft Corp (10)	126,178
	Total Common Stocks (cost $8,077,852)	5,615,253

Shares	Description (1)	Value

	WARRANTS – 0.9% (0.6% of Total Investments)

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

9,459	Quarternorth Energy Holding Inc (9)	$1,022,357
9,732	Quarternorth Energy Holding Inc (9)	72,990
18,744	Quarternorth Energy Holding Inc (9)	84,348
	Total Energy Equipment & Services	1,179,695

Shares	Description (1)			Value

	Entertainment – 0.0% (0.0% of Total Investments)

45,953	Cineworld Warrant (9)			$4,733

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

10,232	American Commercial Barge Line LLC (9)			3,714

	Marine – 0.1% (0.1% of Total Investments)

1,279	ACBL HLDG CORP (9)			54,357
1,682	ACBL HLDG CORP (9)			40,649
452	ACBL HLDG CORP (9)			8,588
13,456	American Commercial Barge Line LLC (9)			4,037
	Total Marine			107,631

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp			2,745

	Software – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corp (9)			238

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

1	Intelsat SA/Luxembourg (9)			1
	Total Warrants (cost $947,180)			1,298,757

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

5,100	Riverbed Technology Inc, cash 7.000%, PIK 2.000%, (9)	0.000%	N/R	$20,400

	Marine – 0.1% (0.0% of Total Investments)

1,821	ACBL HLDG CORP (9)	0.000%	N/R	77,393
1,600	ACBL HLDG CORP (9)	0.000%	N/R	38,667
	Total Marine			116,060
	Total Convertible Preferred Securities (cost $188,458)			136,460
	Total Long-Term Investments (cost $243,458,306)			226,611,996

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 3.6% (2.2% of Total Investments)

	INVESTMENT COMPANIES – 3.6% (2.2% of Total Investments)

5,060,888	BlackRock Liquidity Funds T-Fund	1.953% (12)		$5,060,888
	Total Short-Term Investments (cost $5,060,888)			5,060,888
	Total Investments (cost $248,519,194) – 164.5%			231,672,884
	Borrowings – (12.8)% (13), (14)			(18,000,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (49.4)% (15)			(69,631,527)
	Other Assets Less Liabilities – (2.3)%			(3,189,112)
	Net Assets Applicable to Common Shares – 100%			$140,852,245

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2022

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(12)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 7.8%.

(14)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.1%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SOFR 180A	180 Day Average Secured Overnight Financing Rate

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 162.1% (99.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 137.4% (83.9% of Total Investments) (2)

	Aerospace & Defense – 1.6% (1.0% of Total Investments)

$11,970	TransDigm, Inc., Term Loan E, (DD1)	4.622%	1-Month LIBOR	2.250%	5/30/25	Ba3	$11,662,255
1,965	TransDigm, Inc., Term Loan G	4.622%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,930,579
13,935	Total Aerospace & Defense						13,592,834

	Airlines – 5.4% (3.3% of Total Investments)

3,895	AAdvantage Loyalty IP Ltd., Term Loan	7.460%	3-Month LIBOR	4.750%	4/20/28	Ba2	3,846,842
2,730	Air Canada, Term Loan B	4.250%	3-Month LIBOR	3.500%	8/11/28	Ba2	2,637,371
1,056	American Airlines, Inc., Term Loan	2.840%	6-Month LIBOR	2.000%	12/14/23	Ba3	1,039,648
10,274	American Airlines, Inc., Term Loan B	4.050%	3-Month LIBOR	1.750%	6/27/25	Ba3	9,436,186
3,201	American Airlines, Inc., Term Loan, First Lien	4.122%	1-Month LIBOR	1.750%	1/29/27	Ba3	2,933,271
9,295	Kestrel Bidco Inc., Term Loan B, (DD1)	5.030%	3-Month LIBOR	3.000%	12/11/26	BB–	8,201,583
12,660	Mileage Plus Holdings LLC, Term Loan B, (DD1)	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	12,786,600
3,950	United Airlines, Inc., Term Loan B	6.533%	1-Month LIBOR	3.750%	4/21/28	Ba1	3,818,169
47,061	Total Airlines						44,699,670

	Auto Components – 1.0% (0.6% of Total Investments)

7,607	Clarios Global LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	4/30/26	B1	7,346,754
169	DexKo Global Inc., Term Loan	5.402%	1-Month LIBOR	3.750%	10/04/28	B1	153,316
888	DexKo Global Inc., Term Loan B	5.982%	3-Month LIBOR	3.750%	10/04/28	B1	804,908
8,664	Total Auto Components						8,304,978

	Beverages – 1.3% (0.8% of Total Investments)

1,719	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	1,622,141
1,961	City Brewing Company, LLC, Term Loan	5.298%	1-Month LIBOR	3.500%	4/05/28	B	1,716,033
4,875	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	4,704,375
3,298	Triton Water Holdings, Inc, Term Loan, (DD1)	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	2,938,322
11,853	Total Beverages						10,980,871

	Building Products – 2.1% (1.3% of Total Investments)

5,239	Chamberlain Group Inc, Term Loan B	5.872%	1-Month LIBOR	3.500%	10/22/28	B+	4,893,132
2,740	Cornerstone Building Brands, Inc., Term Loan B	5.249%	1-Month LIBOR	3.250%	4/12/28	B	2,349,818
8,768	Quikrete Holdings, Inc., Term Loan, First Lien	4.997%	1-Month LIBOR	2.625%	1/31/27	Ba2	8,310,622
1,000	Standard Industries Inc., Term Loan B	3.788%	6-Month LIBOR	2.500%	9/22/28	BBB–	985,226
710	Zurn Holdings, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	10/04/28	Ba3	702,234
18,457	Total Building Products						17,241,032

	Capital Markets – 0.6% (0.4% of Total Investments)

5,690	Astra Acquisition Corp., Term Loan, First Lien	7.622%	1-Month LIBOR	5.250%	10/22/28	BB–	4,845,837

	Chemicals – 2.4% (1.4% of Total Investments)

894	ASP Unifrax Holdings Inc, Term Loan B	6.000%	3-Month LIBOR	3.750%	12/12/25	BB	820,054
3,440	Atotech B.V., Term Loan B	4.872%	1-Month LIBOR	2.500%	3/18/28	B+	3,416,492
6,684	Axalta Coating Systems US Holdings Inc., Term Loan B3	4.000%	3-Month LIBOR	1.750%	6/01/24	BBB–	6,649,230
1,664	Diamond (BC) B.V., Term Loan B	5.122%	1 + 3-Month LIBOR	2.750%	9/29/28	Ba3	1,592,519
1,711	INEOS Styrolution US Holding LLC, Term Loan B	5.122%	1-Month LIBOR	2.750%	1/29/26	BB+	1,629,655
2,873	Ineos US Finance LLC, Term Loan B	4.593%	2-Month LIBOR	2.000%	3/31/24	BBB–	2,807,539
459	Kraton Corporation, Term Loan	5.109%	CME Term SOFR 3 Month	3.250%	3/15/29	BB	450,962
1,782	PMHC II, Inc., Term Loan B	6.977%	SOFR90A	4.250%	2/03/29	B–	1,548,450
760	Trinseo Materials Operating SCA, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	718,983
20,267	Total Chemicals						19,633,884

	Commercial Services & Supplies – 2.7% (1.6% of Total Investments)

2,525	Amentum Government Services Holdings LLC, Term Loan	5.597%	SOFR90A	4.000%	2/07/29	B1	2,457,923
995	Anticimex International AB, Term Loan B1	5.098%	3-Month LIBOR	3.500%	11/16/28	B	962,245

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$2,227	Covanta Holding Corporation, Term Loan B	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	$2,183,418
167	Covanta Holding Corporation, Term Loan C	4.872%	1-Month LIBOR	2.500%	11/30/28	Ba1	163,962
8,712	Garda World Security Corporation, Term Loan B	6.470%	1-Month LIBOR	4.250%	10/30/26	BB+	8,265,499
3,627	GFL Environmental Inc., Term Loan	5.806%	3-Month LIBOR	3.000%	5/30/25	N/R	3,603,811
2,118	Intrado Corporation, Term Loan	6.372%	1-Month LIBOR	4.000%	10/10/24	B2	1,776,411
1,447	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	3.500%	7/31/27	B+	1,400,405
1,485	WIN Waste Innovations Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	3/25/28	B+	1,446,019
23,303	Total Commercial Services & Supplies						22,259,693

	Communications Equipment – 2.2% (1.4% of Total Investments)

4,777	Avaya, Inc., Term Loan B	6.249%	1-Month LIBOR	4.250%	12/15/27	BB–	2,448,497
563	CommScope, Inc., Term Loan B	5.622%	1-Month LIBOR	3.250%	4/04/26	B1	530,994
3,950	Delta TopCo, Inc., Term Loan B	5.836%	3-Month LIBOR	3.750%	12/01/27	B2	3,739,801
8,440	Maxar Technologies Ltd., Term Loan B	6.677%	SOFR30A	4.250%	6/09/29	B	8,105,059
1,018	MLN US HoldCo LLC, Term Loan, First Lien	6.307%	1-Month LIBOR	4.500%	11/30/25	B3	662,127
3,931	Riverbed Technology, Inc., Exit Term Loan, (cash 7.000%, PIK 2.000%)	2.000%	3-Month LIBOR	2.000%	12/07/26	Caa1	1,873,306
1,250	ViaSat, Inc., Term Loan	6.941%	SOFR30A	4.500%	3/04/29	BB+	1,171,875
23,929	Total Communications Equipment						18,531,659

	Construction & Engineering – 0.6% (0.4% of Total Investments)

1,792	Aegion Corporation, Term Loan	6.906%	1-Month LIBOR	4.750%	5/17/28	B	1,619,034
2,173	Centuri Group, Inc, Term Loan B	3.560%	3-Month LIBOR	2.500%	8/27/28	Ba2	2,100,739
1,442	Osmose Utilities Services, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	6/22/28	B	1,346,810
5,407	Total Construction & Engineering						5,066,583

	Consumer Finance – 0.6% (0.4% of Total Investments)

5,181	Fleetcor Technologies Operating Company, LLC, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/30/28	BB+	5,068,128

	Containers & Packaging – 1.9% (1.1% of Total Investments)

4,354	Berry Global, Inc., Term Loan Z	4.178%	3-Month LIBOR	1.750%	7/01/26	BBB–	4,288,774
1,285	Clydesdale Acquisition Holdings Inc, Term Loan B	6.602%	SOFR30A	4.175%	3/30/29	B	1,237,982
778	Klockner-Pentaplast of America, Inc., Term Loan B	5.554%	6-Month LIBOR	4.750%	2/09/26	B	693,229
2,109	Reynolds Group Holdings Inc. , Term Loan B	5.872%	1-Month LIBOR	3.500%	9/24/28	B+	2,046,550
3,409	Reynolds Group Holdings Inc. , Term Loan B2	5.622%	1-Month LIBOR	3.250%	2/05/26	B+	3,315,315
4,093	TricorBraun Holdings, Inc., Term Loan	5.622%	1-Month LIBOR	3.250%	3/03/28	B2	3,890,664
16,028	Total Containers & Packaging						15,472,514

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

2,345	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B–	2,171,982

	Diversified Financial Services – 1.2% (0.7% of Total Investments)

2,067	Avaya, Inc., Term Loan B2	5.999%	1-Month LIBOR	4.000%	12/15/27	BB–	1,066,647
4,883	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	3.876%	1-Month LIBOR	1.750%	1/15/25	Baa2	4,795,610
2,136	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	3.626%	1-Month LIBOR	1.500%	2/12/27	Baa2	2,061,798
3,519	Ditech Holding Corporation, Term Loan (5)	0.000%	N/A	N/A	12/19/22	N/R	422,284
1,906	Trans Union, LLC, Term Loan B6	4.622%	1-Month LIBOR	2.250%	12/01/28	BBB–	1,864,186
14,511	Total Diversified Financial Services						10,210,525

	Diversified Telecommunication Services – 3.1% (1.9% of Total Investments)

1,301	Altice France S.A., Term Loan B12	6.200%	3-Month LIBOR	3.688%	1/31/26	B	1,231,020
11,594	Altice France S.A., Term Loan B13	5.411%	3-Month LIBOR	4.000%	8/14/26	B	11,054,852
190	CenturyLink, Inc., Term Loan B	4.622%	1-Month LIBOR	2.250%	3/15/27	BBB–	181,239
2,144	Cincinnati Bell, Inc., Term Loan B2	5.677%	SOFR30A	3.250%	11/23/28	B+	2,094,308
1,685	Cyxtera DC Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,629,336
3,534	Eagle Broadband Investments LLC, Term Loan	5.313%	3-Month LIBOR	3.000%	11/12/27	B+	3,409,287
5,603	Frontier Communications Corp., Term Loan B	6.063%	3-Month LIBOR	3.750%	10/08/27	BB+	5,371,566
984	Numericable Group SA, Term Loan B11	5.519%	3-Month LIBOR	2.750%	7/31/25	B	923,628
27,035	Total Diversified Telecommunication Services						25,895,236

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities – 0.1% (0.1% of Total Investments)

$980	Pacific Gas & Electric Company, Term Loan	5.375%	1-Month LIBOR	3.000%	6/23/25	BB	$949,066

	Electronic Equipment, Instruments & Components – 0.9% (0.5% of Total Investments)

2,375	II-VI Incorporated, Term Loan B	4.463%	3-Month LIBOR	2.750%	7/01/29	BBB–	2,317,596
4,435	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	4,363,128
316	Vertiv Group Corporation, Term Loan B	4.548%	1-Month LIBOR	2.750%	3/02/27	BB–	301,151
7,126	Total Electronic Equipment, Instruments & Components						6,981,875

	Entertainment – 1.6% (1.0% of Total Investments)

1,916	AMC Entertainment Holdings, Inc. , Term Loan B, (cash 10.000%, PIK 12.000%), (DD1)	4.872%	1-Month LIBOR	3.000%	4/22/26	B–	1,667,356
7,729	Crown Finance US, Inc., Term Loan	4.000%	3-Month LIBOR	2.500%	2/28/25	CCC	5,000,782
562	Crown Finance US, Inc., Term Loan B1	10.076%	6-Month LIBOR	8.250%	5/23/24	B–	588,813
960	Diamond Sports Group, LLC, Term Loan	9.786%	1-Month LIBOR	8.000%	5/19/26	B	914,013
2,565	Diamond Sports Group, LLC, Term Loan, Second Lien	5.036%	SOFR30A	3.250%	8/24/26	CCC+	522,238
979	Lions Gate Capital Holdings LLC, Term Loan B	4.622%	1-Month LIBOR	2.250%	3/24/25	Ba2	952,078
3,809	Springer Nature Deutschland GmbH, Term Loan B18	3.804%	3-Month LIBOR	3.000%	8/14/26	BB+	3,725,952
55	Univision Communications Inc., Term Loan C5	5.122%	1-Month LIBOR	2.750%	3/15/24	B+	55,016
18,575	Total Entertainment						13,426,248

	Food & Staples Retailing – 0.3% (0.2% of Total Investments)

2,433	US Foods, Inc., Term Loan B	4.325%	3-Month LIBOR	2.750%	11/22/28	BB	2,386,406

	Food Products – 1.2% (0.8% of Total Investments)

1,746	CHG PPC Parent LLC, Term Loan	5.375%	1-Month LIBOR	3.000%	12/08/28	B1	1,686,710
1,960	Froneri International Ltd., Term Loan	4.622%	1-Month LIBOR	2.250%	1/31/27	B+	1,886,049
4,564	H Food Holdings LLC, Term Loan B	5.354%	1-Month LIBOR	3.688%	5/31/25	B2	4,130,296
660	H Food Holdings LLC, Term Loan B3	6.666%	1-Month LIBOR	5.000%	5/31/25	B2	608,250
2,000	Sycamore Buyer LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,953,760
10,930	Total Food Products						10,265,065

	Health Care Equipment & Supplies – 4.8% (2.9% of Total Investments)

8,745	Bausch & Lomb, Inc., Term Loan, (DD1)	4.549%	SOFR30A	3.250%	5/05/27	BB+	8,315,052
4,766	Carestream Health, Inc., Term Loan	9.500%	3-Month LIBOR	7.250%	5/08/23	B1	4,743,228
1,236	Embecta Corp, Term Loan B	5.054%	SOFR90A	3.000%	1/27/29	Ba3	1,207,450
1,332	ICU Medical, Inc., Term Loan B	4.604%	SOFR90A	2.650%	12/14/28	BBB–	1,293,044
18,208	Medline Borrower, LP, Term Loan B	5.622%	1-Month LIBOR	3.250%	10/21/28	BB–	17,434,510
7,473	Viant Medical Holdings, Inc., Term Loan, First Lien	6.122%	1-Month LIBOR	3.750%	7/02/25	B3	6,943,850
41,760	Total Health Care Equipment & Supplies						39,937,134

	Health Care Providers & Services – 12.0% (7.3% of Total Investments)

1,660	ADMI Corp., Term Loan B2	5.747%	1-Month LIBOR	3.375%	12/23/27	B	1,538,463
4,963	AHP Health Partners, Inc., Term Loan B	5.872%	1-Month LIBOR	3.500%	8/23/28	B1	4,698,867
3,071	Change Healthcare Holdings LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	3/01/24	B+	3,040,703
760	DaVita, Inc. , Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	721,802
582	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	560,738
268	Element Materials Technology Group US Holdings Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	258,802
2,401	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB–	2,335,758
2,507	Global Medical Response, Inc., Term Loan	6.622%	1-Month LIBOR	4.250%	3/14/25	B	2,402,404
10,908	Global Medical Response, Inc., Term Loan B	5.963%	1-Month LIBOR	4.250%	10/02/25	B	10,454,510
855	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	841,367
6,178	National Mentor Holdings, Inc., Term Loan	6.130%	1 + 3-Month LIBOR	3.750%	3/02/28	B–	5,280,969
196	National Mentor Holdings, Inc., Term Loan C	6.010%	3-Month LIBOR	3.750%	3/02/28	B–	167,963
3,351	Onex TSG Intermediate Corp., Term Loan B	7.122%	1-Month LIBOR	4.750%	2/26/28	B	3,066,302
15,195	Parexel International Corporation, Term Loan, First Lien, (DD1)	4.916%	1-Month LIBOR	3.250%	11/15/28	B1	14,841,180
6,065	Phoenix Guarantor Inc, Term Loan B	5.622%	1-Month LIBOR	3.250%	3/05/26	B1	5,843,845

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$4,066	Phoenix Guarantor Inc, Term Loan B3	5.759%	1-Month LIBOR	3.500%	3/05/26	B1	$3,926,533
140	Quorum Health Corporation, Term Loan, (5)	10.598%	3-Month LIBOR	8.250%	4/29/25	B–	91,223
16,220	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	11/16/25	B1	15,362,268
9,709	Select Medical Corporation, Term Loan B	4.880%	1-Month LIBOR	2.500%	3/06/25	Ba2	9,514,553
12,892	Surgery Center Holdings, Inc., Term Loan, (DD1)	5.630%	1-Month LIBOR	3.750%	8/31/26	B1	12,416,055
1,410	Team Health Holdings, Inc., Term Loan B	7.577%	SOFR30A	5.250%	2/17/27	B	1,164,763
663	Team Health Holdings, Inc., Term Loan, First Lien	5.122%	1-Month LIBOR	2.750%	2/06/24	B	597,079
104,060	Total Health Care Providers & Services						99,126,147

	Health Care Technology – 1.4% (0.8% of Total Investments)

454	Athenahealth, Inc., Term Loan (6)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	434,375
2,681	Athenahealth, Inc., Term Loan B	5.653%	SOFR30A	3.500%	1/27/29	B+	2,562,810
9,673	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	8.000%	3-Month LIBOR	8.000%	8/05/23	Caa1	8,451,459
12,808	Total Health Care Technology						11,448,644

	Hotels, Restaurants & Leisure – 17.6% (10.7% of Total Investments)

345	Alterra Mountain Company, Term Loan	5.872%	1-Month LIBOR	3.500%	8/17/28	B	333,838
2,805	Aramark Services, Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	3/11/25	BB+	2,733,991
13,031	B.C. Unlimited Liability Company, Term Loan B4	4.122%	1-Month LIBOR	1.750%	11/19/26	BB+	12,664,100
14,744	Caesars Resort Collection, LLC, Term Loan B, First Lien	5.122%	1-Month LIBOR	2.750%	12/22/24	B+	14,451,656
949	Caesars Resort Collection, LLC, Term Loan B1	5.872%	1-Month LIBOR	3.500%	7/20/25	B+	932,332
2,167	Carnival Corporation, Term Loan B, (DD1)	5.877%	6-Month LIBOR	3.000%	6/30/25	Ba2	2,074,219
2,226	Carnival Corporation, Term Loan B	6.127%	6-Month LIBOR	3.250%	10/18/28	Ba2	2,072,177
3,349	Churchill Downs Incorporated, Term Loan B1, (DD1)	4.380%	1-Month LIBOR	2.000%	3/17/28	BBB–	3,227,200
2,916	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	2,693,327
1,848	Crown Finance US, Inc., Term Loan, (6), (DD1)	4.371%	3-Month LIBOR	3.000%	5/31/23	CCC+	1,410,643
1,040	Crown Finance US, Inc., Term Loan B1, (cash 7.132%, PIK 8.250%)	8.250%	3-Month LIBOR	8.250%	5/23/24	B–	1,152,353
10,537	Delta 2 (LUX) S.a.r.l., Term Loan	4.872%	1-Month LIBOR	2.500%	2/01/24	BB–	10,455,201
12,085	Equinox Holdings, Inc., Term Loan, First Lien	5.250%	3-Month LIBOR	3.000%	3/08/24	CCC	8,766,346
14,933	Fertitta Entertainment, LLC, Term Loan B	6.327%	SOFR30A	4.000%	1/27/29	B	14,281,180
2,977	Hilton Grand Vacations Borrower LLC, Term Loan B	5.372%	1-Month LIBOR	3.000%	8/02/28	BB+	2,925,766
3,231	Hilton Worldwide Finance, LLC, Term Loan B2	3.964%	1-Month LIBOR	1.750%	6/21/26	BBB–	3,187,384
4,876	IRB Holding Corp, Term Loan B	4.874%	SOFR30A	3.150%	12/15/27	B+	4,689,253
4,893	IRB Holding Corp, Term Loan B	6.121%	1-Month LIBOR	2.750%	2/05/25	B+	4,783,911
5,633	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	5,570,080
4,302	Marriott Ownership Resorts, Inc., Term Loan B	4.122%	1-Month LIBOR	1.750%	8/31/25	BB+	4,173,347
3,168	NASCAR Holdings, Inc, Term Loan B, (DD1)	4.872%	1-Month LIBOR	2.500%	10/18/26	BBB–	3,127,526
581	PCI Gaming Authority, Term Loan	4.872%	1-Month LIBOR	2.500%	5/31/26	BBB–	566,231
1,856	Penn National Gaming, Inc., Term Loan B	5.177%	SOFR30A	2.750%	4/20/29	BB	1,820,285
1,531	Scientific Games Holdings LP, Term Loan B	5.617%	SOFR90A	3.500%	2/04/29	BB–	1,467,249
4,750	Scientific Games International, Inc., Term Loan	5.044%	SOFR30A	3.000%	4/07/29	BB	4,653,029
3,970	SeaWorld Parks & Entertainment, Inc., Term Loan B	5.375%	1-Month LIBOR	3.000%	8/25/28	BB–	3,797,543
11,462	Stars Group Holdings B.V. (The), Term Loan, (DD1)	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB	11,263,729
12,126	Station Casinos LLC, Term Loan B	4.630%	1-Month LIBOR	2.250%	2/08/27	BB–	11,830,253
2,239	Twin River Worldwide Holdings, Inc., Term Loan B	5.048%	1-Month LIBOR	3.250%	10/01/28	BB+	2,128,917
460	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	5.130%	1-Month LIBOR	2.750%	5/16/25	B	442,656
1,787	Wyndham Hotels & Resorts, Inc., Term Loan B	4.122%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,768,696
152,817	Total Hotels, Restaurants & Leisure						145,444,418

	Household Durables – 1.1% (0.6% of Total Investments)

1,678	AI Aqua Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	1,591,093
381	AI Aqua Merger Sub Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	361,612
3,200	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	5.436%	SOFR30A	3.750%	7/30/28	B3	3,029,600

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables (continued)

$2,694	Serta Simmons Bedding, LLC, Term Loan, (5)	9.499%	1-Month LIBOR	7.500%	8/10/23	B–	$1,792,996
2,276	Weber-Stephen Products LLC, Term Loan B, (DD1)	5.622%	1-Month LIBOR	3.250%	10/30/27	CCC+	1,869,006
10,229	Total Household Durables						8,644,307

	Household Products – 0.0% (0.0% of Total Investments)

174	Illuminate Merger Sub Corp., Term Loan	6.377%	6-Month LIBOR	3.500%	5/16/28	B1	153,814

	Independent Power And Renewable Electricity Prod – 0.2% (0.1% of Total Investments)

1,322	Vistra Operations Company LLC, Term Loan B3, First Lien	3.906%	1-Month LIBOR	1.750%	12/31/25	BBB–	1,300,725

	Insurance – 7.0% (4.3% of Total Investments)

16,605	Acrisure, LLC, Term Loan B	5.872%	1-Month LIBOR	3.500%	2/15/27	B	15,840,129
6,094	Alliant Holdings Intermediate, LLC, Term Loan B4	5.656%	1-Month LIBOR	3.500%	11/12/27	B	5,900,722
4,979	Asurion LLC, Term Loan B4, Second Lien	7.622%	1-Month LIBOR	5.250%	1/15/29	B	4,293,143
1,449	Asurion LLC, Term Loan B8	5.622%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,365,929
4,098	Asurion LLC, Term Loan B9	5.622%	1-Month LIBOR	3.250%	7/31/27	Ba3	3,866,110
1,985	Broadstreet Partners, Inc., Term Loan B2	5.622%	1-Month LIBOR	3.250%	1/27/27	B1	1,910,563
903	Hub International Limited, Term Loan B	4.000%	2-Month LIBOR	3.250%	4/25/25	B	886,100
14,240	Hub International Limited, Term Loan B	5.766%	3-Month LIBOR	3.000%	4/25/25	B	13,921,953
246	Ryan Specialty Group, LLC, Term Loan	5.427%	SOFR30A	3.000%	9/01/27	BB–	239,688
7,775	USI, Inc., Term Loan	5.250%	3-Month LIBOR	3.000%	5/16/24	B	7,661,288
1,950	USI, Inc., Term Loan B	5.500%	3-Month LIBOR	3.250%	12/02/26	B	1,905,197
60,324	Total Insurance						57,790,822

	Interactive Media & Services – 0.6% (0.3% of Total Investments)

1,337	Adevinta ASA, Term Loan B	5.250%	3-Month LIBOR	3.000%	6/25/28	BB+	1,288,887
3,711	Rackspace Technology Global, Inc., Term Loan B	4.160%	3-Month LIBOR	2.750%	2/09/28	B+	3,420,837
5,048	Total Interactive Media & Services						4,709,724

	Internet & Direct Marketing Retail – 0.7% (0.4% of Total Investments)

3,950	CNT Holdings I Corp, Term Loan	5.372%	1-Month LIBOR	3.500%	11/08/27	B	3,839,203
280	Medical Solutions Holdings, Inc., Term Loan (6)	0.05543	3-Month LIBOR	3.500%	11/01/23	B1	270,550
1,505	Medical Solutions Holdings, Inc., Term Loan, First Lien	6.377%	3-Month LIBOR	3.500%	11/01/28	B1	1,454,037
5,735	Total Internet & Direct Marketing Retail						5,563,790

	IT Services – 5.6% (3.4% of Total Investments)

2,135	Ahead DB Holdings, LLC, Term Loan B	6.010%	3-Month LIBOR	3.750%	10/16/27	B+	2,076,501
2,497	Peraton Corp., Term Loan B	6.122%	1-Month LIBOR	3.750%	2/01/28	BB–	2,432,785
16,180	Sabre GLBL Inc., Term Loan B	4.372%	1-Month LIBOR	2.000%	2/22/24	Ba3	15,792,680
8,125	Syniverse Holdings, Inc., Term Loan	8.286%	CME Term SOFR 3 Month	7.000%	5/10/29	B–	7,297,266
10,884	Tempo Acquisition LLC, Term Loan B	5.327%	SOFR30A	3.000%	8/31/28	BB–	10,693,243
7,844	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 3.500%, PIK 6.500%)	3.750%	3-Month LIBOR	1.500%	2/28/25	B–	7,651,240
47,665	Total IT Services						45,943,715

	Leisure Products – 1.6% (1.0% of Total Investments)

12,425	Hayward Industries, Inc., Term Loan	4.872%	1-Month LIBOR	2.500%	5/28/28	BB	11,919,149
1,456	SRAM, LLC , Term Loan B	5.050%	1 + 3-Month LIBOR	2.750%	5/18/28	BB–	1,403,525
13,881	Total Leisure Products						13,322,674

	Life Sciences Tools & Services – 1.6% (1.0% of Total Investments)

1,348	Avantor Funding, Inc., Term Loan B5	4.622%	1-Month LIBOR	2.250%	11/06/27	BB+	1,325,623
12,228	Curia Global, Inc., Term Loan	6.556%	3-Month LIBOR	3.750%	8/30/26	B	11,840,503
213	ICON Luxembourg S.A.R.L., Term Loan	4.563%	3-Month LIBOR	2.250%	7/01/28	BB+	209,930
13,789	Total Life Sciences Tools & Services						13,376,056

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery – 2.7% (1.7% of Total Investments)

$6,000	Ali Group North America Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	$5,892,510
1,948	Alliance Laundry Systems LLC, Term Loan B	5.955%	3-Month LIBOR	3.500%	10/08/27	B	1,896,447
12,256	Gardner Denver, Inc., Term Loan B2	4.177%	1-Month LIBOR	1.750%	2/28/27	BB+	12,058,083
1,325	Grinding Media Inc., Term Loan B	4.796%	3-Month LIBOR	4.000%	10/12/28	B	1,242,176
1,485	Madison IAQ LLC, Term Loan	4.524%	6-Month LIBOR	3.250%	6/21/28	B1	1,416,586
23,014	Total Machinery						22,505,802

	Marine – 0.3% (0.2% of Total Investments)

2,782	HGIM Corp., Exit Term Loan	9.750%	Prime	6.000%	7/02/23	CCC+	2,639,947

	Media – 12.6% (7.7% of Total Investments)

3,665	ABG Intermediate Holdings 2 LLC, Term Loan B1	5.927%	SOFR30A	3.500%	12/21/28	B1	3,543,597
720	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	8.427%	SOFR30A	6.000%	12/20/29	CCC+	663,300
976	Altice Financing SA, Term Loan, First Lien	5.262%	3-Month LIBOR	2.750%	1/31/26	B	924,903
1,980	Cable One, Inc., Term Loan B4	4.372%	1-Month LIBOR	2.000%	5/03/28	BB+	1,910,205
4,863	Cengage Learning, Inc., Term Loan B	7.814%	3-Month LIBOR	4.750%	7/14/26	B	4,471,807
7,566	Charter Communications Operating, LLC, Term Loan B2	4.130%	1-Month LIBOR	1.750%	2/01/27	BBB–	7,341,053
401	Checkout Holding Corp., First Out Term Loan	9.872%	1-Month LIBOR	7.500%	2/15/23	N/R	337,549
763	Checkout Holding Corp., Last Out Term Loan, (cash 2.000, PIK 9.500%)	9.500%	1-Month LIBOR	9.500%	8/15/23	N/R	268,168
10,139	Clear Channel Outdoor Holdings, Inc., Term Loan B	6.306%	1 + 3-Month LIBOR	3.500%	8/21/26	B1	9,277,599
6,814	Cogeco Communications Finance (USA), LP, Term Loan B	4.372%	1-Month LIBOR	2.000%	1/04/25	BB	6,643,921
9,699	CSC Holdings, LLC, Term Loan	4.249%	1-Month LIBOR	2.250%	1/15/26	BB	9,398,627
976	CSC Holdings, LLC, Term Loan B1	4.249%	1-Month LIBOR	2.250%	7/17/25	BB	945,879
7,756	CSC Holdings, LLC, Term Loan B5	4.499%	1-Month LIBOR	2.500%	4/15/27	BB	7,468,495
8,833	DirecTV Financing, LLC, Term Loan	7.372%	1-Month LIBOR	5.000%	8/02/27	BBB–	8,371,223
2,917	Fleet U.S. Bidco Inc., Term Loan B	5.372%	1-Month LIBOR	3.000%	10/07/26	B+	2,873,738
4,122	Gray Television, Inc., Term Loan B	4.213%	1-Month LIBOR	2.500%	2/07/24	BB+	4,079,554
4,280	Gray Television, Inc., Term Loan C	4.213%	1-Month LIBOR	2.500%	1/02/26	BB+	4,179,986
3,406	iHeartCommunications, Inc., Term Loan	5.372%	1-Month LIBOR	3.000%	5/01/26	BB–	3,233,027
3,970	McGraw-Hill Global Education Holdings, LLC, Term Loan	5.554%	6-Month LIBOR	4.750%	7/30/28	BB+	3,776,463
411	Mission Broadcasting, Inc., Term Loan B	4.213%	1-Month LIBOR	2.500%	6/03/28	BBB–	400,408
1,122	Nexstar Broadcasting, Inc., Term Loan B4	4.872%	1-Month LIBOR	2.500%	9/19/26	BBB–	1,111,515
740	Outfront Media Capital LLC, Term Loan B	4.122%	1-Month LIBOR	1.750%	11/18/26	Ba1	715,025
677	Radiate Holdco, LLC, Term Loan B	5.622%	1-Month LIBOR	3.250%	9/25/26	B1	642,402
8,798	Virgin Media Bristol LLC, Term Loan N	4.499%	1-Month LIBOR	2.500%	1/31/28	BB+	8,598,197
12,926	Ziggo Financing Partnership, Term Loan I	4.499%	1-Month LIBOR	2.500%	4/30/28	BB	12,617,945
108,520	Total Media						103,794,586

	Multiline Retail – 0.1% (0.1% of Total Investments)

1,539	Belk, Inc., Term Loan	13.000%	3-Month LIBOR	13.000%	7/31/25	CCC–	584,267
328	Belk, Inc., Term Loan, (cash 5.000%, PIK 8.000%)	9.006%	3-Month LIBOR	7.500%	7/31/25	B–	295,865
1,867	Total Multiline Retail						880,132

	Oil, Gas & Consumable Fuels – 3.1% (1.9% of Total Investments)

13,382	Buckeye Partners, L.P., Term Loan B	3.916%	1-Month LIBOR	2.250%	11/01/26	BBB–	13,160,355
323	EG America LLC, Term Loan	6.250%	3-Month LIBOR	4.000%	2/05/25	B–	306,997
3,908	EG Group Limited, Term Loan B	6.250%	3-Month LIBOR	4.000%	2/05/25	B–	3,714,162
2,526	Freeport LNG Investments, LLLP, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	N/R	2,386,571
2,527	Gulf Finance, LLC, Term Loan	8.540%	1-Month LIBOR	6.750%	8/25/26	B	1,935,035
1,608	QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	10.372%	1-Month LIBOR	8.000%	8/27/26	B	1,602,526
2,985	TransMontaigne Operating Company L.P., Term Loan B	5.656%	1-Month LIBOR	3.500%	11/05/28	BB	2,875,719
27,259	Total Oil, Gas & Consumable Fuels						25,981,365

Principal Amount (000)		Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

		Personal Products – 2.2% (1.3% of Total Investments)

$1,737		Conair Holdings, LLC, Term Loan B	6.000%	3-Month LIBOR	3.750%	5/17/28	B–	$1,482,857
6,538		Coty Inc., Term Loan B	4.057%	1-Month LIBOR	2.250%	4/05/25	BB–	6,323,783
4		kdc/one Development Corporation, Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/21/25	N/R	4,112
—	(7)	Kronos Acquisition Holdings Inc., Term Loan B	6.122%	1-Month LIBOR	3.750%	12/22/26	B2	26
14,782		Revlon Consumer Products Corporation, Term Loan B, (5), (8)	5.576%	6-Month LIBOR	3.500%	9/07/23	N/R	10,134,946
23,061		Total Personal Products						17,945,724

		Pharmaceuticals – 2.1% (1.3% of Total Investments)

3,902		Bausch Health Companies Inc., Term Loan B	7.174%	SOFR30A	5.250%	1/27/27	BB	3,294,768
247		Catalent Pharma Solutions Inc., Term Loan B3	4.250%	1-Month LIBOR	2.000%	2/22/28	BBB–	243,951
5,470		Jazz Financing Lux S.a.r.l., Term Loan	5.872%	1-Month LIBOR	3.500%	5/05/28	BB+	5,355,815
4,566		Mallinckrodt International Finance S.A., Term Loan B, (5) (DD1)	6.246%	3-Month LIBOR	5.250%	9/24/24	B	3,902,739
2,792		Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	2,753,237
1,641		Perrigo Investments, LLC, Term Loan B	4.199%	SOFR30A	2.500%	4/05/29	Baa3	1,620,488
18,618		Total Pharmaceuticals						17,170,998

		Professional Services – 2.4% (1.5% of Total Investments)

908		CHG Healthcare Services Inc., Term Loan	4.916%	3-Month LIBOR	3.250%	9/30/28	B1	883,568
2,925		Creative Artists Agency, LLC , Term Loan B	6.122%	1-Month LIBOR	3.750%	11/26/26	B	2,876,167
177		Dun & Bradstreet Corporation (The), Term Loan	4.874%	3-Month LIBOR	3.250%	2/08/26	BB+	172,148
1,436		Physician Partners LLC, Term Loan	6.427%	SOFR30A	4.000%	2/01/29	B	1,358,590
750		R1 RCM Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	742,500
13,089		Trans Union, LLC, Term Loan B5	4.122%	1-Month LIBOR	1.750%	11/13/26	BBB–	12,678,888
1,485		Verscend Holding Corp., Term Loan B	6.372%	1-Month LIBOR	4.000%	8/27/25	BB–	1,449,615
20,770		Total Professional Services						20,161,476

		Real Estate Management & Development – 0.8% (0.5% of Total Investments)

5,543		Brookfield Property REIT Inc., Term Loan B, First Lien	4.927%	SOFR30A	2.500%	8/24/25	BB+	5,378,032
1,500		Cushman & Wakefield PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,455,803
7,043		Total Real Estate Management & Development						6,833,835

		Road & Rail – 0.3% (0.2% of Total Investments)

2,128		Hertz Corporation, (The), Term Loan B	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	2,049,596
405		Hertz Corporation, (The), Term Loan C	5.630%	1-Month LIBOR	3.250%	6/30/28	BB+	389,776
2,533		Total Road & Rail						2,439,372

		Semiconductors & Semiconductor Equipment – 0.6% (0.4% of Total Investments)

10,335		Bright Bidco B.V., Term Loan B, (DD1)	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	4,072,839
1,026		Entegris, Inc., Term Loan B	5.597%	3-Month LIBOR	3.000%	7/06/29	Baa3	1,015,525
11,361		Total Semiconductors & Semiconductor Equipment						5,088,364

		Software – 17.1% (10.4% of Total Investments)

2,617		Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	2,538,393
1,963		Avaya, Inc., Term Loan	12.481%	SOFR90A	10.000%	12/15/27	BB–	1,246,505
5,324		Banff Merger Sub Inc, Term Loan	6.122%	1-Month LIBOR	3.750%	10/02/25	B2	5,140,126
1,010		CCC Intelligent Solutions Inc., Term Loan B	4.500%	3-Month LIBOR	2.250%	9/21/28	B1	984,995
4,670		CDK Global, Inc., Term Loan B	6.610%	SOFR90A	4.500%	6/09/29	B+	4,548,603
2,877		Ceridian HCM Holding Inc., Term Loan B	4.166%	1-Month LIBOR	2.500%	4/30/25	B+	2,789,223
4,000		DTI Holdco, Inc., Term Loan	7.327%	SOFR90A	4.750%	4/21/29	B2	3,762,500
3,500		Dynatrace LLC, Term Loan, First Lien	4.622%	1-Month LIBOR	2.250%	8/23/25	BB+	3,476,106
12,643		Emerald TopCo Inc, Term Loan	5.872%	1-Month LIBOR	3.500%	7/25/26	B2	11,891,852
9,899		Epicor Software Corporation, Term Loan	5.622%	1-Month LIBOR	3.250%	7/31/27	B2	9,463,991
6,007		Finastra USA, Inc., Term Loan, First Lien, (DD1)	6.871%	3-Month LIBOR	3.500%	6/13/24	B+	5,628,644
5,327		Greeneden U.S. Holdings II, LLC, Term Loan B4	6.372%	1-Month LIBOR	4.000%	12/01/27	B2	5,212,337
6,983		Informatica LLC, Term Loan B	5.125%	1-Month LIBOR	2.750%	10/14/28	BB–	6,821,065
2,922		MA FinanceCo., LLC, Term Loan B	5.915%	3-Month LIBOR	4.250%	6/05/25	BB+	2,578,835
1,740		Magenta Buyer LLC, Term Loan, First Lien	7.050%	3-Month LIBOR	4.750%	7/27/28	BB–	1,659,265

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$4,355	McAfee, LLC, Term Loan B	5.699%	1-Month LIBOR + CME Term SOFR 1 Week	4.000%	2/03/29	BB+	$4,174,744
9,000	Nortonlifelock Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	8,783,460
2,484	Polaris Newco LLC, Term Loan B	6.372%	1-Month LIBOR	4.000%	6/04/28	B2	2,365,929
741	Project Ruby Ultimate Parent Corp., Term Loan	5.622%	1-Month LIBOR	3.250%	3/10/28	B	709,689
2,237	Proofpoint, Inc., Term Loan, First Lien	4.825%	3-Month LIBOR	3.250%	8/31/28	BB–	2,154,277
1,074	RealPage, Inc, Term Loan, First Lien	5.372%	1-Month LIBOR	3.000%	4/22/28	B+	1,036,176
5,343	Seattle Spinco, Inc., Term Loan B3	5.122%	1-Month LIBOR	2.750%	6/21/24	BB+	4,982,243
4,278	Seattle Spinco, Inc., Term Loan B5	6.253%	SOFR30A	4.000%	1/14/27	BB+	3,753,967
9,962	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	9,626,059
2,774	SS&C European Holdings Sarl, Term Loan B4	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	2,716,507
3,418	SS&C Technologies Inc., Term Loan B3	4.122%	1-Month LIBOR	1.750%	4/16/25	BB+	3,346,329
7,676	Ultimate Software Group Inc (The), Term Loan	5.535%	3-Month LIBOR	3.250%	5/03/26	B1	7,461,443
14,588	Ultimate Software Group Inc (The), Term Loan B	6.122%	1-Month LIBOR	3.750%	5/03/26	B1	14,222,812
2,233	Vision Solutions, Inc., Term Loan	6.783%	3-Month LIBOR	4.000%	5/28/28	B2	2,074,567
6,444	Zelis Healthcare Corporation, Term Loan	5.213%	1-Month LIBOR	3.500%	9/30/26	B	6,294,114
148,089	Total Software						141,444,756

	Specialty Retail – 3.9% (2.4% of Total Investments)

1,296	Academy, Ltd., Term Loan	5.463%	1-Month LIBOR	3.750%	11/06/27	BB–	1,253,971
1,540	Avis Budget Car Rental, LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,455,731
2,553	Avis Budget Car Rental, LLC, Term Loan C, (DD1)	5.927%	SOFR30A	3.500%	3/15/29	BB+	2,508,119
763	Driven Holdings, LLC, Term Loan B	3.517%	3-Month LIBOR	3.000%	12/17/28	B2	740,195
2,882	Jo-Ann Stores, Inc., Term Loan B1	7.516%	3-Month LIBOR	4.750%	6/30/28	B–	1,963,562
2,841	LBM Acquisition LLC, Term Loan B	5.416%	1-Week LIBOR	3.750%	12/18/27	B+	2,450,982
1,078	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	1,042,474
988	Park River Holdings Inc, Term Loan	5.527%	3-Month LIBOR	3.250%	12/28/27	B+	882,325
16,196	PetSmart, Inc., Term Loan B	6.120%	1-Month LIBOR	3.750%	2/12/28	BB–	15,653,092
3,970	Restoration Hardware, Inc., Term Loan B	4.872%	1-Month LIBOR	2.500%	10/15/28	BB	3,607,241
761	SRS Distribution Inc., Term Loan	6.177%	SOFR90A	3.500%	6/04/28	B2	727,558
34,868	Total Specialty Retail						32,285,250

	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)

3,217	Birkenstock GmbH & Co. KG, Term Loan B	5.098%	6-Month LIBOR	3.250%	4/28/28	BB–	3,020,428
641	New Trojan Parent, Inc., Term Loan, First Lien	5.150%	1-Month LIBOR	3.250%	1/06/28	B	572,661
3,858	Total Textiles, Apparel & Luxury Goods						3,593,089

	Trading Companies & Distributors – 1.8% (1.1% of Total Investments)

13,689	Core & Main LP, Term Loan B	4.800%	3-Month LIBOR	2.500%	6/10/28	Ba3	13,256,765
1,481	Resideo Funding Inc., Term Loan	4.220%	1 + 3-Month LIBOR	2.250%	2/12/28	BBB–	1,449,151
9	Univar Solutions USA Inc., Term Loan B6	4.122%	1-Month LIBOR	1.750%	6/03/28	BBB–	8,403
15,179	Total Trading Companies & Distributors						14,714,319

	Transportation Infrastructure – 0.5% (0.3% of Total Investments)

2,213	Brown Group Holding, LLC, Term Loan B	4.872%	1-Month LIBOR	2.500%	4/22/28	B+	2,135,478
1,800	Brown Group Holding, LLC, Term Loan B2	6.327%	SOFR30A	3.750%	6/09/29	B+	1,767,186
4,013	Total Transportation Infrastructure						3,902,664

	Wireless Telecommunication Services – 1.2% (0.7% of Total Investments)

1,485	GOGO Intermediate Holdings LLC, Term Loan B	6.556%	3-Month LIBOR	3.750%	4/30/28	B+	1,451,959
7,602	Intelsat Jackson Holdings S.A., Term Loan B	4.920%	SOFR180A	4.250%	1/27/29	BB–	7,205,943
1,485	MetroNet Systems Holdings, LLC, Term Loan, First Lien	5.694%	SOFR30A	3.750%	6/02/28	B	1,421,941
10,572	Total Wireless Telecommunication Services						10,079,843
1,216,729	Total Variable Rate Senior Loan Interests (cost $1,201,220,429)						1,136,207,578

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 22.9% (14.0% of Total Investments)

	Airlines – 0.9% (0.6% of Total Investments)

$5,000	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A (9)	6.500%	6/20/27	Baa3	$5,049,950
1,623	United Airlines Inc, 144A (9)	4.625%	4/15/29	Ba1	1,495,189
1,201	United Airlines Inc, 144A (9)	4.375%	4/15/26	Ba1	1,152,960
7,824	Total Airlines				7,698,099

	Auto Components – 0.4% (0.3% of Total Investments)

2,699	Clarios Global LP / Clarios US Finance Co, 144A (9)	6.250%	5/15/26	B1	2,715,599
1,000	Hertz Corp/The, 144A	5.000%	12/01/29	B+	855,045
3,699	Total Auto Components				3,570,644

	Capital Markets – 0.1% (0.1% of Total Investments)

1,000	LPL Holdings Inc, 144A (9)	4.625%	11/15/27	BB	969,190

	Chemicals – 0.2% (0.1% of Total Investments)

2,138	Rayonier AM Products Inc, 144A (9)	7.625%	1/15/26	B+	1,913,510

	Commercial Services & Supplies – 1.0% (0.6% of Total Investments)

1,200	GFL Environmental Inc, 144A (9)	5.125%	12/15/26	BB–	1,207,812
2,650	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (9)	6.250%	1/15/28	B–	2,429,202
2,500	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (9)	3.375%	8/31/27	BB–	2,280,050
2,316	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (9)	5.750%	4/15/26	BB–	2,353,681
8,666	Total Commercial Services & Supplies				8,270,745

	Communications Equipment – 1.9% (1.1% of Total Investments)

16,759	Avaya Inc, 144A (9)	6.125%	9/15/28	BB–	7,872,205
2,250	Commscope Inc, 144A (9)	8.250%	3/01/27	CCC+	1,957,500
6,750	CommScope Technologies LLC, 144A (9)	5.000%	3/15/27	CCC+	5,549,749
25,759	Total Communications Equipment				15,379,454

	Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

2,000	Frontier Communications Holdings LLC	5.875%	11/01/29	CCC+	1,680,000
6,313	Frontier Communications Holdings LLC, 144A (9)	5.875%	10/15/27	BB+	6,219,189
8,313	Total Diversified Telecommunication Services				7,899,189

	Electric Utilities – 0.0% (0.0% of Total Investments)

3,750	Bruce Mansfield Unit 1 2007 Pass Through Trust (5)	6.850%	6/01/34	N/R	4,687

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

3,206	Imola Merger Corp, 144A (9)	4.750%	5/15/29	BB+	2,997,610

	Entertainment – 1.2% (0.7% of Total Investments)

10,390	AMC Entertainment Holdings Inc, 144A (9)	10.000%	6/15/26	CCC–	8,219,633
4,040	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	888,800
5,750	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	531,875
20,180	Total Entertainment				9,640,308

	Food & Staples Retailing – 0.5% (0.3% of Total Investments)

4,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A (9)	4.625%	1/15/27	BB	3,778,764

	Food Products – 0.2% (0.1% of Total Investments)

2,000	H-Food Holdings LLC / Hearthside Finance Co Inc, 144A (9)	8.500%	6/01/26	CCC	1,325,142

	Health Care Providers & Services – 2.8% (1.7% of Total Investments)

725	CHS/Community Health Systems Inc, 144A (9)	8.000%	12/15/27	BB–	688,750
1,215	CHS/Community Health Systems Inc, 144A (9)	8.000%	3/15/26	BB–	1,160,325
2,000	CHS/Community Health Systems Inc, 144A (9)	6.875%	4/15/29	CCC	1,110,000
4,750	Legacy LifePoint Health LLC, 144A (9)	4.375%	2/15/27	B1	4,215,625
6,871	LifePoint Health Inc, 144A (9)	5.375%	1/15/29	CCC+	5,301,664
2,225	Team Health Holdings Inc, 144A (9)	6.375%	2/01/25	CCC	1,516,601
1,201	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	1,182,865

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services (continued)

$8,500	Tenet Healthcare Corp, 144A (9)	6.125%	10/01/28	B+	$8,287,500
27,487	Total Health Care Providers & Services				23,463,330

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

1,193	1011778 BC ULC / New Red Finance Inc, 144A (9)	3.500%	2/15/29	BB+	1,086,799
1,918	1011778 BC ULC / New Red Finance Inc, 144A (9)	4.000%	10/15/30	B+	1,668,660
1,623	Caesars Entertainment Inc, 144A (9)	6.250%	7/01/25	B1	1,618,943
1,201	Life Time Inc, 144A (9)	5.750%	1/15/26	B	1,128,964
5,935	Total Hotels, Restaurants & Leisure				5,503,366

	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)

3,890	Talen Energy Supply LLC, 144A (5)	7.625%	6/01/28	N/R	3,856,053

	Insurance – 0.1% (0.0% of Total Investments)

625	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A (9)	4.250%	10/15/27	B	582,544

	Interactive Media & Services – 0.4% (0.3% of Total Investments)

4,391	Rackspace Technology Global Inc, 144A (9)	3.500%	2/15/28	B+	3,629,039

	IT Services – 0.3% (0.2% of Total Investments)

2,988	Ahead DB Holdings LLC, 144A (9)	6.625%	5/01/28	CCC+	2,758,193

	Media – 2.8% (1.7% of Total Investments)

3,000	Clear Channel Outdoor Holdings Inc, 144A (9)	5.125%	8/15/27	B1	2,774,460
2,400	Clear Channel Outdoor Holdings Inc, 144A (9)	7.500%	6/01/29	CCC	1,932,000
3,675	Clear Channel Outdoor Holdings Inc, 144A (9)	7.750%	4/15/28	CCC	2,955,876
5,466	CSC Holdings LLC, 144A (9)	3.375%	2/15/31	BB	4,372,800
5,000	Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A (9)	5.875%	8/15/27	BBB–	4,657,950
18	iHeartCommunications Inc	6.375%	5/01/26	BB–	17,309
2,799	McGraw-Hill Education Inc, 144A (9)	5.750%	8/01/28	BB+	2,510,451
3,990	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	3,558,322
26,348	Total Media				22,779,168

	Metals & Mining – 0.5% (0.3% of Total Investments)

2,120	First Quantum Minerals Ltd, 144A (9)	6.875%	10/15/27	B+	2,019,300
2,000	First Quantum Minerals Ltd, 144A (9)	6.500%	3/01/24	B+	1,985,000
4,120	Total Metals & Mining				4,004,300

	Oil, Gas & Consumable Fuels – 2.7% (1.7% of Total Investments)

2,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A (9)	8.125%	1/15/27	B–	1,722,660
2,000	Citgo Petroleum Corp, 144A (9)	7.000%	6/15/25	BB	1,969,900
1,450	Gulfport Energy Corp, 144A (9)	8.000%	5/17/26	BB–	1,457,003
3,201	Hilcorp Energy I LP / Hilcorp Finance Co, 144A (9)	6.250%	11/01/28	BB+	3,099,992
1,535	Laredo Petroleum Inc (9)	9.500%	1/15/25	B	1,572,700
3,700	Matador Resources Co (9)	5.875%	9/15/26	BB–	3,764,750
1,201	MEG Energy Corp, 144A (9)	5.875%	2/01/29	BB–	1,140,950
6,503	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A (9)	7.500%	2/01/26	BB–	5,940,946
750	NGL Energy Partners LP / NGL Energy Finance Corp (9)	7.500%	4/15/26	CCC+	566,167
500	NGL Energy Partners LP / NGL Energy Finance Corp (9)	6.125%	3/01/25	CCC+	392,355
500	NGL Energy Partners LP / NGL Energy Finance Corp (9)	7.500%	11/01/23	CCC+	467,275
485	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB–	478,414
23,825	Total Oil, Gas & Consumable Fuels				22,573,112

	Pharmaceuticals – 1.0% (0.6% of Total Investments)

1,000	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	5.875%	10/15/24	Caa2	810,000
913	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	C	59,345
7,000	Horizon Therapeutics USA Inc, 144A (9)	5.500%	8/01/27	Ba2	6,943,300
362	Par Pharmaceutical Inc, 144A (9)	7.500%	4/01/27	Caa2	291,710
9,275	Total Pharmaceuticals				8,104,355

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Professional Services – 0.2% (0.1% of Total Investments)

$2,000	Verscend Escrow Corp, 144A (9)	9.750%	8/15/26	CCC+	$2,008,910

	Software – 0.6% (0.3% of Total Investments)

1,702	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A (9)	5.750%	3/01/25	B–	1,693,780
1,750	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	1,536,456
1,500	SS&C Technologies Inc, 144A (9)	5.500%	9/30/27	B+	1,477,530
4,952	Total Software				4,707,766

	Specialty Retail – 1.1% (0.7% of Total Investments)

3,900	Academy Ltd, 144A (9)	6.000%	11/15/27	BB–	3,615,378
3,525	Hertz Corp/The, 144A	4.625%	12/01/26	B+	3,137,250
1,188	PetSmart Inc / PetSmart Finance Corp, 144A (9)	4.750%	2/15/28	BB–	1,127,388
675	PetSmart Inc / PetSmart Finance Corp, 144A (9)	7.750%	2/15/29	B3	649,836
545	Staples Inc, 144A (9)	7.500%	4/15/26	B	482,325
9,833	Total Specialty Retail				9,012,177

	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)

6,000	Air Lease Corp (9)	3.000%	2/01/30	BBB	5,054,775

	Wireless Telecommunication Services – 0.9% (0.6% of Total Investments)

4,000	Hughes Satellite Systems Corp (9)	5.250%	8/01/26	BBB–	4,058,800
3,990	Vmed O2 UK Financing I PLC, 144A (9)	4.250%	1/31/31	BB+	3,494,801
7,990	Total Wireless Telecommunication Services				7,553,601
230,194	Total Corporate Bonds (cost $213,390,634)				189,038,031

Shares	Description (1)				Value

	COMMON STOCKS – 1.3% (0.8% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

41,905	Cengage Learning Holdings II Inc (10), (11)				$584,575

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

31,033	Quarternorth Energy Holding Inc (10), (11)				3,354,140
31,358	Vantage Drilling International (10), (11)				466,450
	Total Energy Equipment & Services				3,820,590

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

198,883	Millennium Health LLC (8), (11)				9,144
211,860	Millennium Health LLC (8), (11)				30,942
	Total Health Care Providers & Services				40,086

	Independent Power and Renewable Electricity Producers – 0.7% (0.4% of Total Investments)

80,962	Energy Harbor Corp (10), (11), (12)				5,578,282

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

9,796	Catalina Marketing Corp (10), (11)				2,077

	Media – 0.0% (0.0% of Total Investments)

8	Cumulus Media Inc, Class A (11)				63

	Multiline Retail – 0.0% (0.0% of Total Investments)

196	PEABODYENERGY WTS (10), (11)				1,715

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

5,773	California Resources Corp				258,977

	Professional Services – 0.1% (0.1% of Total Investments)

164,471	Skillsoft Corp (11)				631,568
	Total Common Stocks (cost $16,781,542)				10,917,933

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2022

Shares	Description (1)				Value

	WARRANTS – 0.3% (0.2% of Total Investments)

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

17,602	Quarternorth Energy Holding Inc (10)				$1,902,477
72,802	Quarternorth Energy Holding Inc (10)				327,609
37,801	Quarternorth Energy Holding Inc (10)				283,508
	Total Energy Equipment & Services				2,513,594

	Entertainment – 0.0% (0.0% of Total Investments)

266,347	Cineworld Warrant (10)				27,434

	Media – 0.0% (0.0% of Total Investments)

4,644	Tenerity Inc (8)				5

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

629	California Resources Corp				9,183

	Software – 0.0% (0.0% of Total Investments)

37,723	Avaya Holdings Corp (10)				1,056
	Total Warrants (cost $6,752,229)				2,551,272

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2% (0.1% of Total Investments)

$2,000	DISH Network Corp	3.375%	8/15/26	B2	$1,423,089
2,000	Total Convertible Bonds (cost $2,047,171)				1,423,089

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

34,377	Riverbed Technology Inc (10), (11)	0.000%		N/R	$137,507
	Total Convertible Preferred Securities (cost $784,092)				137,507
	Total Long-Term Investments (cost $1,440,976,097)				1,340,275,410

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 1.6% (1.0% of Total Investments)

	INVESTMENT COMPANIES – 1.6% (1.0% of Total Investments)

13,347,241	BlackRock Liquidity Funds T-Fund	1.953% (13)			$13,347,241
	Total Short-Term Investments (cost $13,347,241)				13,347,241
	Total Investments (cost $1,454,323,338) – 163.7%				1,353,622,651
	Borrowings – (29.8)% (14), (15)				(246,000,000)
	Reverse Repurchase Agreements, including accrued interest – (17.2)% (16)				(142,216,236)
	Taxable Fund Preferred Shares, net of deferred offering costs – (16.8)% (17)				(139,290,577)
	Other Assets Less Liabilities – 0.1%				914,733
	Net Assets Applicable to Common Shares – 100%				$827,030,571

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(9)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $168,971,216 have been pledged as collateral for reverse repurchase agreements.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2.

(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(12)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(13)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 18.2%.

(15)

The fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 10.5%.

(17)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.3%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

SOFR 180A	180 Day Average Secured Overnight Financing Rate

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2022

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $362,199,757, $919,643,155, $648,471,485, $243,458,306 and $1,440,976,097, respectively)	$337,082,212	$859,129,403	$605,299,107	$226,611,996	$1,340,275,410
Short-term investments, at value (cost approximates value)	—	8,891,025	10,093,889	5,060,888	13,347,241
Cash	10,855,455	2,449,166	4,304,723	353,805	2,077,920
Cash denominated in foreign currencies (cost $—,$—,$—,$— and $17, respectively)	—	—	—	—	15
Receivable for:
Interest	2,756,231	5,793,572	4,538,640	1,672,319	9,635,849
Investments sold	14,149,790	33,227,627	21,665,158	6,539,140	43,718,919
Reclaims	—	—	—	—	16,645
Other assets	110,268	274,782	132,762	92,093	582,500
Total assets	364,953,956	909,765,575	646,034,279	240,330,241	1,409,654,499
Liabilities
Borrowings	92,800,000	233,400,000	162,100,000	18,000,000	246,000,000
Reverse repurchase agreements, including accrued interest	—	—	—	—	142,216,236
Payable for:
Dividends	1,451,369	3,732,594	2,627,658	971,555	5,604,579
Investments purchased – regular settlement	5,155,507	4,934,284	6,204,632	598,918	433,894
Investments purchased – when-issued/delayed-delivery settlement	12,448,941	31,468,796	21,977,526	9,627,222	45,709,141
Offering costs	—	—	—	—	298,479
Unfunded senior loans	168,382	1,189,306	354,118	351,317	763,143
Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs (liquidation preference $40,000,000, $100,000,000, $75,000,000, $70,000,000 and $140,000,000, respectively)	39,615,370	99,384,451	74,709,275	69,631,527	139,290,577
Accrued expenses:
Interest	19,098	50,705	—	45,302	470,940
Management fees	234,346	580,438	413,918	155,245	929,097
Trustees fees	96,262	183,020	116,457	22,612	463,622
Other	96,298	449,544	60,972	74,298	444,220
Total liabilities	152,085,573	375,373,138	268,564,556	99,477,996	582,623,928
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$212,868,383	$534,392,437	$377,469,723	$140,852,245	$827,030,571
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,085,648	135,609,290
Net asset value (“NAV”) per common share outstanding	$5.51	$9.39	$9.31	$13.97	$6.10
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,856	$1,356,093
Paid-in-surplus	284,412,722	702,273,610	498,026,492	189,983,844	1,151,113,520
Total distributable earnings (loss)	(71,930,454)	(168,450,358)	(120,962,181)	(49,232,455)	(325,439,042)
Net assets applicable to common shares	$212,868,383	$534,392,437	$377,469,723	$140,852,245	$827,030,571
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2022

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$17,369,277	$42,810,889	$30,776,249	$11,998,438	$67,019,669
Fees	480,781	1,463,645	740,509	263,695	1,270,114
Total investment income	17,850,058	44,274,534	31,516,758	12,262,133	68,289,783
Expenses
Management fees	2,933,281	7,263,725	5,170,255	1,951,266	11,726,736
Interest expense and amortization of offering costs	1,884,399	3,617,204	3,245,939	729,964	8,060,011
Liquidity fees	—	877,749	—	599,966	171,108
Remarketing fees	—	101,390	—	70,971	21,000
Custodian fees	106,686	194,011	152,729	87,122	270,164
Trustees fees	11,258	28,266	19,960	7,492	45,023
Professional fees	97,585	141,460	109,743	100,876	334,982
Shareholder reporting expenses	48,684	89,085	73,458	19,662	212,800
Shareholder servicing agent fees	1,577	4,197	5,532	703	3,484
Stock exchange listing fees	11,358	16,744	11,926	7,175	39,894
Investor relations expenses	77,589	153,562	120,458	31,489	309,512
Other	54,818	39,762	35,120	49,716	34,913
Total expenses	5,227,235	12,527,155	8,945,120	3,656,402	21,229,627
Net investment income (loss)	12,622,823	31,747,379	22,571,638	8,605,731	47,060,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(3,252,535)	(6,113,575)	(3,846,944)	(3,095,456)	(15,170,323)
Change in net unrealized appreciation (depreciation) of
investments and foreign currency	(15,788,743)	(40,639,786)	(29,259,629)	(10,560,146)	(77,831,207)
Net realized and unrealized gain (loss)	(19,041,278)	(46,753,361)	(33,106,573)	(13,655,602)	(93,001,530)
Net increase (decrease) in net assets applicable to common shares from operations	$(6,418,455)	$(15,005,982)	$(10,534,935)	$(5,049,871)	$(45,941,374)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NSL		JFR
	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/22	Year Ended 7/31/21
Operations
Net investment income (loss)	$12,622,823	$12,511,395	$31,747,379	$30,818,550
Net realized gain (loss) from:
Investments and foreign currency	(3,252,535)	(6,289,690)	(6,113,575)	(13,015,328)
Swaps	—	—	—	700,593
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,788,743)	30,109,941	(40,639,786)	72,362,728
Swaps	—	—	—	(712,604)
Net increase (decrease) in net assets applicable to common shares from operations	(6,418,455)	36,331,646	(15,005,982)	90,153,939
Distributions to Common Shareholders
Dividends	(13,508,860)	(14,807,499)	(35,004,216)	(35,545,583)
Return of Capital	(2,418,372)	—	(5,066,385)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,927,232)	(14,807,499)	(40,070,601)	(35,545,583)
Net increase (decrease) in net assets applicable to common shares	(22,345,687)	21,524,147	(55,076,583)	54,608,356
Net assets applicable to common shares at the beginning of period	235,214,070	213,689,923	589,469,020	534,860,664
Net assets applicable to common shares at the end of period	$212,868,383	$235,214,070	$534,392,437	$589,469,020

See accompanying notes to financial statements.

	JRO		JSD
	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/22	Year Ended 7/31/21
Operations
Net investment income (loss)	$22,571,638	$21,709,499	$8,605,731	$8,086,949
Net realized gain (loss) from:
Investments and foreign currency	(3,846,944)	(9,129,575)	(3,095,456)	(4,645,577)
Swaps	—	573,213	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,259,629)	51,259,397	(10,560,146)	21,559,851
Swaps	—	(583,039)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(10,534,935)	63,829,495	(5,049,871)	25,001,223
Distributions to Common Shareholders
Dividends	(24,262,762)	(24,932,849)	(9,578,145)	(9,490,595)
Return of Capital	(4,035,008)	—	(1,011,785)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(28,297,770)	(24,932,849)	(10,589,930)	(9,490,595)
Net increase (decrease) in net assets applicable to common shares	(38,832,705)	38,896,646	(15,639,801)	15,510,628
Net assets applicable to common shares at the beginning of period	416,302,428	377,405,782	156,492,046	140,981,418
Net assets applicable to common shares at the end of period	$377,469,723	$416,302,428	$140,852,245	$156,492,046

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JQC
	Year Ended 7/31/22	Year Ended 7/31/21
Operations
Net investment income (loss)	$47,060,156	$43,882,774
Net realized gain (loss) from:
Investments and foreign currency	(15,170,323)	(6,889,132)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(77,831,207)	83,403,124
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(45,941,374)	120,396,766
Distributions to Common Shareholders
Dividends	(47,176,021)	(40,633,984)
Return of Capital	(17,563,855)	(74,850,888)
Decrease in net assets applicable to common shares from distributions to common shareholders	(64,739,876)	(115,484,872)
Net increase (decrease) in net assets applicable to common shares	(110,681,250)	4,911,894
Net assets applicable to common shares at the beginning of period	937,711,821	932,799,927
Net assets applicable to common shares at the end of period	$827,030,571	$937,711,821

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2022

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(6,418,455)	$(15,005,982)	$(10,534,935)	$(5,049,871)	$(45,941,374)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(133,252,519)	(348,025,497)	(237,083,253)	(93,979,052)	(489,716,676)
Proceeds from sales and maturities of investments	140,653,369	364,006,642	244,330,115	97,197,763	567,977,816
Proceeds from (Purchase of) short-term investments, net	10,416,772	31,366,860	16,266,315	5,638,480	48,836
Payment-in-kind distributions	(242,857)	(3,070,139)	(336,330)	(1,035,678)	(1,353,526)
Proceeds from litigation settlement	—	—	—	—	47,336
Amortization (Accretion) of premiums and discounts, net	(1,470,420)	(3,166,251)	(2,498,493)	(1,071,951)	(3,755,858)
Amortization of deferred offering costs	46,577	73,066	34,861	50,771	10,577
(Increase) Decrease in:
Receivable for interest	(530,662)	(988,335)	(742,098)	(294,130)	(1,174,459)
Receivable for investments sold	5,360,055	709,457	10,164,240	2,452,551	5,398,233
Other assets	6,221	56,551	4,709	(4,825)	(46,598)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	4,322,284	2,768,397	4,819,416	31,409	(8,367,517)
Payable for investments purchased – when-issued/delayed	(8,849,614)	(27,996,445)	(20,931,124)	(5,222,546)	(34,250,915)
Payable for unfunded senior loans	(1,528,542)	(885,252)	(2,755,662)	(197,695)	(1,078,619)
Payable for offering costs	—	—	—	—	298,479
Accrued management fees	(18,677)	(45,827)	(31,738)	(13,233)	(92,782)
Accrued interest	(56,182)	(135,471)	(127,620)	29,905	136,587
Accrued Trustees fees	(16,171)	(28,313)	(17,651)	(2,616)	(78,460)
Accrued other expenses	(65,650)	(105,766)	(121,983)	(48,187)	(148,055)
Net realized (gain) loss from investments and foreign currency	3,252,535	6,113,575	3,846,944	3,095,456	15,170,323
Change in net unrealized (appreciation) depreciation of investments and foreign currency	15,788,743	40,639,786	29,259,629	10,560,146	77,831,207
Net cash provided by (used in) operating activities	27,396,807	46,281,056	33,545,342	12,136,697	80,914,555
Cash Flow from Financing Activities:
(Payments for) deferred offering costs	—	—	—	—	(720,000)
(Repayments of) borrowings	(1,500,000)	(5,000,000)	(2,400,000)	(1,500,000)	(156,000,000)
Proceeds from TFP Shares issued, at liquidation preference	—	—	—	—	140,000,000
Increase (Decrease) in cash overdraft	—	—	—	(53)	(186)
Cash distributions paid to common shareholders	(15,761,120)	(39,619,025)	(27,973,545)	(10,456,817)	(65,906,843)
Net cash provided by (used in) financing activities	(17,261,120)	(44,619,025)	(30,373,545)	(11,956,870)	(82,627,029)
Net Increase (Decrease) in Cash and cash denominated in foreign currencies	10,135,687	1,662,031	3,171,797	179,827	(1,712,474)
Cash and cash denominated in foreign currencies at the beginning of period	719,768	787,135	1,132,926	173,978	3,790,409
Cash and cash denominated in foreign currencies at the end of period	$10,855,455	$2,449,166	4,304,723	353,805	$2,077,935

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the statement of assets and liabilities:
Cash	$10,855,455	$2,449,166	$4,304,723	$353,805	$2,077,920
Cash denominated in foreign currencies	—	—	—	—	15
Total cash and cash denominated in foreign currencies	$10,855,455	$2,449,166	$4,304,723	$353,805	$2,077,935

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing and amortization of offering costs)	$1,864,945	$3,634,291	$3,338,461	$615,352	$7,895,217

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2022	$6.09	$0.33	$(0.50)	$(0.17)	$(0.35)	$—	$(0.06)	$(0.41)	$—		$—		$5.51	$5.02
2021	5.53	0.32	0.62	0.94	(0.38)	—	—	(0.38)	—		—		6.09	5.74
2020	6.59	0.38	(1.02)	(0.64)	(0.42)	—	—	(0.42)	—		—		5.53	4.78
2019	6.91	0.45	(0.33)	0.12	(0.44)	—	—	(0.44)	—	*	—		6.59	5.90
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	—	(0.45)	—		—		6.91	6.13

JFR
Year Ended 7/31:
2022	10.36	0.56	(0.83)	(0.27)	(0.61)	—	(0.09)	(0.70)	—		—		9.39	8.84
2021	9.40	0.54	1.04	1.58	(0.62)	—	—	(0.62)	—		—		10.36	9.76
2020	11.04	0.60	(1.54)	(0.94)	(0.70)	—	—	(0.70)	—		—		9.40	8.03
2019	11.55	0.70	(0.48)	0.22	(0.73)	—	—	(0.73)	—		—		11.04	9.76
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	—	(0.77)	—		—	*	11.55	10.30

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(3.03)%	(5.84)%	$212,868	2.27%	5.48%	37%
17.48	28.97	235,214	2.20	5.49	43
(9.89)	(12.19)	213,690	3.05	6.28	43
1.81	3.60	254,487	3.26	6.77	31
5.91	(3.78)	266,752	2.90	6.24	29

(2.84)	(2.59)	534,392	2.17	5.49	38
17.36	30.14	589,469	2.20	5.39	43
(8.82)	(10.98)	534,861	3.01	5.93	44
2.03	1.98	628,218	3.43	6.25	32
5.01	(6.64)	657,157	2.99	5.68	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements and Reverse Repurchase Agreements), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2022	0.82%
2021	0.73
2020	1.60
2019	1.84
2018	1.46

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2022	0.80%
2021	0.82
2020	1.64
2019	2.07
2018	1.61

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2022	$10.27	$0.56	$(0.82)	$(0.26)	$(0.60)	$—	$(0.10)	$(0.70)	$—		$—		$9.31	$8.67
2021	9.31	0.54	1.04	1.58	(0.62)	—	—	(0.62)	—		—		10.27	9.69
2020	10.94	0.59	(1.53)	(0.94)	(0.69)	—	—	(0.69)	—		—		9.31	7.97
2019	11.47	0.70	(0.49)	0.21	(0.74)	—	—	(0.74)	—	*	—		10.94	9.70
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	—	(0.80)	—		—	*	11.47	10.23

JSD
Year Ended 7/31:
2022	15.52	0.85	(1.35)	(0.50)	(0.95)	—	(0.10)	(1.05)	—		—		13.97	12.63
2021	13.98	0.80	1.68	2.48	(0.94)	—	—	(0.94)	—		—		15.52	14.40
2020	16.89	0.96	(2.79)	(1.83)	(1.08)	—	—	(1.08)	—	*	—		13.98	11.64
2019	17.92	1.19	(0.98)	0.21	(1.24)	—	—	(1.24)	—		—		16.89	15.36
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	—	(1.30)	—		—		17.92	16.67

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.82)%	(3.76)%	$377,470	2.19%	5.53%	37%
17.42	30.14	416,302	2.19	5.39	41
(8.91)	(11.13)	377,406	3.07	5.85	43
1.94	2.19	443,700	3.31	6.37	34
5.06	(7.38)	465,378	2.99	5.77	30

(3.52)	(5.50)	140,852	2.39	5.62	39
18.24	32.61	156,492	2.37	5.35	45
(11.19)	(17.88)	140,981	3.31	6.27	40
1.30	(0.30)	170,487	3.45	6.89	33
6.66	1.33	180,884	2.96	6.69	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements and Reverse Repurchase Agreements), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2022	0.80%
2021	0.79
2020	1.68
2019	1.94
2018	1.59

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2022	0.91%
2021	0.70
2020	1.70
2019	2.00
2018	1.44

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2022	$6.91	$0.35	$(0.68)	$(0.33)	$(0.35)	$—	$(0.13)	$(0.48)	$—		$6.10	$5.50
2021	6.88	0.32	0.56	0.88	(0.30)	—	(0.55)	(0.85)	—		6.91	6.53
2020	8.49	0.39	(0.87)	(0.48)	(0.39)	—	(0.74)	(1.13)	—		6.88	5.88
2019	9.11	0.46	(0.17)	0.29	(0.60)	—	(0.31)	(0.91)	—	*	8.49	7.68
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	—	(0.53)	—		9.11	7.89

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.15)%	(8.93)%	$827,031	2.35%	5.20%	33%
13.42	26.98	937,712	2.22	4.64	43
(5.91)	(9.54)	932,800	3.11	5.11	52
3.43	9.33	1,151,777	3.42	5.25	59
3.64	(3.09)	1,237,262	3.01	4.84	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 - Fund Shares) and/or reverse repurchase agreements and borrowings (as described in Note 9 – Borrowing Arrangements and Reverse Repurchase Agreements), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2022	0.91%
2021	0.80
2020	1.72
2019	2.08
2018	1.67

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares		Term Preferred		Borrowings, TFP Shares, and/or Term Preferred
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2022	$92,800	$3,725	$40,000	$2,603	$—	$—	$2.60
2021	94,300	3,918	40,000	2,751	—	—	2.75
2020	86,200	3,862	—	—	33,000	2,793	2.79
2019	114,000	3,610	—	—	43,000	2,621	2.62
2018	114,000	3,717	—	—	43,000	2,699	2.70

JFR
Year Ended 7/31:
2022	233,400	3,718	100,000	2,603	—	—	2.60
2021	238,400	3,892	100,000	2,742	—	—	2.74
2020	208,100	4,003	—	—	90,000	2,794	2.79
2019	264,500	3,810	—	—	115,000	2,655	2.66
2018	254,300	4,077	—	—	125,200	2,732	2.73

JRO
Year Ended 7/31:
2022	162,100	3,791	75,000	2,592	—	—	2.59
2021	164,500	3,987	75,000	2,738	—	—	2.74
2020	164,900	3,562	—	—	45,000	2,798	2.80
2019	178,800	3,951	—	—	84,000	2,688	2.69
2018	178,800	4,073	—	—	84,000	2,771	2.77

JSD
Year Ended 7/31:
2022	18,000	12,714	70,000	2,601	—	—	2.60
2021	19,500	12,615	70,000	2,749	—	—	2.75
2020	8,500	25,821	70,000	2,796	—	—	2.80
2019	72,000	3,854	—	—	35,000	2,593	2.59
2018	72,000	3,998	—	—	35,000	2,691	2.69

JQC
Year Ended 7/31:
2022	246,000	4,931	140,000	3,143	—	—	3.14
2021	402,000	3,333	—	—	—	—	—
2020	402,000	3,320	—	—	—	—	—
2019	480,000	3,400	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is July 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), also a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding NSL’s, JFR’s, JRO’s and JSD’s Control Share By-Law

On January 14, 2021, the Funds’ Board of Trustees (the “Board”) received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that the Funds (i) rescind the Funds’ by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Funds or the Funds’ shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Funds, certain other Nuveen funds and the Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Developments Regarding JQC’s Control Share By-Law

On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same Control Share By-Law. On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share

Notes to Financial Statements (continued)

By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s by-laws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Dividends to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

NSL, JFR, JRO and JSD have implemented a level distribution policy. Effective in conjunction with the declaration of JQC’s October 2021 distribution, the Fund implemented a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution, and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, each Fund may pay out more than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. The amounts and sources of distributions are reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Notes to Financial Statements (continued)

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03 – Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NSL	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$287,061,940	$1,732,607	$288,794,547
Corporate Bonds	—	37,916,588	—	37,916,588
Common Stocks**	1,433,779	6,887,045	6,764	8,327,588
Warrants**	2,745	1,890,044	—	1,892,789
Convertible Preferred Securities**	—	150,700	—	150,700
Total	$1,436,524	$333,906,317	$1,739,371	$337,082,212

JFR	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$724,118,773	$3,485,408	$727,604,181
Corporate Bonds	—	94,879,723	—	94,879,723
Common Stocks**	3,430,815	16,413,328	13,053	19,857,196
Asset-Backed Securities	—	11,938,601	—	11,938,601
Warrants**	6,409	4,525,242	—	4,531,651
Convertible Preferred Securities**	—	318,051	—	318,051

Short-Term Investments:
Investment Companies	8,891,025	—	—	8,891,025
Total	$12,328,249	$852,193,718	$3,498,461	$868,020,428
JRO	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$509,861,352	$2,516,630	$512,377,982
Corporate Bonds	—	68,428,812	—	68,428,812
Common Stocks**	2,407,044	11,521,425	9,566	13,938,035
Asset-Backed Securities	—	7,144,400	—	7,144,400
Warrants**	4,584	3,190,200	—	3,194,784
Convertible Preferred Securities**	—	215,094	—	215,094

Short-Term Investments:
Investment Companies	10,093,889	—	—	10,093,889
Total	$12,505,517	$600,361,283	$2,526,196	$615,392,996
JSD	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$190,997,540	$1,467,592	$192,465,132
Corporate Bonds	—	27,096,394	—	27,096,394
Common Stocks**	980,467	4,632,461	2,325	5,615,253
Warrants**	2,745	1,296,012	—	1,298,757
Convertible Preferred Securities**	—	136,460	—	136,460

Short-Term Investments:
Investment Companies	5,060,888	—	—	5,060,888
Total	$6,044,100	$224,158,867	$1,469,917	$231,672,884

JQC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$1,126,072,632	$10,134,946	$1,136,207,578
Corporate Bonds	—	189,038,031	—	189,038,031
Common Stocks**	890,608	9,987,239	40,086	10,917,933
Warrants**	9,183	2,542,084	5	2,551,272
Convertible Bonds	—	1,423,089	—	1,423,089
Convertible Preferred Securities**	—	137,507	—	137,507

Short-Term Investments:
Investment Companies	13,347,241	—	—	13,347,241
Total	$14,247,032	$1,329,200,582	$10,175,037	$1,353,622,651
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

Notes to Financial Statements (continued)

The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	NSL			JFR			JRO
	Level 3			Level 3			Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant
Balance at the beginning of period	$2,005,844	$412,479	$4,378	$4,035,068	$869,850	$8,755	$2,913,510	$600,348	$5,839
Gains (losses):
Net realized gains (losses)	26	(45,665)	—	52	(77,572)	—	38	(59,302)	—
Change in net unrealized appreciation (depreciation)	(312,535)	(174,144)	3,373	(626,231)	(380,722)	6,745	(475,962)	(259,446)	4,498
Purchases at cost	—	—	—	—	—	—	—	—	—
Sales at proceeds	(19,705)	—	—	(41,516)	—	—	(28,518)	—	—
Net discounts (premiums)	58,977	—	—	118,035	—	—	107,562	—	—
Transfers into	—	—	—	—	—	—	—	—	—
Transfers (out of)	—	(185,906)	(7,751)	—	(398,503)	(15,500)	—	(272,034)	(10,337)
Balance at the end of period	$1,732,607	$6,764	$—	$3,485,408	$13,053	$—	$2,516,630	$9,566	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(312,535)	$(61,965)	$—	$(626,231)	$(119,572)	$—	$(475,962)	$(87,630)	$—

	JSD			JQC
	Level 3			Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant
Balance at the beginning of period	$1,699,036	$257,488	$4,378	$11,733,256	$1,577,863	$5
Gains (losses):
Net realized gains (losses)	22	(36,408)	—	158	(5)	—
Change in net unrealized appreciation (depreciation)	(260,687)	(92,217)	3,373	(1,899,714)	(906,203)	—
Purchases at cost	—	—	—	—	—	—
Sales at proceeds	(16,832)	—	—	(117,318)	—	—
Net discounts (premiums)	46,053	—	—	418,564	—	—
Transfers into	—	—	—	—	—	—
Transfers (out of)	—	(126,538)	(7,751)	—	(631,569)	—
Balance at the end of period	$1,467,592	$2,325	$—	$10,134,946	$40,086	$5
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(260,687)	$(21,297)	$—	$(1,899,714)	$(367,199)	$—

As of the measurement date, the Common Stocks categorized as Level 3 are priced based on updated financial statements which reflect the most recent net asset values. The Warrants categorized as Level 3 are priced at placeholder Value. The Variable Rate Senior Loan Interests categorized as Level 3 are utilizing a weighted probability model.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NSL
Common Stocks	$185,457	$—	$449	$—	$—	$(185,906)
Warrants	—	—	7,751	—	—	(7,751)
JFR
Common Stocks	$397,739	$—	$764	$—	$—	$(398,503)
Warrants	—	—	15,500	—	—	(15,500)
JRO
Common Stocks	$271,450	$—	$584	$—	$—	$(272,034)
Warrants	—	—	10,337	—	—	(10,337)
JSD
Common Stocks	$126,179	$—	$359	$—	$—	$(126,538)
Warrants	—	—	7,751	—	—	(7,751)
JQC
Common Stocks	$631,569	$—	$—	$—	$—	$(631,569)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding unfunded senior loan commitments	$168,382	$1,189,306	$354,118	$351,317	$763,143

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$133,252,519	$348,025,497	$237,083,253	$93,979,052	$489,716,676
Sales and maturities	140,653,369	364,006,642	244,330,115	97,197,763	567,977,816

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery

Notes to Financial Statements (continued)

purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Transactions

During the Funds’ current and prior fiscal period, there were no transactions in common shares.

Preferred Shares

Taxable Fund Preferred Shares

All the Funds have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.

Each Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.

•

Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Funds will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.

The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•

Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

Each Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

JQC incurred offering costs of $720,000 in connection with its offering of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NSL, JFR, JRO,JSD and JQC had $39,615,370, $99,384,451, $74,709,275, $69,631,527 and $139,290,577 TFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ TFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
NSL	A	40,000	$40,000,000	November 1, 2030	VRM
JFR	A	100,000	$100,000,000	January 1, 2031	VRDM
JRO	A	75,000	$75,000,000	December 1, 2030	VRM
JSD	A	70,000	$70,000,000	November 1, 2029	VRDM
JQC	A	140,000	$140,000,000	July 1, 2032	VRDM

The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD	JQC*
Average liquidation preference of TFP Shares outstanding	$40,000,000	$100,000,000	$75,000,000	$70,000,000	$140,000,000
Annualized dividend rate	1.63%	0.59%	1.63%	0.59%	1.87%
*	For the period June 8, 2022 (first issuance date of shares) through July 31, 2022.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2022
JQC	Series	Shares	Amount
TFP Shares issued	A	140,000	$140,000,000

	Year Ended July 31, 2021
NSL	Series	Shares	Amount
TFP Shares issued	A	40,000	$40,000,000

	Year Ended July 31, 2021
JFR	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000

	Year Ended July 31, 2021
JRO	Series	Shares	Amount
TFP Shares issued	A	75,000	$75,000,000

Notes to Financial Statements (continued)

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Year Ended July 31, 2021
NSL	Series	Shares	Amount
Term Preferred redeemed	2021	(33,000)	$(33,000,000)

	Year Ended July 31, 2021
JFR	Series	Shares	Amount
Term Preferred redeemed	2024	(35,000)	$(35,000,000)
	2027	(55,000)	(55,000,000)
Total		(90,000)	$(90,000,000)

	Year Ended July 31, 2021
JRO	Series	Shares	Amount
Term Preferred redeemed	2027	(45,000)	$(45,000,000)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, foreign currency transactions, investments in partnerships, nondeductible offering costs, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NSL	$362,574,567	$4,844,711	$(30,337,066)	$(25,492,355)

JFR	929,489,205	11,861,318	(73,330,095)	(61,468,777)

JRO	659,561,702	8,095,260	(52,263,966)	(44,168,706)

JSD	248,950,776	3,210,379	(20,488,271)	(17,277,892)

JQC	1,456,891,309	8,621,692	(111,890,350)	(103,268,658)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NSL	$—	$—	$(25,492,355)	$(44,951,557)	$—	$(1,486,542)	$(71,930,454)

JFR	—	—	(61,468,777)	(103,224,962)	—	(3,756,619)	(168,450,358)

JRO	—	—	(44,168,706)	(74,138,025)	—	(2,655,450)	(120,962,181)

JSD	—	—	(17,277,892)	(30,961,127)	—	(993,436)	(49,232,455)

JQC	—	—	(103,267,425)	(216,476,027)	—	(5,695,590)	(325,439,042)

The tax character of distributions paid were as follows:

	7/31/2022			7/31/2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital

NSL	$13,508,860	$—	$2,418,372	$14,807,499	$—	$—

JFR	35,004,216	—	5,066,385	35,545,583	—	—

JRO	24,262,762	—	4,035,008	24,932,849	—	—

JSD	9,578,145	—	1,011,785	9,490,595	—	—

JQC	47,176,021	—	17,563,855	40,633,984	—	74,850,888

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NSL	$3,053,867	$41,897,690	$44,951,557

JFR	6,507,557	96,717,405	103,224,962

JRO	4,606,728	69,531,297	74,138,025

JSD	3,100,613	27,860,514	30,961,127

JQC	35,160,164	181,315,863	216,476,027

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July 31, 2022, the complex-level fee for each Fund was 0.1562%.

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

9. Borrowing Arrangements and Reverse Repurchase Agreements

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowing Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$102,500,000	$260,000,000	$180,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$92,800,000	$233,400,000	$162,100,000

Interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount. NSL and JRO accrue 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL also accrued an upfront fee of 0.05% on the maximum commitment amount and which was paid in two installments, half at the closing of the agreement in October 2020 and the other half upon its 12-month anniversary in 2021.

On October 4, 2021, NSL renewed its Borrowing through October 3, 2022. On December 17, 2021, JFR renewed its Borrowings through December 16, 2022. On November 4, 2021, JRO renewed its Borrowings through November 3, 2022. All other items of the Borrowings remain unchanged.

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$94,201,370	$238,057,534	$164,335,616
Average annual interest rate	1.23%	1.22%	1.21%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$30,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$18,000,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 27, 2021, JSD renewed its Borrowings through October 26, 2022. The Fund also accrued a 0.05% amendment fee based on the maximum commitment amount. All other items of the Borrowings remain unchanged.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$19,401,370
Average annual interest rate	1.29%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$265,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$246,000,000

Interest is charged on the Borrowings at a rate per annum equal to the daily SOFR plus 0.85% (3-Month LIBOR plus 1.10% prior to June 8, 2022) and the Fund accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount. On June 8, 2022, JQC renewed its Borrowings through April 1, 2023. All other items remain unchanged.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$380,191,781
Average annual interest rate	1.54%

Notes to Financial Statements (continued)

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
Societe Generale	Daily SOFR plus 1.10%	$(142,000,000)	N/A	$(142,000,000)	$(142,216,236)

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$142,000,000
Average interest rate	1.26%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
Societe Generale	$(142,216,236)	$168,971,216
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

10. Inter-Fund Lending

Inter-Fund Borrowing and Leading

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN SENIOR INCOME FUND (NSL)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income, consistent with preservation of capital.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans (“Senior Loans”), which unsecured Senior Loans will be, at the time of investment, investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades unrated but judged to be of comparable quality.

With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

The Fund invests primarily in adjustable rate U.S. dollar-denominated secured Senior Loans.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

No more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, part of the Fitch Group (“Fitch”) or that are unrated but judged to be of comparable quality.

•	The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States.

•	The Fund may invest up to 20% of its Managed Assets, in the aggregate, in:

•	other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and

•	equity securities and warrants acquired in connection with the Fund’s investments in Senior Loans.

•	The Fund will not invest more than 10% of its Managed Assets in Senior Loans with interest rates that adjust less often than semi-annually.

•

The Fund’s portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loans.

•	The Fund has no policy limiting the maturity of the Senior Loans that it purchases.

•

The Fund does not intend to invest more than 5% of its Managed Assets in Senior Loans or other securities of a single borrower. In addition, the Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.

•

The Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an agent or co-agent, and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets.

•

The Fund does not currently intend to invest more than 20% of its Managed Assets in participations. Participations are when the Fund acquires from a lender a portion of a lender’s rights under a loan agreement.

•

The Fund will only acquire participations if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P, Baa or P-3 or higher by Moody’s or BBB or F3 or higher by Fitch or has debt or obligations that are unrated by S&P, Moody’s and Fitch and determined by the Fund’s investment adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. Such swaps are standardized total return swaps on loan indices that are designed to provide exposure to the Senior Loan market.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in adjustable rate, U.S. dollar-denominated, secured and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above the London Inter-Bank Offered Rate (“LIBOR”, the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The use of the LIBOR will begin to be phased out in the near future. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.

The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in U.S. dollar denominated Senior Loans of Borrowers that are organized or located in countries outside the United States, including Borrowers organized or located in emerging markets countries. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in foreign Borrowers involves special risks and investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value (“NAV”). The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial (“Preferred Shares”), the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

(Unaudited)

NUVEEN FLOATING RATE INCOME FUND (JFR)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality.

With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

•

The Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The use of the LIBOR will begin to be phased out in the near future. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.

The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

Shareholder Update (continued)

(Unaudited)

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities (“ABS”). ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

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NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in adjustable rate loans, primarily secured senior loans. With respect to the Fund’s senior loans included in the 80% policy, such instruments will not at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As part of the 80% requirement, the Fund also may invest in adjustable rate unsecured senior loans (together with secured senior loans referred to herein as “Senior Loans”) and adjustable rate secured and unsecured subordinated loans.

“Senior Loans” include floating or variable rate, U.S. dominated secured and unsecured loans that hold the most senior position in the capital structure of an issuer. Adjustable rate Senior Loans and adjustable rate subordinated loans are sometimes collectively referred to as “Adjustable Rate Loans.” Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. (of any tenor, but typically between one month and six months, and currently), plus a premium.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an agent or co-agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets.

•

The Fund may invest its Managed Assets without limit in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities).

•	No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

•	The Fund also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Adjustable Rate Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for these purposes ) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for these purposes) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in adjustable rate loans, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The use of the LIBOR will begin to be phased out in the near future. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may invest in subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the

Shareholder Update (continued)

(Unaudited)

capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a SPV). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in CLOs. A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in CDOs. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include ADRs, GDRs or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Shareholder Update (continued)

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The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

Such instruments may include total return swaps whose prices, in the sub-adviser’s opinion, correlate with the prices of the Adjustable Rate Loans, primarily Senior Loans, in which the Fund primarily invests. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

Investment Objective

The Fund’s investment objective is to provide current income and the potential for capital appreciation.

Investment Policies

The Fund will invest at least 80% of Assets (as defined below), at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

The Fund’s portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. The Fund also may invest in other types of debt instruments and enter into short positions consisting primarily of high yield debt.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	The Fund may invest in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

The Fund will invest at least 80% of its Managed Assets in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

The Fund may enter into short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

•

The Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s use of leverage.

•

The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in loans or securities in the issuing company’s capital structure that are senior to its common equity, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund’s portfolio will be invested primarily in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

Shareholder Update (continued)

(Unaudited)

The Fund invests in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The use of the LIBOR will begin to be phased out in the near future. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.

The Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to Senior Loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in securities of non-U.S. companies. The Fund will classify an issuer of a security as being located in a country based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue, comes and the issuer’s reporting currency.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative transactions, such as credit default swaps and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions such as total return swaps on an underlying index to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments. The Fund will not enter into interest rate swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

Investment Objectives

The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary investment objective is total return.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below), at time of purchase, in loans or securities that are senior to its common equity in the issuing company’s capital structure, including but not limited to debt securities and preferred securities.

The Fund invests in in adjustable rate loans, primarily secured senior loans and other debt instruments. Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.

•	The Fund may invest up to 30% of its Managed Assets in the following securities:

•

(i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% requirement set forth above);

•	(ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

•	(iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities); and

•	(iv) domestic and international equity securities.

•

Substantially all of the Fund’s portfolio likely will be invested in senior loans that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. The Fund may also purchase other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality.

•

The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 25% of its total assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in loans or securities that are senior to its common equity in the issuing company’s capital structure, such policy may not be changed without 60 days’ prior written notice.

Shareholder Update (continued)

(Unaudited)

Portfolio Contents

The Fund invests in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The use of the LIBOR will begin to be phased out in the near future. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.

The Fund may invest in adjustable rate subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a SPV). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in CLOs. A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in CDOs. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative transactions, primarily but not limited to credit default and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

(Unaudited)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)

Portfolio Level Risks

Asset-Back Securities Risk	—	—	—	—	X
Basis Risk	X	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Collateralized Debt Obligation Risk	—	—	—	—	X
Collateralized Loan Obligation Risk	—	—	—	—	X
Contingent Capital Securities (“CoCos”) Risk	—	—	—	—	X
Convertible Securities Risk	—	—	—	—	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Debt Securities Risk	X	X	X	X	X
Defaulted and Distressed Securities Risk	—	—	X	X	—
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Duration Risk	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X
Financial Futures and Options Transactions Risk	X	X	X	X	X
Floating-Rate and Fixed-to-Floating Rate Securities Risk	X	X	X	X	X
Foreign Currency Risk	—	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Inflation Correlation Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
LIBOR Floor Risk	X	X	X	X	X
LIBOR Replacement Risk	X	X	X	X	X
Loan Participation Risk	X	X	X	X	X
Loan Risk	X	X	X	X	X
Mortgage-Backed Securities Risk	—	—	—	—	X
Non-U.S. Securities Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Preferred Securities Risk	—	—	—	X	X
Reinvestment Risk	X	X	X	X	X

Risk	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)
Second Lien Loans and Unsecured Loans Risk	X	X	X	X	X
Senior Loan Agent Risk	X	X	X	X	X
Senior Loan Risk	X	X	X	X	X
Short Exposure Risk	—	—	—	X	—
Structured Product Risk	X	X	X	X	X
Sovereign Government and Supranational Debt Risk	—	—	—	—	X
Subordinated Loans and Other Subordinated Debt Instruments Risk	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Warrants and Equity Securities Risk	X	X	X	X	X
When-Issued and Delayed-Delivery Transactions	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X

Portfolio Level Risks:

Asset-Backed Securities Risk. ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Fund with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. As a result, proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

Shareholder Update (continued)

(Unaudited)

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment.

If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Collateralized Debt Obligation (“CDO”) Risk. The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligation (“CLO”) Risk. A CLO is an ABS whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by afund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are in default or involved in bankruptcy or insolvency proceedings, or may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Shareholder Update (continued)

(Unaudited)

It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into could adversely impact the Fund’s ability to successfully use derivative instruments.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. I Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.

Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

LIBOR Floor Risk. Many floating rate loans issued after 2008 include a “LIBOR floor,” based on LIBOR, or a minimum interest rate to which the loan’s spread is added, to calculate the loan’s overall interest rate. As short-term market rates rise, such loans will not pay higher interest until prevailing rates exceed the floor rate stated in the loan documents.

LIBOR Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While SOFR has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse

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changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Mortgage-Backed Securities Risk. Investing in MBS entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, in the event of increased instability in the credit markets, the market for some MBS may experience reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding MBS have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described herein.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly

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influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Structured Product Risk. The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Subordinated Loans and Other Subordinated Debt Instruments Risk. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the

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value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the

Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar

Shareholder Update (continued)

(Unaudited)

terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	38.41%	38.42%	38.58%	38.45%	38.97%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.40%	1.36%	1.36%	1.57%	1.59%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.54%	0.52%	0.52%	0.60%	0.62%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-17.11%	-17.09%	-17.13%	-17.23%	-17.40%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.99%	-8.97%	-8.99%	-9.10%	-9.21%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.88%	-0.85%	-0.85%	-0.98%	-1.01%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.24%	7.27%	7.29%	7.14%	7.18%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.36%	15.39%	15.43%	15.27%	15.37%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following principal risk has been added for the Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR), Nuveen Floating Rate Income Opportunity Fund (JSD), Nuveen Short Duration Credit Opportunity Fund (JSD) and the Nuveen Credit Strategies Income Fund (JQC):

Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunity Fund and the Nuveen Credit Strategies Income Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NSL	$—
JFR	—
JRO	—
JSD	—
JQC	—

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage
NSL	63.9%	91.0%
JFR	62.8	88.9
JRO	64.2	90.2
JSD	66.8	85.2
JQC	76.9	83.8

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
NSL	81.2%
JFR	80.4
JRO	84.5
JSD	79.4
JQC	100.0

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: An index designed to measure the performance of the USD-denominated leveraged loan market. The index includes issuers from developed countries; issuers from developing countries are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining

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efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.

In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the

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comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Senior Income Fund (the “Senior Income Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2021, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2021 and third quartile for the three- and five-year periods ended December 31, 2021. In addition, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2022, the Fund outperformed its benchmark for the one-year period and ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund (the “Floating Rate Income Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year periods ended December 31, 2021 and March 31, 2022, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2021 and March 31, 2022. Further, the Fund ranked in the third quartile of its Performance Peer Group for the five-year periods, second quartile for the three-year periods and first quartile for the one-year periods ended December 31, 2021 and March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Opportunity Fund (the “Floating Rate Income Opportunity Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year periods ended December 31, 2021 and March 31, 2022, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2021 and March 31, 2022. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year periods, second quartile for the three-year periods and third quartile for the five-year periods ended December 31, 2021 and March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Short Duration Credit Opportunities Fund (the “Short Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2021, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the three-year period ended December 31, 2021. In addition, while the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2022, the Fund outperformed its benchmark for the one-year period ended March 31, 2022. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Credit Strategies Income Fund (the “Credit Strategies Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2021, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2021. Further, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2022, the Fund outperformed its benchmark for the one-year period ended March 31, 2022 and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Short Duration Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

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With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Senior Income Fund, Floating Rate Income Opportunity Fund and Credit Strategies Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; (b) the Floating Rate Income Fund had a net management fee and a net expense ratio that were below the respective peer average; and (c) the Short Duration Fund had a net management fee that was in line with the peer average, but a net expense ratio that was higher than the peer average. The Independent Board Members noted that the Short Duration Fund’s net expense ratio was higher than the peer average due, in part, to expenses associated with a leverage mode conversion that occurred in 2020.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts advised by the Sub-Adviser; hedge funds or other structured products managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised, and the Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board recognized that the Sub-Adviser was an affiliated sub-adviser and, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Similarly, with respect to foreign funds, the Board recognized that the differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees of the Nuveen funds compared to those of the foreign funds. Further, with respect to ETFs, the Board considered that certain Nuveen ETFs were passively managed compared to the active management of other Nuveen funds which also contributed to the differences in fee levels between such Nuveen ETFs and the actively-managed funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

However, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. In addition, the Board noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (since 2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2oo8 Class II		140

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tern of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class Ill		140

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Well mark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		140

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued)

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (UCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II		140

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020). BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III		140

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class Ill		140

∎ JOHN K. NELSON			Member of Board of Directors of Corel 2 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		140

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued)

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		140

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly Director, Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings, Inc.; formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		140

∎ MATTHEW THORNTON Ill			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx;formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide®(a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class Ill		140

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		140

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		140

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015

∎ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO Asset Management Corp. (2012-2014).
1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management LLC.
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2077-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2077) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).
1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.
1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARKL WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

(1)

The Board of Trustees is divided into three classes, Class I, Class 11, and Class 111, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0722D 2399428-INV-Y-09/23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Floating Rate Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2022	$45,950	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2021	$43,960	$24,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2022	$0	$0	$0	$0
July 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, John K. Nelson, Judith M. Stockdale, Albin F. Moschner, Robert L Young and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”, “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services (“ISS”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•

Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•

Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•	Issues Having the Potential for Significant Economic Impact.

Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the Fund’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).	Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) had primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott Caraher, Head of Senior Loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

Item 8 (a)(2).	Other Accounts Managed By Portfolio Managers

Other Accounts Managed. In addition to managing the Fund, as of July 31, 2022, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

OTHER ACCOUNTS MANAGED

	Scott Caraher	Kevin Lorenz
(a) Registered Investment Companies
Number of accounts	11	10
Assets	$6.26 billion	$13.77 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	1	0
Assets	$499 million	$0
Performance fee accounts
Number of accounts	1	0
Assets	$97.50 million	$0

	Scott Caraher	Kevin Lorenz
(c) Other
Non-performance fee accounts
Number of accounts	4	1
Assets	$1.81 billion	$15.52 million
Performance fee accounts
Number of accounts	0	0
Assets	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).	Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8 (a)(4).	Ownership of JFR Securities as of July 31, 2022

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher					X
Kevin Lorenz	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: October 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2022